EXHIBIT 10.8

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT

AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT, dated June 19, 2003, entered into by and among Congress Financial Corporation (Florida), a Florida corporation, in its capacity as agent acting for and on behalf of the parties to the Loan Agreement (as hereinafter defined) as lenders (in such capacity, “Agent”), the parties to the Loan Agreement as lenders (individually a “Lender” and collectively, “Lenders”), Supreme International, Inc., a Delaware corporation (“Supreme”) and Jantzen, Inc., a Delaware corporation (“Jantzen”, and together with Supreme, each individually an “Existing Borrower” and collectively, “Existing Borrowers”), Salant Corporation, a Delaware corporation (“Salant”), Salant Holding Corporation, a Delaware corporation (“Salant Holding”, and together with Salant, each individually a “New Borrower” and collectively, “New Borrowers”), Perry Ellis International, Inc., a Florida corporation (“Parent”), PEI Licensing, Inc., a Delaware corporation (“PEI Licensing”), Jantzen Apparel Corp., a Delaware corporation (“Jantzen Apparel”), BBI Retail, L.L.C., a Florida limited liability company (“BBI”), Supreme I Real Estate, LLC, a Florida limited liability company (“Supreme I”), Supreme II Real Estate, LLC, Florida limited liability company (“Supreme II”), Supreme Realty, LLC, a Florida limited liability company (“Supreme Realty”), Supreme Munsingwear Canada Inc., a Canada corporation (“Supreme Canada”), and Perry Ellis Real Estate Corporation, a Delaware corporation (“PE Real Estate”, and together with Parent, PEI Licensing, Jantzen Apparel, BBI, Supreme I, Supreme II, Supreme Realty and Supreme Canada, each individually a “Guarantor” and collectively, “Guarantors”).

W  I  T  N  E  S  S  E  T  H :

WHEREAS, Agent, Lenders, Existing Borrowers and Guarantors have entered into financing arrangements pursuant to which Lenders (or Agent on behalf of Lenders) have made and may make loans and advances and provide other financial accommodations to Existing Borrowers as set forth in the Loan and Security Agreement, dated October 1, 2002, by and among Agent, Lenders, Existing Borrowers and Guarantors (as amended hereby and as the same may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”, and together with all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto, as from time to time amended, modified, supplemented, extended, renewed, restated, or replaced, collectively, the “Financing Agreements”);

WHEREAS, Parent has created a newly formed wholly owned subsidiary, Connor Acquisition Corp. (“Connor” as hereinafter further defined), which is to merge with and into Salant with Salant as the surviving corporation, with the shares of capital stock of Connor converted into the shares of the surviving corporation (so that the surviving corporation shall be a wholly owned subsidiary of Parent) and the shares of Salant as the surviving corporation converted into the right to receive certain merger consideration consisting of cash and shares of capital stock of Parent, all as set forth in, and pursuant to, the Merger Agreements (as hereinafter defined);

WHEREAS, Existing Borrowers, New Borrowers and Guarantors have requested that Agent and Lenders amend the Loan Agreement to provide for Agent and Lenders to make loans and advances and provide other financial accommodations to each New Borrower under the terms and conditions of the Loan Agreement and that each New Borrower becomes an additional Borrower under the Loan Agreement, as amended hereby, and in connection therewith have requested that the Loan Agreement be amended in order to (1) consent to the formation by Parent of Connor, (2) consent to the merger of Connor with and into Salant, (3) add each New Borrower as an additional Borrower, subject to the provisions set forth herein and in the Loan Agreement, (4) add the grant by New Borrower and New Guarantor to Agent, for itself and the benefit of Lenders, of a security interest in and lien upon the assets and properties of such New Borrower to secure the payment and performance of all obligations of each of them to Agent and Lenders, and (5) make certain other amendments to the Loan Agreement; and

WHEREAS, by this Amendment No. 1, Agent, Lenders, Existing Borrowers, New Borrowers and Guarantors desire and intend to evidence such consent and amendments.

NOW, THEREFORE, In consideration of the foregoing, the mutual agreements and covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions.

1.1 Additional Definitions. As used herein, the following terms shall have the meanings given to them below, and the Loan Agreement and the other Financing Agreements are hereby amended to include, in addition and not in limitation, the following definitions:

(a) “Amendment No. 1” shall mean Amendment No. 1 to Loan and Security Agreement as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(b) “Commercial Letter of Credit” shall mean any Letter of Credit Accommodation consisting of a letter of credit issued for the purpose of providing the primary manner of payment for the purchase price of goods or services by a Borrower in the ordinary course of the business of such Borrower.

(c) “Connor” shall mean Connor Acquisition Corp., a Delaware corporation, and its successors and assigns.

(d) “Existing Salant Lenders” shall mean the lenders to a New Borrower listed on Exhibit A hereto (and including The CIT Group/Commercial Services, Inc. in its capacity as agent acting for such lenders) and their respective predecessors, successors and assigns; sometimes referred to herein individually as an “Existing Salant Lender”.

(e) “Existing Salant Letters of Credit” shall mean, collectively, the letters of credit issued for the account of a New Borrower or for which such New Borrower is otherwise liable, as listed on Exhibit B hereto, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced; sometimes referred to herein individually as an “Existing Salant Letter of Credit”.

(f) “LC Indemnification Agreement” shall mean the Letter of Credit Indemnification Agreement, dated of even date herewith, between Agent and The CIT Group/ Commercial Services, Inc. in its capacity as agent for the Existing Salant Lenders with respect to certain of the Existing Salant Letters of Credit, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(g) “Merger” shall mean the merger of Connor with and into Salant, with Salant as the surviving corporation, pursuant to and in accordance with the terms of the Merger Agreements.

(h) “Merger Agreements” shall mean, collectively, the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated, or replaced): (i) the Agreement and Plan of Merger dated February 3, 2003, by and among Connor, Salant and Parent and (ii) all other agreements, documents or instruments executed or delivered in connection therewith.

(i) “Salant” shall mean Salant Corporation, a Delaware corporation, and its successors and assigns.

(j) “Salant Holding” shall mean Salant Holding Corporation, a Delaware corporation, and its successors and assigns.

(k) “Salant Supplemental Financing Agreements” shall mean, collectively, the following (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated, or replaced): (i) the Guarantee by Existing Borrowers, Salant Holding and Guarantors in favor of Agent, for itself and the benefit of Lenders, with respect to the Obligations of Salant, (ii) the Guarantee by Existing Borrowers, Salant and Guarantors in favor of Agent, for itself and the benefit of Lenders, with respect to the Obligations of Salant Holding, (iii) the Pledge and Security Agreement by Parent in favor of Agent with respect to all of the issued and outstanding shares of Salant, (iv) the Pledge and Security Agreement by Salant in favor of Agent with respect to all of the issued and outstanding shares of Salant Holding, (v) the Trademark Collateral Assignment and Security Agreement by Salant in favor of Agent, (vi) the Trademark Collateral Assignment and Security Agreement by Salant Holding in favor of Agent, (vii) the Deposit Account Control Agreements by and among Agent, each New Borrower and the depository bank at which the deposit accounts of such New Borrower are maintained, and (viii) all other agreements, documents and instruments executed and/or delivered in connection with this Amendment No.1 and any of the foregoing.

(l) “Special Reserve” shall mean a Reserve in the amount of $1,000,000 established by Agent as of the date hereof.

1.2 Amendments to Definitions.

(a) All references to the term “Applicable Margin” in the Loan Agreement and each such reference is hereby amended to mean, at any time, as to the Interest Rate for Prime Rate Loans and the Interest Rate for Eurodollar Rate Loans the applicable percentage (on a per annum basis) set forth below if either (i) the sum of: (A) the Quarterly Average Excess Availability for the immediately preceding fiscal quarter plus (B) the Excess Cash as of the last day of the immediately preceding fiscal quarter is at or within the amounts indicated for such percentage or (ii) the Leverage Ratio as of the last day of the immediately preceding fiscal quarter (which ratio for this purpose shall be calculated based on the four (4) immediately preceding fiscal quarters) is at or within the levels indicated for such percentage:

Tier	Quarterly Average Excess Availability plus Excess Cash	Leverage Ratio	Applicable Prime Rate Margin	Applicable Eurodollar Rate Margin
1	$45,000,000 or more	2.00 to 1.00 or less	0%	2%
2	Greater than or equal to $35,000,000 and less than $45,000,000	Greater than 2.00 to 1.00 but equal to or less than 3.00 to 1.00	0%	2 1/4%
3	Greater than or equal to $25,000,000 and less than $35,000,000	Greater than 3.00 to 1.00 but equal to or less than 4.00 to 1.00	1/4%	2 1/2%
4	Less than $25,000,000	Greater than 4.00 to 1.00	1/2%	2 3/4%

provided, that, (A) the Applicable Margin shall be calculated and established once each fiscal quarter (commencing with the fiscal quarter ending on October 31, 2003) and shall remain in effect until adjusted thereafter at the end of the next quarter and (B) the Applicable Margin shall be the lower percentage set forth above based on (1) the sum of the Quarterly Average Excess Availability and the Excess Cash as provided above or (2) the Leverage Ratio.

(b) All references to the term “Borrower” or “Borrowers” in the Loan Agreement or any of the other Financing Agreements and each such reference is hereby amended to include, in addition and not in limitation, each New Borrower.

(c) All references to the term “Collateral” in the Loan Agreement and each such reference is hereby amended to include, in addition and not in limitation, the assets and properties of New Borrowers at any time subject to the security interest or lien of Agent for itself and the benefit of Lenders, including the assets and properties described in Section 9 of this Amendment No. 1.

(d) The reference to the amount of “$5,000,000” in the definition of the term “Eligible Factor Receivables” in the Loan Agreement is hereby deleted and the amount of “$20,000,000” substituted therefor.

(e) All references to the term “Factoring Agreements” in the Loan Agreement and any of the other Financing Agreements and each such reference is hereby amended to include, in addition and not in limitation, the following in each case as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced: (i) the Non-Notification Factoring Agreement, dated on or about the date hereof, between The CIT Group/Commercial Services, Inc. and Salant, and all agreements, documents and instruments at any time executed and/or delivered by any Borrower or Guarantor in connection therewith; and (ii) the Non-Notification Factoring Agreement, dated on or about the date hereof, between The CIT Group/Commercial Services, Inc. and Salant Holding, and all agreements, documents and instruments at any time executed and/or delivered by any Borrower or Guarantor in connection therewith.

(f) All references to the term “Fee Letter” in the Loan Agreement and any of the other Financing Agreements and each such reference is hereby amended to include, in addition and not in limitation, the letter agreement, dated January 17, 2003, by and among Existing Borrowers, Guarantors and Agent, setting forth certain fees payable by Borrowers to Agent for the benefit of itself and Lenders, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(g) All references to the term “Financing Agreements” in the Loan Agreement and any of the other Financing Agreements and each such reference is hereby amended to include, in addition and not in limitation, collectively, this Amendment No. 1 and the Salant Supplemental Financing Agreements.

(h) All references to the term “Information Certificate” in the Loan Agreement or any of the other Financing Agreements and each such reference is hereby amended to mean the Amended and Restated Information Certificate with respect to Borrowers (including New Borrowers) and Guarantors included with this Amendment No. 1 as Exhibit C hereto.

(i) All references to the term “Interest Rate” in the Loan Agreement or any of the other Financing Agreements and each such reference is hereby amended to mean:

(i) Prior to June 19, 2003, subject to clauses (ii) and (iii) below:

(A) as to Prime Rate Loans, a rate equal to one-quarter ( 1/4%) percent in excess of the Prime Rate;

(B) as to Eurodollar Rate Loans, a rate equal to two and one-half (2 1/2%) percent per annum in excess of the Adjusted Eurodollar Rate (in each case, based on the Eurodollar Rate applicable for the relevant Interest Period, whether such rate is higher or lower than any rate previously quoted to a Borrower).

(ii) Subject to clause (iii) below, effective as of the first (1st) day of the second month of each fiscal quarter (commencing with the fiscal quarter ending on October 31, 2003), the Interest Rate payable by each Borrower shall be increased or decreased, as the case may be, (A) as to Prime Rate Loans, to the rate equal to the Applicable Margin for Prime Rate Loans on a per annum basis in excess of the Prime Rate, and (B) as to Eurodollar Rate Loans, to the rate equal to the Applicable Margin for Eurodollar Rate Loans on a per annum basis in excess of the Adjusted Eurodollar Rate.

(iii) Notwithstanding anything to the contrary contained in clauses (i) or (ii) above, the Applicable Margin otherwise used to calculate the Interest Rate for Prime Rate Loans and Eurodollar Rate Loans shall be the highest percentage set forth in the definition of the term Applicable Margin for each category of Loans (without regard to the amount of Quarterly Average Excess Availability or the Leverage Ratio) plus two (2%) percent per annum, at Agent’ s option, (A) for the period (1) from and after the effective date of termination or non-renewal of the Loan Agreement until Agent and Lenders have received full and final payment of all outstanding and unpaid Obligations which are not contingent and cash collateral or letter of credit, as Agent may specify, in the amounts and on the terms required under Section 13.1 of the Loan Agreement for contingent Obligations (notwithstanding entry of a judgment against any Borrower or Guarantor) and (2) from and after the date of the occurrence of an Event of Default and for so long as such Event of Default is continuing and (B) on Loans to a Borrower at any time outstanding in excess of the Borrowing Base of such Borrower (whether or not such excess(es) arise or are made with or without the knowledge or consent of Agent or any Lender and whether made before or after an Event of Default).

(j) All references to the term “Inventory Loan Limit” in the Loan Agreement or any of the other Financing Agreements and each such reference is hereby amended to mean $60,000,000.

(k) All references to the term “Letter of Credit Facility Agreements” in the Loan Agreement and any of the other Financing Agreements and each such reference is hereby amended to include, in addition and not in limitation, the following in each case as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced: (i) the Letter of Credit and Security Agreement, dated on or about the date hereof, by New Borrowers and Israel Discount Bank of New York and the General Security Agreement, dated on or about the date hereof, between New Borrowers and Israel Discount Bank of New York; (ii) the Commitment Letter, dated on or about the date hereof, by and among New Borrowers and CommerceBank, N.A. and the Commercial Security Agreement, dated on or about the date hereof, by New Borrowers in favor of CommerceBank, N.A.; and (iii) the Continuing Letter of Credit Agreement, dated on or about the date hereof, by and among New Borrowers and HSBC Bank USA and the General Security Agreement, dated on or about the date hereof, by and among New Borrowers and HSBC Bank USA.

(l) All references to the term “Maximum Credit” in the Loan Agreement or any of the other Financing Agreements and each such reference is hereby amended to mean $110,000,000.

(m) All references to the term “Reserves” in the Loan Agreement or any of the other Financing Agreements and each such reference is hereby amended to include, in addition and not in limitation, the Special Reserve, except that for purposes of calculating the Excess Availability as such term is used in the Loan Agreement, the Special Reserve shall not be considered in such calculation.

(n) All references to the term “The CIT Group/Commercial Services, Inc. (as successor to Congress Talcott Corporation)” in the Loan Agreement or any of the other Financing Agreements and each such reference is hereby amended to mean The CIT Group/Commercial Services, Inc. and its successors and assigns.

1.3 Interpretation. For purposes of this Amendment No. 1, unless otherwise defined herein, all capitalized terms used herein which are defined in the Loan Agreement shall have the meanings given to such terms in the Loan Agreement.

2. Consent. Subject to the terms and conditions contained herein, to the extent such consent is or may be required under the Loan Agreement, Agent and Lenders hereby consent to: (a) the formation by Parent of Connor as a wholly-owned Subsidiary of Parent formed solely for the purpose of merging with Salant pursuant to the Merger and (b) the Merger.

3. Assumption of Obligations; Amendments to Guarantees and Financing Agreements.

3.1 Each New Borrower hereby expressly (a) assumes and agrees to be directly liable to Agent and Lenders, jointly and severally with Existing Borrowers, for all Obligations under, contained in, or arising pursuant to the Loan Agreement or any of the other Financing Agreements applicable to Existing Borrowers and as applied to such New Borrower as a Borrower, (b) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Loan Agreement and the other Financing Agreements applicable to Existing Borrowers as applied to such New Borrower, with the same force and effect as if such New Borrower had originally executed and been an original Borrower signatory to the Loan Agreement and the other Financing Agreements, (c) each New Borrower is deemed to make as to itself and the Existing Borrowers, and is, in all respects, bound by all representations and warranties made by Existing Borrowers to Agent and Lenders set forth in the Loan Agreement or in any of the other Financing Agreements, and (d) agrees that Agent, for itself and the benefit of Lenders, shall have all rights, remedies and interests, including security interests in and liens upon the Collateral granted to Agent pursuant to Section 9 hereof, under and pursuant to the Loan Agreement and the other Financing Agreements, with respect to such New Borrower and its properties and assets with the same force and effect as Agent, for itself and the benefit of Lenders, has with respect to Existing Borrowers and their respective assets and properties, as if such New Borrower had originally executed and had been an original Borrower signatory, as the case may be, to the Loan Agreement and the other Financing Agreements.

3.2 Each Existing Borrower, in its capacity as a Guarantor of the payment and performance of the Obligations of the other Existing Borrowers, and each Guarantor hereby agrees that each of the Guarantees, dated October 1, 2002, by the Existing Borrowers and Guarantors in favor of Agent (collectively, the “Existing Guarantees”) is hereby amended to include New Borrowers as additional guarantor party signatories thereto, and each New Borrower hereby agrees that the Existing Guarantees are hereby amended to include such New Borrower as additional guarantor party signatories thereto. Each New Borrower hereby expressly (a) assumes and agrees to be directly liable to Agent and Lenders, jointly and severally with Guarantors and Existing Borrowers signatories thereto, for payment and performance of all Obligations (as defined in the Existing Guarantees), (b) agrees to perform, comply with and be bound by all terms, conditions and covenants of the Existing Guarantees with the same force and effect as if such New Borrower had originally executed and been an original party signatory to each of the Existing Guarantees as a Guarantor, and (c) agrees that Agent and Lenders shall have all rights, remedies and interests with respect to such New Borrower and its property under the Existing Guarantees with the same force and effect as if such New Borrower had originally executed and been an original party signatory as a Guarantor to each of the Existing Guarantees.

4. Loans. Section 2.1(b)(iii) of the Loan Agreement is hereby amended by deleting the reference therein to “$40,000,000” and substituting the amount of “$60,000,000” therefor.

5. Letter of Credit Accommodations.

5.1 Section 2.2(b) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

“(b) In addition to any charges, fees or expenses charged by any bank or issuer in connection with the Letter of Credit Accommodations, Borrowers shall pay to Agent, for the benefit of Lenders, (i) a letter of credit fee at a rate equal to one (1%) percent per annum on the daily outstanding balance of the Letter of Credit Accommodations consisting of Commercial Letters of Credit for the immediately preceding month (or part thereof), payable in arrears as of the first day of each succeeding month and (ii) a letter of credit fee at a rate equal to two (2%) percent per annum on the daily outstanding balance of all other Letter of Credit Accommodations for the immediately preceding month (or part thereof), payable in arrears as of the first day of each succeeding month, except that Agent may, and upon the written direction of Required Lenders shall, require Borrowers to pay to Agent for the benefit of Lenders such letter of credit fee at a rate equal to three (3%) percent per annum on the daily outstanding balance of the Letter of Credit Accommodations consisting of Commercial Letters of Credit and at a rate equal to four (4%) percent per annum on the daily outstanding balance of all other Letter of Credit Accommodations for: (A) the period from and after the date of termination hereof until Agent and Lenders have received full and final payment of all Obligations (notwithstanding entry of a judgment against any Borrower) and (B) the period from and after the date of the occurrence of an Event of Default for so long as such Event of Default is continuing as determined by Agent. Such letter of credit fee shall be calculated on the basis of a three hundred sixty (360) day year and actual days elapsed and the obligation of Borrowers to pay such fee shall survive the termination of this Agreement.”

5.2 Section 2.2(e) of the Loan Agreement is hereby amended to delete the reference to the amount of “$30,000,000” therein and substitute the amount of “$60,000,000” therefor.

6. Fees. Section 3.2(a) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

“(a) Borrowers shall pay to Agent for the benefit of Lenders monthly an unused line fee at a rate equal to the percentage (on a per annum basis) set forth below calculated upon the amount by which $45,000,000 prior to June 19, 2003 and $80,000,000 on and after June 19, 2003 exceeds the average daily principal balance of the outstanding Loans and Letter of Credit Accommodations during the immediately preceding month (or part thereof) while this Agreement is in effect and for so long thereafter as any Obligations are outstanding. Such fee shall be payable on the first day of each month in arrears. The percentage used for determining the unused line fee shall be one-quarter ( 1/4%) percent until April 30, 2003 and three-eighths ( 3/8%) percent thereafter, provided, that, effective as of the first (1st) day of the second month of each fiscal quarter (commencing with the fiscal quarter ending on October 31, 2003), the percentage used for determining the unused line fee shall be as set forth below if either (i) the sum of the Quarterly Average Excess Availability for the immediately preceding fiscal quarter plus the Excess Cash as of the last day of the immediately preceding fiscal quarter is at or within the amounts indicated for such percentage or (ii) the Leverage Ratio as of the last day of the immediately preceding fiscal quarter (which ratio for this purpose shall be calculated based on the four (4) immediately preceding fiscal quarters) is at or within the levels indicated for such percentage:

Quarterly Average Excess Availability plus Excess Cash	Leverage Ratio	Unused Line Fee Percentage
$45,000,000 or more	2.00 to 1.00 or less	1/4%
Greater than or equal to $35,000,000 and less than $45,000,000	Greater than 2.00 to 1.00 but equal to or less than 3.00 to 1.00	1/4%
Greater than or equal to $25,000,000 and less than $35,000,000	Greater than 3.00 to 1.00 but equal to or less than 4.00 to 1.00	3/8%
Less than $25,000,000	Greater than 4.00 to 1.00	3/8%

provided, that, (A) the unused line fee percentage shall be calculated and established once each fiscal quarter (commencing with the fiscal quarter ending on or after October 31, 2003) and (B) the unused line fee percentage shall be the lower percentage set forth above based on (1) the sum of the Quarterly Average Excess Availability plus the Excess Cash as provided above or (2) the Leverage Ratio.”

7. Collection of Accounts. Section 6.3(a)(ii) of the Loan Agreement is hereby amended to delete the amount of “$20,000,0000” referred to therein and substitute “$35,000,000” therefor.

8. Sharing of Payments, Etc. Section 6.9 of the Loan Agreement is hereby amended to add a new Section 6.9(e) at the end thereof as follows:

“(e) Nothing contained in this Section 6.9 shall be construed to require that a Lender acting in its capacity as a Factor to the extent permitted hereunder who has purchased any accounts receivable owing by a Borrower or Guarantor to a third party share any payments received by it as a Factor in respect of such accounts receivable with any other Lender pursuant to the terms of this Section 6.9.”

9. Grant of Security Interest by New Borrowers.

9.1 Without limiting the provisions of Section 3 hereof, the Loan Agreement and the other Financing Agreements, to secure payment and performance of all of its Obligations, each New Borrower hereby grants to Agent, for itself and the benefit of Lenders, a continuing security interest in, a lien upon, and a right of set off against, and each New Borrower hereby assigns to Agent, for itself and the benefit of Lenders, as security all personal property and interests in personal property of such New Borrower, whether now owned or hereafter acquired or existing, and wherever located, including:

(a) all Accounts;

(b) all general intangibles, including, without limitation, all Intellectual Property;

(c) all goods, including, without limitation, Inventory and Equipment;

(d) all chattel paper, including, without limitation, all tangible and electronic chattel paper;

(e) all instruments, including, without limitation, all promissory notes;

(f) all documents;

(g) all deposit accounts;

(h) all letters of credit, banker’s acceptances and similar instruments for which such New Borrower is a beneficiary or otherwise entitled to any payment (contingent or otherwise), and including all letter-of-credit rights;

(i) all supporting obligations and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including (i) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (ii) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed goods, and (iv) deposits by and property of account debtors or other persons securing the obligations of account debtors;

(j) all (i) investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts) and (ii) monies, credit balances, deposits and other property of such New Borrower now or hereafter held or received by or in transit to Agent, any Lender or its Affiliates or at any other depository or other institution from or for the account of such New Borrower, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

(k) all commercial tort claims, including, without limitation, those identified in the Information Certificate;

(l) to the extent not otherwise described above, all Receivables;

(m) all Records; and

(n) all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral.

9.2 Notwithstanding anything to the contrary contained in this Section 9 above, the types or items of Collateral described in this Section 9 shall not include any rights or interest in any contract, license or license agreement covering personal property of New Borrowers, if under the terms of such contract, license or license agreement, or applicable law with respect thereto, the grant of a security interest or lien therein to Agent is prohibited and such prohibition has not been or is not waived or the consent of the other party to such contract, license or license agreement has not been or is not otherwise obtained; provided, that, the foregoing exclusion shall in no way be construed (a) to apply if any such prohibition is unenforceable under the UCC or other applicable law or (b) so as to limit, impair or otherwise affect Agent’s unconditional continuing security interests in and liens upon any rights or interests of such New Borrower in or to monies due or to become due under any such contract, license or license agreement (including any Receivables).

9.3 In the event that Agent has not received evidence in form and substance satisfactory to Agent that each of the Subsidiaries of Salant set forth on Exhibit D hereto have been liquidated and dissolved to the extent permitted hereunder and the assets thereof validly transferred and assigned to a Borrower or Guarantor by October 31, 2003, promptly upon the request of Agent, as to any such Subsidiary which shall not have been so liquidated and dissolved and assets transferred and assigned: (a) Borrowers and Guarantors shall cause each of such Subsidiaries of Salant to execute and deliver to Agent, in form and substance satisfactory to Agent, (i) an absolute and unconditional guarantee of payment of any and all Obligations, (ii) a security agreement granting to Agent a first priority security interest and lien upon all of the assets of such Subsidiary (except as otherwise consented to in writing by Agent), (iii) related Uniform

Commercial Code Financing Statements and the authorization to file the same, and (b) the Borrowers and Guarantors that are the owner or holder of the Capital Stock of such Subsidiaries of Salant shall execute and deliver to Agent, in form and substance satisfactory to Agent, (i) a pledge and security agreement granting to Agent a first priority pledge of, security interest in and lien upon, all of the issued and outstanding shares of Capital Stock of such Subsidiary, and (ii) the original stock certificates or other instruments evidencing the Capital Stock of such Subsidiary, together with such stock powers with respect to such Capital Stock as Agent may request, and (c) Borrowers and Guarantors shall execute and deliver, or shall cause to be executed and delivered, such other agreements, documents and instruments as Agent may require, including, but not limited to, supplements and amendments hereto and other loan agreements or instruments evidencing indebtedness of such Subsidiary to Agent, including such opinion letters of counsel with respect to such guarantee, security agreements and related matters as Agent may request.

9.4 In the event that Agent does not receive evidence, in form and substance satisfactory to Agent, that all of the deposit accounts of New Borrower maintained at SunTrust Bank have been closed and are no longer receiving any checks or other items, by October 31, 2003, promptly upon Agent’s request, Borrowers and Guarantors shall cause to be executed and delivered Deposit Account Control Agreements with respect to any such deposit accounts, duly authorized, executed and delivered by SunTrust Bank and such New Borrower.

9.5 In the event that Agent does not receive evidence, in form and substance satisfactory to Agent, that all of the deposit accounts of each New Borrower maintained at JPMorgan Chase Bank as set forth in the Information Certificate or otherwise have been closed and are no longer receiving any checks or other items, by October 31, 2003, promptly upon Agent’s request, Borrowers and Guarantors shall cause to be executed and delivered Deposit Account Control Agreements with respect to any such deposit accounts, duly authorized, executed and delivered by JPMorgan Chase Bank and such New Borrower.

10. Use of Proceeds. Notwithstanding anything to the contrary contained in the Loan Agreement, Borrowers shall use a portion of the proceeds of the Loans for payments of the merger consideration required to be paid to the shareholders of Salant pursuant to and in accordance with the terms of the Merger Agreements as in effect on the date hereof and cost, expenses and fees in connection with the preparation, negotiation, execution and delivery of this Amendment No. 1.

11. Priority of Liens. Notwithstanding anything to the contrary contained in Section 5.2 or Section 8.4 of the Loan Agreement, the security interests and liens granted to Agent under this Amendment No. 1 or any of the other Financing Agreements in the deposit accounts of Salant and Salant Holding used for retail store locations, the deposit accounts at SunTrust Bank, N.A. and JPMorgan Chase Bank of Salant and the deposit accounts of the Subsidiaries of Salant organized under the laws of a jurisdiction outside of the United States of America, in each case as listed on the Information Certificate shall be valid but not perfected security interests in and liens upon such deposit accounts.

12. Sale of Assets, Consolidation, Merger, Dissolution, Etc.

12.1 Section 9.7(c) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

“(c) wind up, liquidate or dissolve except that any Guarantor (other than Parent) or any Subsidiary of Salant (other than Salant Holding) may wind up, liquidate and dissolve, provided, that, each of the following conditions is satisfied, (i) the winding up, liquidation and dissolution of such Guarantor or Subsidiary shall not violate any law or any order or decree of any court or other Governmental Authority in any material respect and shall not conflict with or result in the breach of, or constitute a default under, any indenture, mortgage, deed of trust, or any other agreement or instrument to which any Borrower, Guarantor or Subsidiary is a party or may be bound, (ii) such winding up, liquidation or dissolution shall be done in accordance with the requirements of all applicable laws and regulations, (iii) effective upon such winding up, liquidation or dissolution, all of the assets and properties of such Guarantor or Subsidiary shall be duly and validly transferred and assigned to a Borrower or another Guarantor, free and clear of any liens, restrictions or encumbrances other than the security interest and liens of Agent (and Agent shall have received such evidence thereof as Agent may reasonably require) and Agent shall have received copies of such deeds, assignments or other agreements as Agent may request to evidence and confirm the transfer of such assets of such Guarantor or Subsidiary to a Borrower or Guarantor, (iv) Agent shall have received all documents and agreements that any Borrower, Guarantor or Subsidiary has filed with any Governmental Authority or as are otherwise required to effectuate such winding up, liquidation or dissolution, (v) no Borrower or Guarantor shall assume any Indebtedness, obligations or liabilities as a result of such winding up, liquidation or dissolution, or otherwise become liable in respect of any obligations or liabilities of the entity that is winding up, liquidating or dissolving, unless such Indebtedness is otherwise expressly permitted hereunder, (vi) Agent shall have received not less than ten (10) Business Days prior written notice of the intention of such Guarantor or Subsidiary (other than any Subsidiary of Salant except Salant Holding) to wind up, liquidate or dissolve, and (vii) as of the date of such winding up, liquidation or dissolution and after giving effect thereto, no Default or Event of Default shall exist or have occurred; or”

13. Minimum EBITDA. Section 9.17 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

“9.17 Minimum EBITDA. At any time that the aggregate amount of the Excess Availability is less than $20,000,000, (a) the EBITDA of Parent and its Subsidiaries (on a consolidated basis) for the preceding twelve (12) consecutive months (treated as a single accounting period) as of the end of the most recent fiscal month for which Agent or any Lender has received financial statements of Borrowers or Guarantors, shall be not less than $40,000,000 (after giving effect to the EBITDA of Salant and its Subsidiaries on a pro forma basis in a manner satisfactory to Agent) and (b) the EBITDA of Parent and its Subsidiaries (on a consolidated basis) as of the end of the most recent two (2) fiscal months, on a combined basis, for which Agent or any Lender has received financial statements of Borrowers or Guarantors shall be positive.”

14. Assignments; Participations. Agent hereby confirms that its consent to the assignment by a Lender of a portion of such Lender’s rights and obligations under the Loan Agreement to one or more Eligible Transferees as required under Section 13.7(a) of the Loan Agreement shall not be unreasonably withheld.

15. Existing Salant Letters of Credit.

15.1 Borrowers and Guarantors confirm and acknowledge that Agent, on behalf of Lenders, and for the account of Borrowers and Guarantors, has agreed to indemnify and reimburse the Existing Salant Lenders for certain liabilities of the Existing Salant Lenders in connection with or related to certain of the Existing Salant Letters of Credit as set forth in the LC Indemnification Agreement. Without limiting any other rights of Agent and Lenders or other obligations and liabilities of Borrowers and Guarantors, each Borrower shall reimburse Agent on demand (or, at its option, Agent may charge the loan account of any Borrower or Guarantor) for all liability, loss, costs, damage or expense (including, but not limited to, attorneys’ fees and expenses) which Agent or any Lender may suffer or incur by reason of any reimbursement or payment to any Existing Salant Lender in connection with the Existing Salant Letters of Credit or any other cause or matter arising out of or relating to the LC Indemnification Agreement. The Existing Salant Letters of Credit that are subject to the LC Indemnification Agreement shall constitute Letter of Credit Accommodations and shall be subject to a Reserve in the full amount of the liability of Agent to the Existing Salant Lenders (contingent or otherwise) pursuant to the LC Indemnification Agreement. The Reserve shall be reduced to the extent of any payment by Agent to an Existing Salant Lender in respect of or in connection with an Existing Salant Letter of Credit and, except as Agent may otherwise determine, shall not terminate as to any undrawn amounts under an Existing Salant Letter of Credit (and interest and fees related thereto) until Agent shall receive the written agreement of Existing Salant Lenders (or the agent on their behalf), in form and substance satisfactory to Agent, that Agent and Lenders have no further liability to Existing Salant Lenders in respect thereof.

15.2 Agent is irrevocably authorized to pay any Existing Salant Lender any amounts demanded by such Existing Salant Lender under the LC Indemnification Agreement without regard to any dispute or claim that any Borrrower or Guarantor may have or assert against any Existing Salant Lender or any issuer of any Existing Salant Letter of Credit, Agent or any party to any Existing Salant Letter of Credit and Borrowers and Guarantors shall indemnify and pay to Agent as set forth above, without offset, defense or counterclaim of any kind, nature or description.

15.3 In addition, Agent is transferring the liability to the issuer of certain of the Existing Salant Letters of Credit from the Existing Salant Lenders to Agent (on behalf of Lenders and for the account of Salant) as set forth in the letter agreement, dated of even date herewith, by and among such issuer, The CIT Group/Commercial Services, Inc. as agent for the other Existing Salant Lenders, Agent, Salant and Salant Holding. The Existing Salant Letters of Credit that are so transferred shall constitute Letter of Credit Accommodations and shall be subject to a Reserve in the full amount of the liability of Agent to the issuer thereof (contingent or otherwise).

16. Representations, Warranties and Covenants. Borrowers (including New Borrowers) and Guarantors jointly and severally, represent, warrant and covenant with and to Agent and Lenders as follows, which representations, warranties and covenants shall survive the execution and delivery hereof:

16.1 This Amendment No. 1 and the Salant Supplemental Financing Agreements have been duly authorized, executed and delivered by all necessary action on the part of each Borrower and Guarantor which is a party hereto and thereto and, if necessary, their respective stockholders, and is in full force and effect as of the date hereof, as the case may be, and the agreements and obligations of Borrowers and Guarantors contained herein and therein constitute legal, valid and binding obligations of Borrowers and Guarantors enforceable against them in accordance with their terms except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

16.2 No action of, or filing with, or consent of any Governmental Authority, other than the filing of UCC financing statements, and no approval or consent of any other party, is required to authorize, or is otherwise required in connection with, the execution, delivery and performance of this Amendment No. 1 and the Salant Supplemental Financing Agreements.

16.3 None of the transactions contemplated by this Amendment No. 1 or the Salant Supplemental Financing Agreements are in contravention of any applicable law, or the terms of any agreement to which any Borrower or Guarantor is a party or by which any property of any Borrower or Guarantor is bound.

16.4 As of the date hereof, except as otherwise provided in Section 11 above, Agent has and will have a valid and perfected first priority security interest in the assets of New Borrowers, subject only to the liens indicated on Schedule 8.4 to the Information Certificate and the other liens permitted under Section 9.8 of the Loan Agreement.

16.5 After giving effect to the amendments provided for herein, including the new Information Certificate included with this Amendment No. 1, all of the representations and warranties set forth in the Loan Agreement and the other Financing Agreements, each as amended hereby, are true and correct in all material respects on and as of the date hereof as if made on the date hereof, except to the extent any such representation or warranty is made as of an earlier specified date, in which case such representation or warranty shall have been true and correct as of such date.

16.6 After giving effect to the amendments provided for herein and the Merger and other transactions contemplated hereby and in the Merger Agreements, each Borrower (including each New Borrower) is not insolvent (as such term is defined in the US Bankruptcy Code and any applicable state law) or will not become insolvent, and does not have unreasonably small capital after the consummation of the transactions contemplated hereby and thereby to continue to engage in its business and has not incurred liabilities as a result of the transactions contemplated hereby and thereby that are beyond its ability to pay as such liabilities mature.

16.7 The Merger Agreements and the transactions contemplated thereby have been duly executed, delivered and performed in accordance with their terms, including the fulfillment (not the waiver, except as disclosed and consented to by Agent) of all conditions precedent set forth therein. Pursuant to the Merger Agreements and the transactions contemplated thereby, Parent has acquired and has good and marketable title to all of the issued and outstanding shares of Capital Stock of Salant and Salant has good and marketable title to all of the issued and outstanding shares of Capital Stock of Salant Holding and each of Salant Caribbean, S.A., Birdhill Limited and Salant Far East Limited (except for 5 shares in the case of Salant Caribbean, S.A., which are issued to Erick Sterkel Caal and one share in the case of each of Birdhill Limited and Salant Far East Limited, which are issued to Descona Ltd., a solicitor for the trustee of Salant), free and clear of all claims, liens, pledges and encumbrances of any kind, except as permitted under Section 9.8 of the Loan Agreement. The total amount of the purchase price and other consideration required to be paid by Parent for all of the issued and outstanding shares of Capital Stock of Salant does not exceed $92,000,000.

16.8 All actions and proceedings required by the Merger Agreements, applicable law or regulation (including, but not limited to, compliance with the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended and all applicable securities laws) have been taken and the transactions contemplated thereby have been duly and validly taken and consummated.

16.9 Agent has, on or before the date hereof, received from Borrowers, true, complete and correct copies of the Merger Agreements, and all notices, instruments, documents and agreements related thereto, including all exhibits and schedules thereto.

16.10 Borrowers and Guarantors shall take such steps and execute and deliver, and cause to be executed and delivered, to Agent, such additional UCC financing statements and termination statements, and other and further agreements, documents and instruments as Agent may require in order to more fully evidence, perfect and protect Agent’s first priority security interest in the Collateral (including the Collateral of New Borrowers).

16.11 Each of the Subsidiaries of Salant set forth on Exhibit D hereto, other than Salant Caribbean, S.A., Birdhill Limited and Salant Far East Ltd., are and shall continue to be inactive and are not engaged in, and shall not engage in, any business or commercial activity or hold or own any assets or properties.

16.12 On or before the date hereof, Ocean Bank has ceased to be a Letter of Credit Issuer. On or before July 31, 2003, (a) all Letter of Credit Facility Agreements with Ocean Bank shall be terminated and of no further force and effect and Ocean Bank shall not have any security interest in or lien upon any of the assets or properties of any Borrower or Guarantor and (b) all UCC financing statements between Ocean Bank as secured party and any Borrower or Guarantor, as debtor filed with any Governmental Authority prior to the date hereof shall have been terminated of record pursuant to termination statements the filing of which were duly authorized by Ocean Bank.

16.13 As of the date hereof, no Default or Event of Default exists or has occurred and is continuing.

17. Conditions Precedent. The effectiveness of the consent and amendments contained herein shall only be effective upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent:

17.1 Agent shall have received an executed original or executed original counterparts of this Amendment No. 1 (including all schedules and exhibits hereto) and the Salant Supplemental Financing Agreements, duly authorized, executed and delivered by the respective party or parties hereto;

17.2 Agent shall have received, in form and substance satisfactory to Agent, (a) amendments to the Letter of Credit Intercreditor Agreements providing for the addition of the New Borrowers thereto, and related matters, duly authorized, executed and delivered by the Letter of Credit Issuers and (b) amendments to the Factor Assignment Agreements providing for the addition of the New Borrowers thereto (to the extent that the New Borrowers have been added to or are included in the arrangements with a Factor), and related matters, duly authorized, executed and delivered by the Factors and Borrowers and Guarantors;

17.3 each of the Merger Agreements and the transactions contemplated thereby shall have been or shall be duly authorized, executed and delivered by the respective parties thereto prior to or contemporaneously with the effectiveness thereof;

17.4 all conditions precedent to the obligations of the parties to the Merger Agreements shall have been fulfilled (and not merely waived, except if approved in writing by Agent), at or before the consummation of the Merger;

17.5 all actions and proceedings required by the Merger Agreements, applicable law or regulation and the transactions contemplated thereby shall have been duly and validly taken in accordance with the terms thereof, and all required consents thereto under any agreement, document or instrument to which Borrowers, Salant, Salant Holdings or any of their affiliates is a party or by which any of its or their properties are bound, and all applicable consents or approvals of each Governmental Authority, shall have been obtained and be in full force and effect;

17.6 no court of competent jurisdiction shall have issued any injunction, restraining order or other order which prohibits the consummation of the transactions described in the Merger Agreements or the Financing Agreements or modifies such transactions, and no governmental or other action or proceeding shall have been commenced, seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Merger Agreements or the Financing Agreements;

17.7 Agent shall have received UCC, Federal and State tax lien and judgment searches with respect to New Borrowers in all relevant jurisdictions, as determined by Agent;

17.8 Agent shall have received evidence of insurance and loss payee endorsements required under the Loan Agreement and under the other Financing Agreements with respect to New Borrowers, in form and substance satisfactory to Agent, and certificates of insurance policies and/or endorse-ments naming Agent as loss payee;

17.9 the aggregate amount of the Excess Availability of Borrowers as determined by Agent, as of the date hereof, shall be not less than $40,000,000 after giving effect to the Loans made or to be made and Letter of Credit Accommodations issued or to be issued in connection with the Merger and the other transactions contemplated hereunder and the amount of any fees and expenses payable in connection therewith (except that for purposes of this Section 17.9, the calculation of Excess Availability shall be without regard to the limitations of the Maximum Credit and the Loan Limits as to any Borrower for up to the aggregate amount of $10,000,000);

17.10 Agent shall have received, in form and substance satisfactory to Agent, all releases, terminations and such other documents as Agent may request to evidence and effectuate the termination by the Existing Salant Lenders of their respective financing arrangements with Salant and its Subsidiaries and the termination and release by it or them, as the case may be, of any interest in and to any assets and properties of Salant and its Subsidiaries, duly authorized, executed and delivered by it or each of them, including, but not limited to, UCC termination statements for all UCC financing statements previously filed by it or any of them or their predecessors, as secured party and Salant or any of its Subsidiaries, as debtor;

17.11 no material adverse change shall have occurred in the assets, business or prospects of Borrowers and Guarantors since the date of Agent’s latest field examination (not including for this purpose the field review referred to in Section 17.12 below) and no change or event shall have occurred which would impair the ability of any Borrower or Guarantor to perform its obligations hereunder or under any of the other Financing Agreements to which it is a party or of Agent or any Lender to enforce the Obligations or realize upon the Collateral;

17.12 Agent shall have completed a field review of the Records and such other information with respect to the Collateral of Salant and its Subsidiaries as Agent may require to determine the amount of Loans available to Salant and Salant Holding (including, without limitation, current perpetual inventory records and/or roll-forwards of Accounts and Inventory through the date of closing and test counts of the Inventory in a manner satisfactory to Agent, together with such supporting documentation as may be necessary or appropriate, and other documents and information that will enable Agent to accurately identify and verify the Collateral), the results of which in each case shall be satisfactory to Agent, not more than three (3) Business Days prior to the date hereof;

17.13 Agent shall have received evidence, in form and substance satisfactory to Agent, that Agent has a valid perfected first priority security interest in all of the Collateral (other than the Senior Note Priority Collateral, the Letter of Credit Issuer Priority Collateral and certain deposit accounts to the extent set forth in Section 11 hereof) and a valid perfected second priority security interest in all other Collateral (other than certain deposit accounts to the extent set forth in Section 11 hereof);

17.14 Agent shall have received Borrowers’ projected financial statements for the period from the date hereof through January 31, 2004, which shall be prepared on a monthly basis, together with a certificate, dated the date hereof, of the chief financial officer or chief executive officer of Parent stating that such projected financial statements were prepared by such officer of Parent in good faith and are based on assumptions that are believed by such officer in good faith to be reasonable in light of all facts and circumstances known to Parent at such time, all of which shall be reasonably satisfactory to Agent;

17.15 Agent shall have received, in form and substance satisfactory to Agent, all consents, waivers, acknowledgments and other agreements from third persons which Agent may deem necessary or desirable in order to permit, protect and perfect its security interests in and liens upon the Collateral (including the Collateral of New Borrowers) or to effectuate the provisions of this Amendment No.1 and the other Financing Agreements;

17.16 Agent shall have received, in form and substance satisfactory to Agent, the Information Certificate duly authorized, executed and delivered by Borrowers and Guarantors;

17.17 New Borrowers shall have authorized Agent to prepare and file such Uniform Commercial Code financing statements and other documents and instruments which Agent has determined are necessary to perfect or continue perfecting the security interests of Agent in all of the assets now or hereafter owned by New Borrowers;

17.18 Agent shall have received originals of the shares of the stock certificates representing one hundred percent (100%) of the issued and outstanding shares of the Capital Stock of the direct and indirect Subsidiaries of a Borrower or Guarantor which are organized under the laws of a jurisdiction within the United States of America (in each case together with stock powers duly executed in blank with respect thereto);

17.19 Agent shall have received, in form and substance satisfactory to Agent, Deposit Account Control Agreements by and among Agent, each New Borrower and each bank where such New Borrower has a deposit account (other than deposit accounts used exclusively in connection with an individual retail store location and for the deposit accounts of New Borrower currently maintained at SunTrust Bank and JPMorgan Chase Bank), in each case, duly authorized, executed and delivered by such bank and New Borrower;

17.20 Agent shall have received, in form and substance satisfactory to Agent, true, correct and complete copies of the Merger Agreements, duly executed, authorized and delivered by each of the parties thereto;

17.21 Agent shall have received (i) a copy of the Certificate of Incorporation (or comparable document), and all amendments thereto, for each New Borrower certified by the Secretary of State of its jurisdiction of incorporation as of a recent date certifying that each of the foregoing documents remains in full force and effect and has not been modified or amended, except as described therein and (ii) a certificate from an officer of each Borrower and Guarantor dated the date hereof certifying that its Certificate of Incorporation (or comparable document) and all amendments thereto for it remains in full force and effect and has not been modified or amended as to Existing Borrowers and Guarantors since the date of the certified copy thereof previously delivered to Agent prior to the date hereof and as to New Borrowers except as described therein;

17.22 Agent shall have received, in form and substance satisfactory to Agent, the Officer’s Certificate of Directors’ Resolutions, Corporate By-Laws, Incumbency and Shareholder’s Consent of each Borrower and each Guarantor (except as to Parent, without the Shareholder’s Consent) evidencing the adoption and subsistence of resolutions approving the execution, delivery and performance by each Borrower and Guarantor of this Amendment No. 1 and the Salant Supplemental Financing Agreements to which it is a party;

17.23 Agent shall have received original good standing certificates (or its equivalent) from the Secretary of State (or comparable official) from each jurisdiction where each Borrower and Guarantor conducts business;

17.24 Agent shall have received, in form and substance satisfactory to Agent, a legal opinion of counsel to Borrowers and Guarantors with respect to the matters contemplated by this Amendment No. 1, the Salant Supplemental Financing Agreements and the Merger Agreements, and including opinions of counsel qualified in such jurisdictions as Agent may specify; and

17.25 No Default or Event of Default shall exist or have occurred and be continuing.

18. Effect of this Amendment. This Amendment No.1 and the instruments and agreements delivered pursuant hereto constitute the entire agreement of the parties with respect to the subject matter hereof and thereof, and supersede all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof and thereof. Except as expressly amended pursuant hereto and except for the consent expressly granted herein, no other changes or modifications or waivers to the Financing Agreements are intended or implied, and in all other respects the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Amendment No.1, the provisions of this Amendment No.1 shall control.

19. Further Assurances. Each Borrower and Guarantor shall execute and deliver such additional documents and take such additional action as may be reasonably requested by Agent or Lenders to effectuate the provisions and purposes of this Amendment No.1.

20. Governing Law. The rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the internal laws of the State of Florida (but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of Florida).

21. Binding Effect. This Amendment No.1 shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

22. Counterparts. This Amendment No.1 may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment No.1, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto. Delivery of an executed counterpart of this Amendment No.1 by telecopier shall have the same force and effect as delivery of an original executed counterpart of this Amendment No.1. Any party delivering an executed counterpart of this Amendment No.1 by telecopier also shall deliver an original executed counterpart of this Amendment No.1, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment No.1 as to such party or any other party.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed and delivered by their authorized officers as of the day and year first above written.

SUPREME INTERNATIONAL, INC

By:	Rosemary B. Trudeau

Title:	Treasurer

JANTZEN, INC.

By:	Rosemary B. Trudeau

Title:	Treasurer

SALANT CORPORATION

By:	Rosemary B. Trudeau

Title:	Treasurer

SALANT HOLDING CORPORATION

By:	Rosemary B. Trudeau

Title:	Treasurer

PERRY ELLIS INTERNATIONAL, INC.
PEI LICENSING, INC.
JANTZEN APPAREL CORP.
SUPREME REAL ESTATE I, LLC
SUPREME REAL ESTATE II, LLC
SUPREME REALTY, LLC
BBI RETAIL, L.L.C.
PERRY ELLIS REAL ESTATE CORPORATION

By:	Rosemary B. Trudeau

Title:	Secretary, Treasurer, V.P. or Manager, as applicable

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

[SIGNATURES CONTINUED FROM PRECEDING PAGE]

SUPREME MUNSINGWEAR CANADA INC.

By:	Rosemary B. Trudeau

Title:	Treasurer

AGREED:

CONGRESS FINANCIAL CORPORATION (FLORIDA), as Agent

By:	[ILLEGIBLE]

Title:	A.V.P

EXHIBIT A

TO

AMENDMENT NO. 1

Existing Salant Lenders

The CIT Group/Commercial Services, Inc.

A-1

EXHIBIT B

TO

AMENDMENT NO. 1

Existing Letters of Credit

See Attached

THE CIT GROUP//COMMERCIAL SERVICES, INC

Detail Position Report

L/C	Beneficiary	Type	Issue Date	Expiration Date	Tol.	Opening Balance	Unused Balance	Outstanding Acceptances	Guarantee Balance

S222222	*	SIGHT	01/31/01	02/01/01	0.00	*	*	0.00	0.00

2789449	*	SIGHT	04/30/03	07/05/03	3.00	*	*	0.00	0.00

3749464	*	SIGHT	12/04/02	06/09/03	5.00	*	*	0.00	0.00

3789673	*	SIGHT	05/02/03	06/30/03	5.00	*	*	0.00	0.00

A790680	*	SIGHT	06/04/03	08/09/03	5.00	*	*	0.00	0.00

A986762	*	SIGHT	03/05/03	09/14/03	5.00	*	*	0.00	0.00

A986781	*	SIGHT	04/01/03	06/30/03	3.00	*	*	0.00	0.00

A749452	*	SIGHT	11/22/02	07/15/03	5.00	*	*	0.00	0.00

A749532	*	SIGHT	02/05/03	07/21/03	3.00	*	*	0.00	0.00

2986806	*	SIGHT	04/22/03	06/10/30	3.00	*	*	0.00	0.00

A749462	*	SIGHT	12/04/02	06/30/03	0.00	*	*	0.00

A789479	*	SIGHT	05/12/03	07/05/03	3.00	*	*	0.00	0.00

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

THE CIT GROUP//COMMERCIAL SERVICES, INC

Detail Position Report

L/C	Beneficiary	Type	Issue Date	Expiration Date	Tol.	Opening Balance	Unused Balance	Outstanding Acceptances	Guarantee Balance

A790000	*	SIGHT	05/12/03	06/14/03	5.00	*	*	0.00	0.00

A790520	*	SIGHT	05/30/03	07/11/03	3.00	*	*	0.00	0.00

A986756	*	SIGHT	03/04/03	06/10/03	0.00	*	*	0.00	0.00

A926447	*	SIGHT	01/06/99	02/09/00	0.00	*	*	0.00	58,032.45

A926450	*	SIGHT	01/07/99	12/30/99	0.00	*	*	0.00	105,300.94

A926488	*	SIGHT	03/11/99	03/30/00	0.00	*	*	0.00	149,676.20

2789617	*	SIGHT	05/01/03	05/30/03	3.00	*	*	0.00	0.00

2790084	*	SIGHT	05/19/03	08/14/03	3.00	*	*	0.00	0.00

2790170	*	SIGHT	05/16/03	06/25/03	3.00	*	*	0.00	0.00

2790171	*	SIGHT	05/16/03	06/30/03	3.00	*	*	0.00	0.00

2790316	*	SIGHT	05/20/03	07/05/03	3.00	*	*	0.00	0.00

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

THE CIT GROUP//COMMERCIAL SERVICES, INC

Detail Position Report

L/C	Beneficiary	Type	Issue Date	Expiration Date	Tol.	Opening Balance	Unused Balance	Outstanding Acceptances	Guarantee Balance

2790792	*	SIGHT	06/11/03	07/19/03	3.00	*	*	0.00	0.00

2986793	*	SIGHT	04/09/03	06/14/03	3.00	*	*	0.00	0.00

2986797	*	SIGHT	04/09/03	06/14/03	3.00	*	*	0.00	0.00

2986801	*	SIGHT	04/17/03	08/02/03	3.00	*	*	0.00	0.00

3789803	*	SIGHT	05/08/03	07/15/03	5.00	*	*	0.00	0.00

3789880	*	SIGHT	05/08/03	06/20/03	3.00	*	*	0.00	0.00

2749455	*	SIGHT	11/26/02	03/20/03	5.00	*	*	0.00	16,954.39

2789549	*	SIGHT	04/30/03	06/14/03	3.00	*	*	0.00	0.00

2789551	*	SIGHT	05/06/03	06/30/03	3.00	*	*	0.00	0.00

2789619	*	SIGHT	05/07/03	07/05/03	3.00	*	*	0.00	0.00

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

THE CIT GROUP//COMMERCIAL SERVICES, INC

Detail Position Report

L/C	Beneficiary	Type	Issue Date	Expiration Date	Tol.	Opening Balance	Unused Balance	Outstanding Acceptances	Guarantee Balance

2789620	*	SIGHT	04/30/03	07/30/03	3.00	*	*	0.00	0.00

2789621	*	SIGHT	04/30/03	06/30/03	3.00	*	*	0.00	0.00

2789861	*	SIGHT	05/15/03	08/04/03	3.00	*	*	0.00	0.00

2789862	*	SIGHT	08/09/03	07/10/03	3.00	*	*	0.00	0.00

2986780	*	SIGHT	04/09/03	06/30/03	3.00	*	*	0.00	0.00

2986802	*	SIGHT	04/17/03	06/30/03	3.00	*	*	0.00	0.00

3986777	*	SIGHT	04/01/03	07/30/03	3.00	*	*	0.00	0.00

3986778	*	SIGHT	04/01/03	06/30/03	5.00	*	*	0.00	0.00

3986803	*	SIGHT	04/17/03	08/14/03	3.00	*	*	0.00	0.00

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

THE CIT GROUP//COMMERCIAL SERVICES, INC

Detail Position Report

L/C	Beneficiary	Type	Issue Date	Expiration Date	Tol.	Opening Balance	Unused Balance	Outstanding Acceptances	Guarantee Balance

A749457	*	SIGHT	12/03/02	03/12/03	5.00	*	*	0.00	187,737.60

A789552	*	SIGHT	05/15/03	07/15/03	3.00	*	*	0.00	0.00

A789618	*	SIGHT	06/15/03	06/30/03	3.00	*	*	0.00	0.00

A789623	*	SIGHT	05/16/03	07/10/03	3.00	*	*	0.00	0.00

A789860	*	SIGHT	05/12/03	07/05/03	3.00	*	*	0.00	0.00

A789998	*	SIGHT	05/15/03	06/30/03	3.00	*	*	0.00	0.00

A986764	*	SIGHT	03/11/03	07/15/03	3.00	*	*	0.00	0.00

A986770	*	SIGHT	03/25/03	07/30/03	3.00	*	*	0.00	0.00

A986784	*	SIGHT	04/23/03	08/14/03	3.00	*	*	0.00	0.00

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

THE CIT GROUP//COMMERCIAL SERVICES, INC

Detail Position Report

L/C	Beneficiary	Type	Issue Date	Expiration Date	Tol.	Opening Balance	Unused Balance	Outstanding Acceptances	Guarantee Balance

A986785	*	SIGHT	04/09/03	06/14/03	3.00	*	*	0.00	0.00

A986800	*	SIGHT	04/14/03	07/15/03	3.00	*	*	0.00	0.00

A986804	*	SIGHT	04/17/03	06/30/03	3.00	*	*	0.00	0.00

2789859	*	SIGHT	05/06/03	07/15/03	3.00	*	*	0.00	0.00

3789830	*	SIGHT	05/05/03	06/20/03	3.00	*	*	0.00	0.00

A749491	*	SIGHT	12/26/02	05/30/03	3.00	*	*	0.00	0.00

A749493	*	SIGHT	12/26/02	07/30/03	3.00	*	*	0.00	0.00

A749544	*	SIGHT	03/03/03	07/29/03	3.00	*	*	0.00	0.00

A789266	*	SIGHT	04/18/03	07/15/03	3.00	*	*	0.00	0.00

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

A789991	*	SIGHT	05/20/03	07/20/03	3.00	*	*	0.00	0.00

A790044	*	SIGHT	05/16/03	07/30/03	5.00	*	*	0.00	0.00

A790542	*	SIGHT	06/09/03	07/30/03	3.00	*	*	0.00	0.00

A986768	*	SIGHT	03/18/03	08/14/03	3.00	*	*	0.00	0.00

A986776	*	SIGHT	04/09/03	06/04/03	5.00	*	*	0.00	0.00

A986794	*	SIGHT	04/09/03	08/14/03	3.00	*	*	0.00	0.00

A789740	*	SIGHT	05/02/03	06/30/03	0.00	*	*	0.00	0.00

A986761	*	SIGHT	03/04/03	06/30/03	0.00	*	*	0.00	0.00

A790195	*	SIGHT	05/30/03	06/25/03	3.00	*	*	0.00	0,00

A790317	*	SIGHT	06/05/03	08/14/03	3.00	*	*	0.00	0.00

A790793	*	SIGHT	06/11/03	08/15/03	3.00	*	*	0.00	0.00

A903677	*			11/14/03			*

A789815	*			07/29/03			*

A790666	*			07/09/03			*

A986759	*			07/30/03			*

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

2790446	*		07/05/03		*

A103890		AIRWAY RELEASE			16,161.00

A103890		AIRWAY RELEASE			7,528.56

A101558		AIRWAY RELEASE			31,125.00

A101558		AIRWAY RELEASE			41,535.00

A101558		AIRWAY RELEASE			26,104.80

2749455		AIRWAY RELEASE			1,255.00

2749455		ADVANCED DOCUMENT			15,699.39

				Total	*

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

CONGRESS FINANCIAL	Congress Financial Corporation 1133 Avenue of the Americas New York, NY 10036

Tel 212 840-2000 www.congressfinancial.com

SALANT CORP. STANDBY LETTERS OF CREDIT

L/C Number	Beneficiary	Issue Date	Current Expiration Data	Outstanding Balance

G199371	*	08/07/90	07/31/03	*
T216696	*	09/22/93	08/30/03	*
T220459	*	01/04/02	01/04/04	*
T238198	*	12/06/94	12/10/03	*
T288458	*	05/l2/99	05/11/04	*
T292747	*	07/16/91	07/18/03	*
T292981	*	07/16/92	07/16/03	*

		TOTAL		*

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

06/18/2003

L/C NO.	EXPIRATION DATE	BENEFICIARY	UNUSED BALANCE

2789616	07/15/2003	*	*
2790384	07/16/2003	*	*
2790446	07/05/2003	*	*
A790668	07/30/2003	*	*
2986775	07/18/2003	*	*
3749527	07/15/2003	*	*
A789177	07/30/2003	*	*
A789320	07/30/2003	*	*
A789698	07/14/2003	*	*
A986786	07/15/2003	*	*
A986790	06/30/2003	*	*
2986791	07/15/2003	*	*
A986796	07/15/2003	*	*

FOR LD.B.			*

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

L/C NO.	EXPIRATION DATE	BENEFICIARY	UNUSED BALANCE

2749509	06/14/2003	*	*
2749528	06/30/2003	*	*
2789261	07/15/2003	*	*
2789263	07/05/2003	*	*
2789622	06/05/2003	*	*
3749526	07/15/2003	*	*
3749531	06/30/2003	*	*
3903702	05/18/2003	*	*
A749479	07/15/2003	*	*
A749500	07/05/2003	*	*
A749522	07/30/2003	*	*
A789262	07/16/2003	*	*
A789264	06/12/2003	*	*
A789265	07/15/2003	*	*
A789297	05/30/2003	*	*
A789326	07/25/2003	*	*
A789343	06/19/2003	*	*
A789353	06/19/2003	*	*
A789358	06/19/2003	*	*
A789376	06/19/2003	*	*
A789469	07/30/2003	*	*
A789548	07/16/2003	*	*
A789615	07/29/2003	*	*
A789670	06/30/2003	*	*
A789733	06/15/2003	*	*
A789852	06/30/2003	*	*
A789916	07/10/2003	*	*
A789999	06/30/2003	*	*
A790083	07/10/2003	*	*
A790641	07/04/2003	*	*
A790667	06/30/2003	*	*
A790827	07/27/2003	*	*
A790866	07/09/2003	*	*
A986771	06/09/2003	*	*
A986787	07/19/2003	*	*
A986788	06/14/2003	*	*
A986789	06/04/2003	*	*
A986795	07/30/2003	*	*
A986798	06/09/2003	*	*
A986799	06/14/2003	*	*
A986805	05/30/2003	*	*
A983759	07/30/2003	*	*

FOR COMMERCE BANK			*

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

EXHIBIT C

TO

AMENDMENT NO. 1

Information Certificate

See Attached

AMENDED and RESTATED

INFORMATION CERTIFICATE

OF

PERRY ELLIS INTERNATIONAL, INC.

AND ITS SUBSIDIARIES

Dated: June 18, 2003

Congress Financial Corporation (Florida), as Agent

777 Brickell Avenue

Miami, Florida 33131

In connection with certain financing provided or to be provided by Congress Financial Corporation (Florida) in its capacity as agent acting for and on behalf of certain lenders (in such capacity, “Agent”) and such lenders (collectively, “Lenders”), each of the undersigned (individually, a “Company” and, collectively, the “Companies”) jointly and severally represents and warrants to Agent and Lenders’ the following information about it, its organizational structure and other matters of interest to Agent and Lenders:

1.	The full and exact name of each Company as set forth in its certificate of incorporation (or its certificate of formation or other organizational document filed with the applicable state governmental authority, as the case may be) is as follows:

See Exhibit A hereto.

2.	Each Company uses and owns the following trade name(s) in the operation of its business (e.g. billing, advertising, etc.; note: do not include, names which are product names only):

Company	Trade Names

N/A	N/A

3.	Each Company is a registered organization of the following type (for example, corporation, limited partnership, limited liability company, etc.):

Company	Type

See Exhibit A hereto.

4.	Each Company was organized on the date indicated for such company below, under the laws of the State indicated below for such Company, and each Company is in good standing under the laws of such State.

Company	Date of Organization	Jurisdiction of Organization

See Exhibit A hereto.

5.	The organizational identification number of each Company issued by its jurisdiction of organization is as set forth below (or if none is issued by the jurisdiction of organization indicate “none”):

Company	Date of Organization	Jurisdiction of Organization

See Exhibit A hereto.

6.	The Federal Employer Identification Number of each Company is as follows:

Company	Date of Organization	Jurisdiction of Organization

See Exhibit A hereto.

7.	Each Company is duly qualified and authorized to transact business as a foreign organization in the following states and is in good standing in such states:

Company	Jurisdiction

See Exhibit A hereto.

8.	Since the date of its organization, the name of each Company as set forth in its organizational documentation as filed of record with the applicable state authority has been changed as follows:

Company	Date of Change	Prior Name

In June 1999, Supreme International Corporation changed its name to Perry Ellis International, Inc., a Florida corporation.

9.	In the last five years, Perry Ellis International, Inc. (“Perry Ellis”) has made or entered into the following mergers or acquisitions in excess of $1.0 million:

i.	In June 2003, Perry Ellis acquired Salant Corporation for approximately $91.0 million pursuant to an Agreement and Plan of Merger whereby, Connor Acquisition Corp., a wholly owned subsidiary of Perry Ellis International, Inc was merged into and with Salant Corporation.

ii.	In March 2002, Perry Ellis acquired the Jantzen business pursuant to an asset purchase agreement from subsidiaries of VF Corporation for approximately $24.0 million.

iii.	In November 2000, Perry Ellis acquired various trademarks, including the Mondo di Marco® trademark from the bankruptcy estate of Mondo, Inc. for $1.75 million.

iv.	In July 2000, Perry Ellis acquired the Pro-Player, Artex, Fun Gear and Salem Sportswear from the bankruptcy estate of Fruit of the Loom, Inc. for approximately $1.30 million.

v.	In April 1999, Perry Ellis acquired Perry Ellis International, Inc., a New York corporation, pursuant to a stock purchase agreement for approximately $75.0 million from The PEI Trust.

vi.	In March 1999, Perry Ellis acquired the John Henry, Manhattan and Lady Manhattan trademarks and certain manufacturing equipment pursuant to a purchase agreement for $27.0 million from Salant Corporation, .Frost Bros. Enterprises, Inc. and Maquiladora Sur, S.A. de C.V.

10.	The chief executive office and mailing address of each Company is located at the address indicated for such Company on Schedule 8.2 hereto.

11.	The books and records of each Company pertaining to accounts, contract rights, inventory, and other assets are located at the addresses indicated for such Company on Schedule 8.2 hereto.

12.	Each Company has other places of business and/or maintains inventory or other assets only at the addresses (indicate whether locations are owned, leased or operated by third parties and if leased or operated by third parties, their name and address) indicated for such Company on Schedule 8.2 hereto.

13.	The places of business or other locations of any assets used by each Company during the last four (4) months other than those listed above are as indicated for such Company on Schedule 8.2 hereto.

14.	Each Company’s assets are owned and held free and clear of liens, mortgages, pledges, security interests, encumbrances or charges except as set forth on Schedule 8.4 hereto.

15.	There are no judgments or litigation pending by or against any Company, its subsidiaries and/or affiliates or any of its officers/principals, except as set forth on Schedule 8.6 hereto.

16.	Each Company is in compliance with all environmental laws applicable to its business or operations except as set forth on Schedule 8.8 hereto.

17.	No Company has any deposit accounts, investment accounts, securities account or similar accounts with any bank, savings and loan or other financial institution, except as set forth on Schedule 8.10 hereto for the purposes and of the types indicated therein.

18.	No Company owns or licenses any trademarks, patents, copyrights or other intellectual property, except as set forth on Schedule 8.11 hereto (indicate type of intellectual property and whether owned or licensed, registration number, date of registration, and, if licensed, the name and address of the licensor).

19.	Each Company is affiliated with, or has ownership in, the corporations (including subsidiaries) and other organizations set forth on Schedule 8.12 hereto.

20.	The names of the stockholders, (or members or partners, including general partners and limited partners) of each Company and their holdings are as set forth on Schedule 8.12 hereto (if stock or other interests are widely held indicate only holders owning 10% or more of the voting stock or other interests).

21.	No Company is a party to or bound by an collective bargaining or similar agreement with any union, labor organization or other bargaining agent except as set forth on Schedule 8.13 hereto (indicate date of agreement, parties to agreement, description of employees covered, and date of termination).

22.	No Company is a party to or bound by any “material contract” except as set forth on Schedule 8.15 hereto. For this purpose a “material contract” means any contract or other agreement, written or oral, of such Company required to be filed with the Securities and Exchange Commission.

23.	No Company has any “indebtedness” except as set forth on Schedule 9.9 hereto. For this purpose, the term “indebtedness” means any liability, whether or not contingent, in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Company or only to a portion thereof) or evidenced by bonds, notes, debentures or similar instruments; representing the balance deferred and unpaid of the purchase price of any property or services (except any such balance that constitutes an account payable to a trade creditor (whether or not an Affiliate) created, incurred, assumed or guaranteed by such Company in the ordinary course of business of such Person in connection with obtaining goods, materials or services that is not overdue by more than ninety (90) days, unless the trade payable is being contested in good faith); all obligations as lessee under leases which have been, or should be, in accordance with generally accepted accounting principles recorded as capital leases; any contractual obligation, contingent or otherwise, of such Company to pay or be liable for the payment of any indebtedness described in this definition of another party, including, without limitation, any such indebtedness, directly or indirectly guaranteed, or any agreement to purchase, repurchase, or otherwise acquire such indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof, or to maintain solvency, assets, level of income, or other financial condition; all obligations with respect to redeemable stock and redemption or repurchase obligations under any Capital Stock or other equity securities issued by such Person; all reimbursement obligations and other liabilities of such Company with respect to surety bonds (whether bid, performance or otherwise), letters of credit, banker’s acceptances or similar documents or instruments issued for such Company’s account; and all indebtedness of such Company in respect of indebtedness of another party for borrowed money or indebtedness of another party otherwise described in this definition which is secured by any consensual lien, security interest, collateral assignment, conditional sale, mortgage, deed of trust, or other encumbrance on any asset of such Company, whether or not such obligations, liabilities or indebtedness are assumed by or are a personal liability of such Company, all as of such time.

24.	No Company has made any loans or advances or guaranteed or otherwise become liable for the obligations of any others, except as set forth on Schedule 9.10 hereto.

25.	No Company has any chattel paper (whether tangible or electronic) or instruments as of the date hereof, except as follows:

None.

26.	No Company has any commercial tort claims as breach of contract, except as follows:

1) All breach of contract claims against Premium Wear, Inc. and New England Business Services, Inc. arising in connection with certain Munsingwear trademarks and licenses.

2) All claims against Campers World, Eagle Industries, Aris Industries, Inc. and others arising in connection with the infringement of the Perry Ellis America trademark.

3) *

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

27.	There is no provision in the certificate of incorporation, certificate of formation, articles of organization, by-laws or operating agreement of any Company (as applicable) or the other organizational documents of such Company, or in the laws of the State of its organization, requiring any vote or consent of it shareholders, members or other holders of the equity interests therein to borrow or to authorize the mortgage or pledge of or creation of a security interest in any assets of such Company or any subsidiary. Such power is vested exclusively in its Board of Directors (or in the case of a limited partnership, the general partner that is the signatory hereto, or in the case of a limited liability company, the manager that is the signatory hereto).

28.	The officers of each Company and their respective titles are as follows:

See Exhibit A hereto.

The following will have signatory powers as to all transactions of each Company with Lender:

George Feldenkreis, Oscar Feldenkreis, Timothy B. Page and Rosemary B. Trudeau

29.	The members of the Board of Directors of each Company (or, if the Company is a limited partnership, the general partner or, if the Company is a limited liability company, the managers) are:

See Exhibit A hereto.

30.	At the present time, there are no delinquent taxes due (including, but not limited to, all payroll taxes, personal property taxes, real estate taxes or income taxes).

31.	Certified Public Accountants for each Company is the firm of:

Name: Deloitte & Touche

Address: 200 South Biscayne Boulevard, Miami, Florida 33131

Partner Handling Relationship: Carlos Sabater

Were statements uncertified for any fiscal year? No

Agent and Lenders shall be entitled to rely upon the foregoing in all respects and each of the undersigned is duly authorized to execute and deliver this Information Certificate on behalf of the Company for which he or she is signing.

Very truly yours,

PERRY ELLIS INTERNATIONAL, INC.

By:	/s/ Rosemary B. Trudeau
Rosemary B. Trudeau, Vice President - Finance

SCHEDULE 8.2

to

INFORMATION CERTIFICATE

Locations

A. Company: Perry Ellis International, Inc. and Its Subsidiaries

1.	Chief Executive Office

3000 N.W. 107th Avenue, Miami, Florida 33172

2.	Location of Books and Records

3000 N.W. 107th Avenue, Miami, Florida 33172

3. Locations of Inventory, Equipment and Other Assets

Address	Owned/Leased/ Third Party*	Name/Address of Lessor or Third Party, as Applicable	Perry Ellis entity with Operations

3000 N.W. 107th Avenue Miami, Florida 33172	Owned	—	Supreme

411 N.E. 19th Avenue Portland, Oregon 97232	Leased	Jantzen, Inc. 411 N.E. 19th Avenue Portland, Oregon 97323	Jantzen

101 Mountain View Drive Seneca, South Carolina 29672	Owned	—	Jantzen/Supreme

1411 Broadway, 24th Floor New York, New York 10018	Leased	Trizechan-Swig LLC	Jantzen

777 N.W. 72nd Avenue Miami, Florida 33126	Leased	Miami International Mart Realty, Inc.	Supreme

Address	Owned/Leased/ Third Party*	Name/Address of Lessor or Third Party, as Applicable	Perry Ellis entity with Operations

5905 Kennedy Road Mississauga, Ontario Canada L4Z263	Third Party	Steele Imports	Supreme Canada

25 West 39th Street New York, New York 10018	Leased	Tommy Hilfiger U.S.A., Inc.	Supreme/PEI Licensing

R.B. Apparel 440 West 20th Hialeah, Florida 33010	Third Party	R.B. Apparel	Jantzen

14760 Don Julian City of Industry, California 91746	Third Party	Third Party Enterprises, Inc.	Supreme

2423 East Firestone Blvd. Southgate, California 90280	Third Party	Service Connection, Inc.	Supreme

7525 N.W. 48th Street Miami, Florida 33166	Leased	George Feldenkreis	Supreme

4810 N.W. 74th Avenue Miami, Florida	Leased	George Feldenkreis	Supreme

SALANT CORPORATION

U.S. Inventory and Asset Locations

Salant Executive Offices & Showroom	Leased/Owned

1114 Avenue of the Americas New York, NY 10036	Leased	Salant Salant Holding Corp.

Financial Services

1058 Claussen Road Suite 101 Augusta, GA 30907	Leased	Salant

Salant Showroom

Dallas Market Center Space No. 2A70 2300 Stemmons Freeway Dallas, TX 75207	Leased	Salant

Axis Office

8500 Higuera Street Culver City, CA 90232	Leased	Salant Holding Corporation

Axis Showroom

44 West 55 Street New York, NY 10019	Leased	Salant Holding Company

Tricots Office & Showroom

1350 Avenue of the Americas New York, NY 10019	Leased	Salant Holding Company

Distribution Locations

392 US 321 Bypass Winnsboro, SC 29180	Owned	Salant Salant Holding Company

264 US 321 Bypass Winnsboro, SC 29180	Leased

Third Party Warehouse

Warehouse Distribution Service* 7900 N.W. 68th Street Miami, FL 33166		Salant Salant Holding Company

Barthco International Los Angeles* 1000 East 223rd Street Carson, CA 90745		Salant Salant Holding Company

Third Party Contractor

Drusco*		Salant
3380 N.W. 114th Street
Miami, FL 33167

Perry Ellis Retail Outlet Stores

See attached schedule 8.15	Leased

PERRY ELLIS STORES DIVISION

Lease Expiration Schedule as of 03/26/03

See Salant Listing of Retail Stores in Schedule 8.15

4.	Locations of Assets in Prior 4 Months not Listed Above

None.

*	Will not be used after June 2003.

SCHEDULE 8.4

to

INFORMATION CERTIFICATE

Existing Liens*

Name of Company	Name of Secured Party	Description Of Collateral	File No. of Financing Statement/Jurisdiction (Optional)

Jantzen, Inc.	105 Capital	Color Copier	44337 / Oregon

	VISY Recycling, Inc.	Ballor VG-HDP Ballor MP7245	1203258 / South Carolina

Supreme International, Inc.	Ikon Office Solutions, Inc.	See attachment 8.4(a)	9800000280685 / Florida

Jantzen Apparel Corp.	State Street Bank and Trust Company	See attachment 8.4(b)	20760276 / Delaware

Supreme Realty, LLC	State Farm Life Insurance Company	See attachment 8.4(c)	200201586442 / Florida

		Same as Florida filing	20501/3266 Miami-Dade, Florida

Perry Ellis International, Inc.	HSBC Bank USA	All personal property owned or hereinafter acquired	200200151000 / Florida

	State Street Bank and Trust Company	See attachment 8.4(d)	200200703054 / Florida

	Winthrop Resources Corporation	See attachment 8.4(e)	200201122349 / Florida

	IDB Bank	See attachment 8.4(g)	200201828799 / Florida

	Commercebank	See attachment 8.4(h)	20020189046X Florida

Name of Company	Name of Secured Party	Description Of Collateral	File No. of Financing Statement/Jurisdiction (Optional)

	Citicorp Vendor Finance, Inc.	Canon CLC 1120/CP 240	235521 / New York

		Same as New York	00PN61891 / New York County

Salant Corporation	Banker’s Trust Company*	See attachment 8.4(i)	575-93 111-1998-706 Peach County Georgia

	General Automation	See attachment 8.4(j)	093838 New York

	Associates Leasing Inc.	See attachment 8.4(k)	970303-130937A South Carolina

	Associates Commercial Corporation	See attachment 8.4(l)	98-198134 Texas

		See attachment 8.4(m)	98-198133 Texas

		See attachment 8.4(n)	98-187961 Texas

		See attachment 8.4(o)	98-187960 03-00259875 Texas

		See attachment 8.4(p)	98-153470 Texas

		See attachment 8.4(q)	98-153469 Texas

		See attachment 8.4(r)	98-153468 Texas

*	Please note there are no obligations secured by the lien reflected by this financing statement and such financing statement will be terminated post-closing.

Attachment 8.4(k)

UNIFORM COMMERCIAL CODE

STATE OF FLORIDA
FINANCING STATEMENT

E72076

FORM UCC-1 (REV. 1993)

This Financing Statement is presented to a filing officer for filing pursuant to the Uniform Commercial Code:

1. Debtor (Last Name First if an individual) Supreme International, Inc.			1a. Date of Birth or FEI#
1b. Mailing Address 3000 NW 107 Ave.	1c. City, State Miami Fl		1d. Zip Code 33172
2. Additional Debtor or Trade Name (Last Name First if an individual)			2a. Date of Birth or FEI#
2b. Mailing Address	2c. City, State		2d. Zip Code
3. Secured Party (Last Name First if an individual) IKON OFFICE SOLUTIONS, INC.			
3a. Mailing Address 4780 N Orange Blossom Trail	3b. City, State Orlando FL		3c. Zip Code 32810
4. Assignee of Secured Party (Last Name First if an individual)			
4a. Mailing Address	4b. City, State		4c. Zip Code

5. This Financing Statement covers the following types or items of property (include description of real property on which located and owner of record when required. If more space is required, attach additional sheet(s)).

Canon	Serial #
CLC 1000 s/n#	NFH01552
Paper Deck	ZFL05367
20 Bin	NFS01963
V.80	F10536
950	NJD00400
V.50	F06020

6. Check only if Applicable: ☐ Products of collateral are also covered. ☐ Proceeds of collateral are also covered. ☐ Debtor is transmitting utility.

7. Check appropriate box: (One box must be marked) ☑ All documentary stamp taxes due and payable or to become due and payable pursuant to s. 201.22 F.S., have been paid. ☐ Florida Documentary Stamp Tax is not required.

8. In accordance with s. 679.402(2), F.S., this statement is filed without the Debtor's signature to perfect a security interest in collateral:
☐ already subject to a security interest in another jurisdiction when it was brought into this state or debtor's location changed to this state.
☐ which is proceeds of the original collateral described above in which a security interest was perfected.
☐ as to which the filing has lapsed. Date filed ____________ and previous UCC-1 file number ____________
☐ acquired after a change of name, identity, or corporate structure of the debtor.

9. Number of additional sheets presented: ________

This Space for Use of Filing Officer

980000280685--3
-12/21/98--01012--001
****25.00

FILED
DEC 21, 1998 08:00 AM
SECRETARY OF STATE
TALLAHASSEE, FLORIDA
980000280685 RD

10. Signature(s) of Debtor(s)
X [signature] VP Finance

11. Signature(s) of Secured Party or if Assigned, by Assignee(s)
[signature] Mkt. Secretary

12. Return Copy to:
Name
Address
Address
City State Zip

Attachment 8.4(b)

SCHEDULE A

Debtor	Secured Party
JANTZEN APPAREL CORP.	STATE STREET BANK AND TRUST COMPANY, AS COLLATERAL AGENT

The financing statement covers all of the Debtor’s right, title and interest in and to each of the following, in each case, as to each type of property described below, owned by the Debtor, wherever located and existing (collectively, the “Collateral”):

(a)	all trademarks, service marks, collective marks, trade dress, logos, slogans, designs, domain names, trade names, business names, corporate names and other source identifiers, whether or not registered, whether currently in use or not, including, without limitation, all common law rights and registrations and applications for registration thereof, and all other marks registered in or applied for in the U.S. Patent and Trademark Office or in any office or agency of any State or Territory of the United States or any foreign country (but excluding any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity and enforceability of such intent-to-use trademark applications under applicable law) and all rights therein provided by international treaties or conventions, all extensions and renewals of any of the foregoing, together in each case with the goodwill of the business connected therewith and symbolized thereby, and all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of the Debtor accruing thereunder or pertaining thereto (the “Trademarks”);

(b)	all agreements, permits, consents, orders and franchises, in each case relating to the Trademarks and all proceeds, income, royalties and other payments now or hereafter due and/or payable with respect thereto, subject, in each case, to the terms of such agreements, permits, authorizations and franchiser;

(c)	any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to the Collateral with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(d)	all proceeds of the Collateral for, and supporting obligations relating to, any and all of the Collateral (including, without limitation, the proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (c) and, to the extent not otherwise included, all (i) payments under insurance with respect to the Collateral (whether or not the Secured Party is the loss payee thereof), or any damages, indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash proceeds of the foregoing.

Attachment 8.4(c)

EXHIBIT A

to

Financing Statement

naming Supreme Realty, LLC, as Debtor

and State Farm Life Insurance Company, as Secured Party

1. Improvements. All of Debtor’s right, title and interest in and to all buildings, structures and other improvements now or hereafter constructed, erected, installed, placed or situated upon that piece, parcel and tract (or those pieces, parcels or tracts) of land (the “Real Estate”) located in Miami-Dade County, Florida legally more particularly described on Exhibit B attached hereto and by this reference thereto made a part hereof (collectively, the “Improvements”);

2. Appurtenances. All of Debtor’s estate, claim, demand, right, title and interest, now owned or hereafter acquired, including, without limitation, any after acquired title, franchise, license, remainder, or reversion, in and to (i) any land or vaults lying within the right-of-way of any street, avenue, way passage, highway or alley, open or proposed, vacated or otherwise, adjoining the Real Estate; (ii) any and all alleys, sidewalks, streets, avenues, strips and gores of land adjacent, belonging or appertaining to the Real Estate and Improvements; (iii) all rights of ingress and egress to and from the Real Estate and all adjoining properties; (iv) storm and sanitary sewer, water, gas, electric, railway, telephone and all other utility services relating to the Real Estate and Improvements; (v) all land use, zoning and development rights and approvals, all air rights, water, water rights, water stock, gas, oil, minerals, coal and other substances of any kind or character underlying or relating to the Real Estate or any part thereof, and (vi) each and all of the tenements, hereditaments, easements, appurtenances, or other rights, liberties, reservations, allowances and privileges relating to the Real Estate or the Improvements or in any way now or hereafter appertaining thereto, including homestead and any other claim at law or in equity (collectively the “Appurtenances”);

3. Leases. All leasehold estates and the right, title and interest of Debtor in, to and under any and all leases, subleases, management agreements, arrangements, concessions or agreements, written or oral, relating to the use and occupancy of the Real Estate and Improvements or any portion thereof now or hereafter existing or entered into (collectively, the “Leases”);

4. Rents. All rents, issues, profits, proceeds, income, revenues, royalties, advantages, avails, claims against guarantors, security and other deposits (whether in cash or other form), advance rentals and any and all other payments or benefits now or hereafter derived, directly or indirectly, from the Real Estate and Improvements, whether under the Leases or otherwise (collectively, the “Rents”);

5. Contract Rights. All right, title and interest of Debtor in and to any and all contracts, written or oral, express or implied, now existing or hereafter entered into or arising, in any manner related to the improvement, use, operation, sale, conversion or other disposition of any interest in, including, without limitation, all options to purchase or lease the Real Estate or Improvements or any portion thereof or interest therein, or any other rights, interests or greater estates in the rights and properties comprising the Collateral (as hereinafter defined and described), whether now owned or hereafter acquired by Debtor (collectively, the “Contract Rights”);

6. Intangible Personal Property. All general intangibles of Debtor, including without limitation, goodwill, trademarks, trade names, option rights, permits, licenses, insurance policies and the proceeds therefrom, rights of action and books and records relating, directly or indirectly to the Real Estate and Improvements (collectively, the “Intangible Personal Property”);

Attachment 8.4(c) (Cont.)

7. Tangible Personal Property. All right, title and interest of Debtor in and to all fixtures, equipment and tangible personal property of every kind, nature or description attached or affixed to or situated upon or within the Real Estate of Improvements, or both, provided the same are used, usable or intended to be used for or in connection with any present or future use, occupation, operation, maintenance, management or enjoyment of the Real Estate and Improvements (collectively, the “Tangible Personal Property”);

8. Proceeds. All proceeds of the conversion, voluntary or involuntary, of any of the Collateral into cash or other liquidated claims, or that are otherwise payable for injury to, or the taking or requisitioning of the Collateral, including all insurance and condemnation proceeds paid or payable with respect to the Collateral (collectively, the “Proceeds”);

9. Tax and Insurance Deposits. All sums deposited by Debtor to Secured Party, in escrow, for the payment of real estate and other taxes and insurance premiums payable on and with respect to the Real Estate and Improvements (collectively, the “Tax and Insurance Deposits”);

10. Right to Encumber. All of Debtor’s right, power or privilege to further hypothecate or encumber all or any portion of the property, rights and interests comprising the Collateral described herein as security for any debt or obligation; it being intended by this provision that Debtor be divested of the right, power and privilege to further hypothecate or encumber; or to grant a mortgage upon or a security interest in any of the Collateral as security for the payment of any debt or the performance of any obligation without Secured Party’s prior written consent (the “Right to Encumber”); and

11. Other Rights and Interests. All other property, rights, interests, estates or claims of every name, kind, character or nature, both in law and in equity, which Debtor now has or may hereafter acquire in the Real Estate and Improvements and all other property, rights, interests, estates or claims of any name, kind, character or nature or properties now owned or hereafter acquired in the other properties, rights and interests comprising the Collateral as defined and described herein (collectively, “Other Rights and Interest”).

All of the foregoing-described property, rights and interests, including the Improvements, Appurtenances, Leases, Rents, Contract Rights, Intangible Personal Property, Tangible Personal Property, Proceeds, Tax and Insurance Deposits, Right to Encumber and Other Rights and Interests, being collectively referred to herein as the “Property.”

IT IS EXPRESSLY PROVIDED, HOWEVER, that the property, rights and interests included within the foregoing definition of “Property” shall not include any fixtures, equipment or tangible personal property which is (i) owned by tenants or lessees of Debtor and of the Real Estate and Improvements or any part or parts thereof, (ii) owned by any lessors of fixtures, equipment or personal property leased any such tenants, or (iii) owned by any other occupant of the Real Estate and Improvements which is not the Debtor.

Attachment 8.4(c) (Cont.)

EXHIBIT B

to

Financing Statement

naming Supreme Realty, LLC, as Debtor

and State Farm Life Insurance Company, as Secured Party

LEGAL DESCRIPTION

PARCEL 1: Lots 3, 4, 5, 6, 7, 8 and the South 14.39 feet of Lots 2 and 9, all in Block 6, of B.I.P. SUBDIVISION, according to the Plat thereof, as recorded in Plat Book 146, Page 22, of the Public Records of Dade County, Florida.

PARCEL 2: Together with those easements appurtenant to and for the benefit of the above-described Parcel 1 granted in and created in that certain Declaration of Covenants, Conditions and Restrictions For Beacon Industrial Park filed in Official Records Book 16525 at Pages 0623 et seq. of the Public Records of Miami-Dade County, Florida, as amended by that certain First Amendment to Declaration of Covenants, Conditions and Restrictions For Beacon Industrial Park filed in Official Records Book 16829 at Pages 3806 et seq. of the Public Records of Miami-Dade County, Florida.

Attachment 8.4(d)

SCHEDULE A

Debtor	Secured Party
PERRY ELLIS INTERNATIONAL, INC.	STATE STREET BANK AND TRUST COMPANY, AS COLLATERAL AGENT

The financing statement covers all of the Debtor’s right, title and interest in and to each of the following, in each case, as to each type of property described below, owned by the Debtor, wherever located and existing (collectively, the “Collateral”):

(a)	all trademarks, service marks, collective marks, trade dress, logos, slogans, designs, domain names, trade names, business names, corporate names and other source identifiers, whether or not registered, whether currently in use or not, including, without limitation, all common law rights and registrations and applications for registration thereof, and all other marks registered in or applied for in the U.S. Patent and Trademark Office or in any office or agency of any State or Territory of the United States or any foreign country (but excluding any United States intent-to-use trademark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity and enforceability of such intent-to-use trademark applications under applicable law) and all rights therein provided by international treaties or conventions, all extensions and renewals of any of the foregoing, together in each case with the goodwill of the business connected therewith and symbolized thereby, and all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of the Debtor accruing thereunder or pertaining thereto (the “Trademarks”);

(b)	all agreements, permits, consents, orders and franchises, in each case relating to the Trademarks and all proceeds, income, royalties and other payments now or hereafter due and/or payable with respect thereto, subject, in each ease, to the terms of such agreements, permits, authorizations and franchises;

(c)	any and all claims for damages and injunctive relief for past, present and future infringement, dilution, misappropriation, violation, misuse or breach with respect to the Collateral with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages; and

(d)	all proceeds of the Collateral for, and supporting obligations relating to, any and all of the Collateral (including, without limitation, the proceeds, collateral and supporting obligations that constitute property of the types described in clauses (a) through (c) and to the extent not otherwise included, all (i) payments under insurance with respect to the Collateral (whether or not the Secured Party is the loss payee thereof), or any damages, indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral and (ii) cash proceeds of the foregoing.

[redacted]

Attachment 8.4(e)

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER (optional)
Phone:(800) 331-3282 Fax:(818) 662-4141

B. SEND ACKNOWLEDGEMENT TO: (Name and Address)

UCC Direct Services
P.O. Box 29071
Glendale, CA 91209-9071

507815 WINTHROP
5336724-40-1

File with: Florida

FLORIDA SECURED TRANSACTION REGISTRY

FILED

2002 May 13 AM 12:00

****** 200201122349 ******

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b) - do not abbreviate or combine names

1a. ORGANIZATION'S NAME: Perry Ellis International, Inc.				
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME		MIDDLE NAME	SUFFIX
1c. MAILING ADDRESS: 3000 Northwest 107th Avenue	CITY: Miami	STATE: FL	POSTAL CODE: 33172	COUNTRY
1d. TAX ID #: SSN OR EIN: 59-1162998 / ADD'L INFO RE ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION: Corporation	1f. JURISDICTION OF ORGANIZATION: FL	1g. ORGANIZATIONAL ID #, if any: 315500	☐ NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b) - do not abbreviate or combine names

2a. ORGANIZATION'S NAME				
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME		MIDDLE NAME	SUFFIX
2c. MAILING ADDRESS	CITY	STATE	POSTAL CODE	COUNTRY
2d. TAX ID #: SSN OR EIN / ADD'L INFO RE ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any	☐ NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) - insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME: Winthrop Resources Corporation				
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME		MIDDLE NAME	SUFFIX
3c. MAILING ADDRESS: 11100 Wayzata Boulevard, Suite 800	CITY: Minnetonka	STATE: MN	POSTAL CODE: 55305	COUNTRY

4. This FINANCING STATEMENT covers the following collateral:

ADDENDUM NO. 1 This transaction is a true lease and is not intended by the parties as a secured transaction. Filing is only intended to make the true lease a matter of public record. The lessee has recognized that Winthrop Resources Corporation is the owner of (a) any and all of the assets and property, including, but not limited to, any and all of the hardware, equipment, furniture, fixtures, intangibles, licenses and/or software, contained on this filing, (b) any and all of the assets and property, including, but not limited to, any and all of the hardware, equipment, furniture, fixtures, intangibles, licenses and/or software, now or hereafter the subject of any lease agreement or lease schedule by and between the parties and (c) all accessories, attachments, additions, substitutions and/or replacements of the foregoing listed in (a) and (b) above whether or not contained on this filing or any lease agreement or lease schedule by and between the parties (collectively (a), (b) and (c) shall be known as the "Equipment"). The lessee has no rights, express or implied, to sell, exchange, encumber or otherwise dispose of any Equipment contained on this filing or any lease agreement or lease schedule by and between the parties. This financing statement covers any and all Equipment now or hereafter the subject of any lease agreement or lease schedule by and between the parties, including, but not limited to, the following equipment contained on or subject to Lease Agreement Number PE050202 or Lease Schedule Number 001 together with all other assets, property, substitutions, replacements, accessions, process, rent, revenue, insurance claims and proceeds related to the Equipment contained on this filing or any lease agreement or lease schedule by and between the parties.

☐ Documentary stamp tax paid ☒ Documentary stamp tax not applicable

5. ALTERNATIVE DESIGNATION [if applicable] ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable] 7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) [ADDITIONAL FEE] [optional] ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

5336724 Initial-FL PE050202

FILING OFFICE COPY - NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV. 07/29/98)

Prepared by UCC Direct Services, P.O. Box 29071, Glendale, CA 91209-9071 Tel (800) 331-3282

[redacted]

Attachment 8.4(g)

UCC FINANCING STATEMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER (optional)

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

CSC
P.O. Box 5828
Tallahassee, FL 32314
(800) 342-8086

ESOP 670075

FLORIDA SECURED TRANSACTION REGISTRY

FILED

2002 Aug 02 AM 12:00

****** 200201828799 ******

SE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME – insert only one debtor name (1a or 1b) – do not abbreviate or combine names

1a. ORGANIZATION'S NAME: Perry Ellis International, Inc.			
1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
1c. MAILING ADDRESS: 3000 N.W. 107th Avenue	CITY: Miami	STATE: FL / POSTAL CODE: 33172	COUNTRY: USA
1d. TAX ID #: SSN OR EIN: 591162998 / ADD'L INFO RE ORGANIZATION DEBTOR / 1e. TYPE OF ORGANIZATION: CORPORATION	1f. JURISDICTION OF ORGANIZATION: FLORIDA	1g. ORGANIZATIONAL ID #, if any: 315500	

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME – insert only one debtor name (2a or 2b) – do not abbreviate or combine names

2a. ORGANIZATION'S NAME			
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
2c. MAILING ADDRESS	CITY	STATE / POSTAL CODE	COUNTRY
2d. TAX ID #: SSN OR EIN / ADD'L INFO RE ORGANIZATION DEBTOR / 2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID #, if any	☐ NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) – insert only one secured party name (3a or 3b)

3a. ORGANIZATION'S NAME: IDBBank			
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX
3c. MAILING ADDRESS: 2875 N.E. 191 Street, Suite 200	CITY: Aventura	STATE: FL / POSTAL CODE: 33180	COUNTRY: USA

4. This FINANCING STATEMENT covers the following collateral:

All personal and fixture property of every kind and nature including, without limitation, all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts (whether or not maintained at Secured Party), letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, financial assets, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, tort claims, and all general intangibles.

Check appropriate box: (one box must be marked) ☐ All documentary stamps due and payable or to become due and payable pursuant to s.201.22 F.S., have been paid. ☒ Florida Documentary Stamp Tax is not required.

5. ALTERNATIVE DESIGNATION (if applicable): ☐ LESSEE/LESSOR ☐ CONSIGNEE/CONSIGNOR ☐ BAILEE/BAILOR ☐ SELLER/BUYER ☐ AG. LIEN ☐ NON-UCC FILING

6. ☐ This FINANCING STATEMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS. Attach Addendum (if applicable) 7. Check to REQUEST SEARCH REPORT(S) on Debtor(s) (ADDITIONAL FEE) (optional) ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

8. OPTIONAL FILER REFERENCE DATA

FILING OFFICE COPY – NATIONAL UCC FINANCING STATEMENT (FORM UCC1) (REV. 07/29/98)

(MIT89290;1)

STATE OF FLORIDA UNIFORM COMMERCIAL CODE
FINANCING STATEMENT FORM

Attachment 8.4(h)

A. NAME & DAYTIME PHONE NUMBER OF CONTACT PERSON
Diligent, Inc. 1-800-858-5294

B. SEND ACKNOWLEDGEMENT TO:
Name 1238434
Address Diligent, Inc.
4026 168th Street SW
Address Suite E
Lynnwood, WA 98037
City/State/Zip

FLORIDA SECURED TRANSACTION REGISTRY
FILED
2002 Aug 09 AM 12:00
****** 20020189046X ******
THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1. DEBTOR'S EXACT FULL LEGAL NAME – INSERT ONLY ONE DEBTOR NAME (1a OR 1b) – Do Not Abbreviate or Combine Names

1a. ORGANIZATION'S NAME PERRY ELLIS INTERNATIONAL, INC.					
1b. INDIVIDUAL'S LAST NAME	FIRST NAME		MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS 3000 N.W. 107TH AVE.	CITY MIAMI		STATE FL	POSTAL CODE 33172	COUNTRY USA
1d. TAX ID#	REQUIRED ADD'L INFO RE: ORGANIZATION DEBTOR	1e. TYPE OF ORGANIZATION Corp.	1f. JURISDICTION OF ORGANIZATION FL	1g. ORGANIZATIONAL ID# 315500	☐ NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME – INSERT ONLY ONE DEBTOR NAME (2a OR 2b) – Do Not Abbreviate or Combine Names

2a. ORGANIZATION'S NAME					
2b. INDIVIDUAL'S LAST NAME	FIRST NAME		MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS	CITY		STATE	POSTAL CODE	COUNTRY
2d. TAX ID#	REQUIRED ADD'L INFO RE: ORGANIZATION DEBTOR	2e. TYPE OF ORGANIZATION	2f. JURISDICTION OF ORGANIZATION	2g. ORGANIZATIONAL ID#	☐ NONE

3. SECURED PARTY'S NAME (or NAME of TOTAL ASSIGNEE of ASSIGNOR S/P) – INSERT ONLY ONE SECURED PARTY NAME (3a OR 3b)

3a. ORGANIZATION'S NAME COMMERCEBANK, N.A.					
3b. INDIVIDUAL'S LAST NAME	FIRST NAME		MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS 220 ALHAMBRA CIRCLE	CITY CORAL GABLES		STATE FL	POSTAL CODE 33134	COUNTRY USA

4. This FINANCING STATEMENT covers the following collateral:

(a) All accounts, chattel paper, deposit accounts, documents, equipment, fixtures, general intangibles, instruments, inventory, investment property, and letter-of-credit rights;
(b) All monies, instruments, and savings, checking or other accounts of Debtor (excluding IRA, Keogh, trust accounts, and other accounts subject to tax penalties is so assigned) that are now or in the future in secured party's custody or control.
(c) All monies or instruments pertaining to the collateral described above;
(d) All accessions, accessories, additions, amendments, attachments, modifications, replacements and substitutions to any of the above;
(e) All components and supplies of any of the above;
(f) All proceeds and products of any of the above; and
(g) All supporting obligations of any of the above.

5. ALTERNATE DESIGNATION (if applicable)	☐ LESSEE/LESSOR	☐ CONSIGNEE/CONSIGNOR	☐ BAILEE/BAILOR
	☐ AG. LIEN	☐ NON-UCC FILING	☐ SELLER/BUYER

6. Florida DOCUMENTARY STAMP TAX – YOU ARE REQUIRED TO CHECK EXACTLY ONE BOX

☐ All documentary stamps due and payable or to become due and payable pursuant to s. 201.22 F.S., have been paid.

☒ Florida Documentary Stamp Tax is not required.

7. OPTIONAL FILER REFERENCE DATA PERRY ELLIS INTERNATIONAL, INC.

STANDARD FORM - FORM UCC-1 (REV.12/2001) Filing Office Copy Approved by the Secretary of State, State of Florida

Attachment 8.4(i)

RIDER

TO

FINANCING STATEMENT

Debtor:	Salant Corporation 1114 Avenue of the Americas New York, New York 10036

Secured Party:	Bankers Trust Company, as trustee Four Albany Street New York, New York 10006

This Financing Statement covers the following types (or items) of property (collectively, “Collateral”):

(1) (A) All of the Debtor’s right to payment for goods sold or leased or for services rendered, whether or not such right is yet earned by performance (the “Accounts”); (B) all of Debtor’s general intangibles (as defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof) now or hereafter existing, owned or acquired, including, without limitation, (i) all rights to payment in respect of loans or advances, management fees, tax sharing or allocation fees, royalties, licensing arrangements and pension or tax refunds, (ii) all patents and copyrights, (iii) all owned or licensed trademarks and trademark registrations, trade names and trade name registrations and service marks and service mark registrations, including, without limitation, those listed in Schedule A hereto, and all of the goodwill of the business connected with the use of, and symbolized by, each owned or licensed trademark and trademark registration, trade name and trade name registration and service mark and service mark registration, and all continuations and extensions thereof, the right to sue for infringements or dilutions thereof or for injury to the goodwill associated therewith and all rights corresponding thereto throughout the world and (iv) to the extent not covered in clauses (i) through (iii) above all rights of the Debtor under the settlement agreement, dated March 25, 1992, by and between the Debtor and Perry Ellis International Inc. (the “PEI Settlement Agreement”) and the “Assumed Licenses” (as such term is defined in the PEI Settlement Agreement) and the proceeds thereof, including, without limitation, all of the Debtor’s rights to receive from Perry Ellis International Inc. the royalties described in section 5(d) or 5(e) of the PEI Settlement Agreement (such items described in this clause (iv) being collectively referred to as the “PEI Rights”) (the items described in clauses (ii) – (iv) are collectively, the “General Intangibles”); (C) all of Debtor’s now or hereafter existing, owned or acquired chattel paper and instruments evidencing any obligation to the Debtor arising on account of any Accounts or General Intangibles; and (D) all of Debtor’s now or hereafter existing, owned or acquired interest in any returned or repossessed goods the sale or lease of which shall have given or shall give rise to, and in all guaranties and other property security the payment of or performance under, any Account, any General Intangible or any such chattel paper or instruments;

Attachment 8.4(i)

(2) All of Debtor’s now or hereafter existing, owned or acquired interest in any returned or repossessed goods the sale or lease of which shall have given rise to or shall give rise to, and in all guarantees and other property security the payment of or performance under, any Account;

(3) All equipment (as defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof) now or hereafter existing, owned or acquired, including, without limitation, machinery, equipment, furnishing, fixtures, vehicles and computers and other electronic data-processing and office equipment now owned or hereafter acquired by the Debtor and any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories whether now or hereafter installed thereon or affixed thereto;

(4) All inventory (as defined in the Uniform Commercial Code as in effect in the State of New York on the date hereof) now or hereafter existing, owned or acquired, including, without limitation, (i) inventory, merchandise, goods and other personal property now owned or hereafter acquired by the Debtor which are held for sale or lease or are furnished or to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in the Debtor’s business, or the processing, packaging, delivery or shipping of the same, and all finished goods, and (ii) goods which are returned to or repossessed by the Debtor whether or not in transit, and all accessions and additions thereto and all documents of title covering any of the foregoing;

Attachment 8.4(i)

(5) All of Debtor’s now or hereafter existing, owned or acquired books and records relating to any of the foregoing; and

(6) All of Debtor’s now or hereafter existing, owned or acquired proceeds (including, without limitation, all insurance proceeds) of any of the foregoing.

Attachment 8.4(j) GENERAL AUTOMATION QUOTE FOR SALANT
HARDWARE
Qty	Product Number	Description	List Price	Extended List Price	Annual Maint	Extended Annual Maint
1	CPXG210-0000	ESCALA EPC/S400 SYSTEM	15,840	16,840	1,263	1,263
4	CPUG031-0000	CPU BOARD 504E @360MHZ 4MB 1.2	5,300	21,200	398	1,580
2	CMMG057-0000	512MB MEMORY MODULE	8,600	17,200
1	MBRG001-0000	MEMORY BOARD RISER	1,070	1,070
2	MSUG097-0P00	9.1 GB HI SPEED DISK DRIVE (1”)	1,620	3,240	162	324
4	MSCG023-000	PCI ULTRA SCSI DE ADAPTER	960	3,840
1	MSCG022-0000	PCI ULTRA SCSI SE ADAPTER	480	480
1	DRWG004-0000	CAGE FOR S DISKS	250	250
1	CDRG015-0P00	600MB INT., 14-32X CD-ROM DRV	350	350	35	35
1	PSKGC04-0001	POWER SUPPLY TYPE US
1	MTUG028-0P00	12/24 GB INT. 4MM DAT TAPE DRV	2,130	2,130	213	213
2	CKTG091-0000	MOUNT KIT INT, MEDIA-SERT DRWR	60	100	5	10
1	[ILLEGIBLE]	SYSTEM CONSOLE (US)	863	863	24	24
2	MTSG014-0000	20/40GB EXTERNAL DLT DRV	5,950	11,900	595	1,190
1	CKTG080-000	START & CLEAN UP KIT FOR DLT	350	350	35	35
1	CKTG087-0000	RACK MOUNT OPTION-EXT. DEV.	350	350
2	CKTG070-0000	1MY SCSI CABLE (68MDV/68MD)	170	340
1	CKTG082-0000	RACK MOUNT OPTION-TYPE 2	350	350
1	DASG026-000	DAS2900 RAID SISYS-20DRV	18,550	18,550	1,855	1,855
1	MSPG005-0000	DAS2900 ADD L WRITE STOR PROC.	9,850	9,850	885	885
2	CMDG045-0100	8-32MB CACHE MEM OPTION	1,335	2,670	0	0
1	CMMG024-0000	32MB MIRRORED CACHE MEMORY	3,550	3,550	0	0
11	MSUG084-0000	8.8GB HS SCSIZ DSK(BY 10 OR +)	1,995	21,945	200	2,195
1	PSSG002-0100	REDUN, PWR SUPPLY FOR DAS 2300	1,500	1,500	150	150
1	PSSG004-000	BATTERY BCKUP FOR CACHE	1,500	1,500
2	CBLG080-1800	6M RS232 CBL WITH P/P ADAPTER	155	310
2	CDLG137-1200	8M FW SE/DE ADP TO DASX300 CBL	150	300
2	DCCG085-000	PCI ETHERNET ADPTR 10&100MB/8	330	660
1	DCCG087-0000	PCI 8-P ASYN RS252 ADPTR W/BOX	990	990
1	CBLG108-0000	15M CBL REMOTE RS232 (25M/25F)	146	146
1	CBLG157-1300	2M SCSI-2 CBL (88MO/88MO)	210	210
1	MANG0-18-000E	HW+BASIC SW DOC SET-ENGLISH
1	MANG031-SPAZ	BASIC HW DOCUMENTATION FOR EPC	62	62	62	62
1	MANG065-SPOZ	BASIC HARDWARE DOC. FOR EPC 400	40	40	40	40
1	MTKG001-0000	US ADAPT KIT FOR STORAGETEK M U	50	50
1	MTUG005-000	STORAGETEK MAG TAPE UNIT 9 TRACK	11,000	11,000	1,440	1,440
3	DOC8008-000	PCI 4-PORT SYNC. COMMUNICATION AD	2,090	6,270
3	CBLG173-1900	10M SYNC CABLE V24/V2B	180	480
[ILLEGIBLE]	[ILLEGBLE]	56K MODEM FOR RFE	205	265
1	208720	SKVA UPS	3,598	3,598		432

		HARDWARE TOTAL		164,789		11,842

		ONE YEAR WARRATEE ON HARDWARE

March 22, 2000	General Automation Confidential	Page 2 of 4

Attachment 8.4(j)

GENERAL AUTOMATION

QUOTE FOR

SALANT

AIX & mv. ENTERPRISE SOFTWARE

Qty	Product Number	Description	List Price	Extended List Price	Annual Maint.	Extended Annual Maint.
1	MVEA-BASE-XX	MV. ENTERPRISE BASE KIT	500	500	70	70
349	MVE-USR	MV. ENTERPRISE USER FEE	350	122,150	70	24,430
1	MANG 001-000E	BASIC SOFT LANGUAGE - ENGLISH
1	MANG 013-SKOH	[Illegible]
1	MANG 014-SPOE	[Illegible]
1	MANG 015-SPOE	[Illegible]
1	[Illegible]	HW+ BASIC SW DOG LANG-ENGLISH
1	MEDG001-00HD	SOFT DELIVERY ON 4MM VDAT TAPE
1	CNHGO60-PABA	OSI LAYER 1-[Illegible] ; BASE LICENSE	550	550
		OSI LAYER 1-[Illegible] ; INCREMENTAL LICENSE	800	800
1	ENHG-094-SPCE	OSI STACK C — LIBRARY	50	50
1	[Illegible]	[Illegible] - BASE LICENSE	450	450
3	[Illegible]	[Illegible] - INCREMENTAL LICENSE	250	750
1	[Illegible]	[Illegible] - 1 LINE LICENSE	390	390	48
1	CNHG170-PABV	[Illegible] - 2-4 LINES EXT LICENSE	210	210	24
1	CNHG171-PABW	[Illegible] LINES EXT LICENSE	630	630	84
1	CNHG172-PABX	[Illegible] LINES EXT LICENSE	1,490	1,490	180
		REMOTE SERVICE FACILITY	2,000	2,000
1	[Illegible]	[Illegible] SERVER LIBRARY	100	100
8	[Illegible]	[Illegible]	95	700	19	153
7	[Illegible]	[Illegible]	950	6,650	191	1,338
1	[Illegible]	[Illegible]	5,000	5,000	1,006	1,006
1	[Illegible]	HYPERTEXT INF. BASE LIB. FOR AIX V4	395	395	79	79

		SOFTWARE TOTAL		142,975		27,077

March 22, 2000	General Automation Confidential	Page 3 of 4

Attachment 8.4(k)

Description of Equipment

Model

Serial Number
1. Six(6) New Raymond Reach Trucks	0R30TT	,
,
,

2. Six(6) New Batteries	18E155W-11

3. Six (6) New Chargers	D1-18-800

4. Five (5) New Raymond forklifts	537	,
,
,

5. Five (5) New Batteries	24-E-155W-13

6. Five(5) New Chargers	D3E24-950

Lesse: Salant Corporation	Lessor: Associates Leasing Inc

By:	By:
Title:	Title:

Attachment 8.4(1)

[redacted]

THIS SPACE FOR USE OF FILING OFFICER

1 7 4 1 3 4

98-198134
10/02/98 8:00 AM
Texas Secretary of State
FILED

FINANCING STATEMENT — FOLLOW INSTRUCTIONS CAREFULLY
This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

A. NAME & TEL. # OF CONTACT AT FILER (optional)

B. FILING OFFICE ACCT. # (optional)

C. RETURN COPY TO: (Name and Mailing Address)

Southwest Lift, Inc.
P.O. Box 200464
San Antonio, Texas 78220-0464
Attn: Patti Teeler

D. OPTIONAL DESIGNATION (if applicable): LESSOR/LESSEE / CONSIGNOR/CONSIGNEE / NON-UCC FILING

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)

1a. ENTITY'S NAME: Salant Corporation				
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS: P.O. Box 888	CITY: Carrizo Spring	STATE: TX	COUNTRY: USA	POSTAL CODE: 78834
1d. S.S. OR TAX I.D.# / OPTIONAL ADD'NL INFO RE ENTITY DEBTOR / 1e. TYPE OF ENTITY	1f. ENTITY'S STATE OR COUNTRY OF ORGANIZATION	1g. ENTITY'S ORGANIZATIONAL I.D.#, if any		NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)

2a. ENTITY'S NAME				
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	COUNTRY	POSTAL CODE
2d. S.S. OR TAX I.D.# / OPTIONAL ADD'NL INFO RE ENTITY DEBTOR / 2e. TYPE OF ENTITY	2f. ENTITY'S STATE OR COUNTRY OF ORGANIZATION	2g. ENTITY'S ORGANIZATIONAL I.D.#, if any		NONE

3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)

3a. ENTITY'S NAME: Associates Commercial Corporation				
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS: 8001 Ridgepoint Drive	CITY: Irving	STATE: TX	COUNTRY: USA	POSTAL CODE: 75063-3117

(1) New Clark NPR17 Electric Forklift
S/N: NPR345-0012-9495 SWL: 111697
Equipped With: 24 Volt Electrical System
240" Triple Stage Mast, 42" Forks, Sideshifter,
Strobe Light, Back Up Alarm
Battery 56498
Charger 08980010

5. CHECK BOX (if applicable): This FINANCING STATEMENT is signed by the Secured Party instead of the Debtor to perfect a security interest (a) in collateral already subject to a security interest in another jurisdiction when it was brought into this state, or when the debtor's location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)

6. REQUIRED SIGNATURE(S)
Salant Corporation
VP Distribution

7. If filed in Florida (check one): Documentary stamp tax paid / Documentary stamp tax not applicable

8. This FINANCING STATEMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS. Attach Addendum (if applicable)

9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s) (ADDITIONAL FEE) (optional): All Debtors / Debtor 1 / Debtor 2

THE CODE COMPANY, P.O. BOX 550468, DALLAS TEXAS 75355 - 214-340-0415 - 800-443-0233

(1) FILING OFFICER COPY - NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS) (REV. 12/18/95)

Attachment 8.4(m)

[redacted]

THIS SPACE FOR USE OF FILING OFFICER

98-198133

10/02/98 8:00 AM

Texas Secretary of State

FILED

FINANCING STATEMENT — FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

A. NAME & TEL. # OF CONTACT AT FILER (optional)

B. FILING OFFICE ACCT. # (optional)

C. RETURN COPY TO: (Name and Mailing Address)

Southwest Lift, Inc.
P.O. Box 200464
San Antonio, Texas 78220-0464
Attn: Patti Teeler

D. OPTIONAL DESIGNATION (if applicable): LESSOR/LESSEE | CONSIGNOR/CONSIGNEE | NON-UCC FILING

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)

1a. ENTITY'S NAME: Salant Corporation

OR 1b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

1c. MAILING ADDRESS	CITY	STATE	COUNTRY	POSTAL CODE
P.O. Box 888	Carrizo Spring	TX	USA	78834

1d. S.S. OR TAX I.D.# | OPTIONAL ADD'NL INFO RE ENTITY DEBTOR | 1e. TYPE OF ENTITY | 1f. ENTITY'S STATE OR COUNTRY OF ORGANIZATION | 1g. ENTITY'S ORGANIZATIONAL I.D.#, if any | NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)

2a. ENTITY'S NAME

OR 2b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

2c. MAILING ADDRESS | CITY | STATE | COUNTRY | POSTAL CODE

2d. S.S. OR TAX I.D.# | OPTIONAL ADD'NL INFO RE ENTITY DEBTOR | 2e. TYPE OF ENTITY | 2f. ENTITY'S STATE OR COUNTRY OF ORGANIZATION | 2g. ENTITY'S ORGANIZATIONAL I.D.#, if any | NONE

3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)

3a. ENTITY'S NAME: Associates Commercial Corporation

OR 3b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

3c. MAILING ADDRESS	CITY	STATE	COUNTRY	POSTAL CODE
8001 Ridgepoint Drive	Irving	TX	USA	75063-3117

(1) New Clark NPR17 Electric Forklift
S/N: NPR-0011-9495 SWL 111696
Equipped With: 24 Volt Electrical System
240" Triple Stage Mast, 42" Forks, Sideshifter,
Strobe Light, Back Up Alarm
Battery 56499
Charger 08980E71

5. CHECK BOX (if applicable): This FINANCING STATEMENT is signed by the Secured Party instead of the Debtor to perfect a security interest (a) in collateral already subject to a security interest in another jurisdiction when it was brought into this state, or when the debtor's location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)

6. REQUIRED SIGNATURE(S)

Salant Corporation

VP Distribution

7. If filed in Florida (check one): Documentary stamp tax paid | Documentary stamp tax not applicable

8. This FINANCING STATEMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS. Attach Addendum (if applicable)

9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s) (ADDITIONAL FEE) (optional): All Debtors | Debtor 1 | Debtor 2

THE CODE COMPANY, P.O. BOX 150468, DALLAS, TEXAS 75315 - 214/343-0415 - 800-456-5333

(1) FILING OFFICER COPY - NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS) (REV. 12/18/95)

Attachment 8.4(n)

[redacted]

THIS SPACE FOR USE OF FILING OFFICER

98-187961

9/17/98 8:00 AM

Texas Secretary of State

FILED

FINANCING STATEMENT — FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

A. NAME & TEL. # OF CONTACT AT FILER (optional)

B. FILING OFFICE ACCT. # (optional)

C. RETURN COPY TO: (Name and Mailing Address)

Southwest Lift, Inc.
P.O. Box 200464
San Antonio, Texas 78220-0464
Attn: Patti Teeler

D. OPTIONAL DESIGNATION (if applicable): ☐ LESSOR/LESSEE ☐ CONSIGNOR/CONSIGNEE ☐ NON-UCC FILING

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)

1a. ENTITY'S NAME: Salant Corporation				
OR 1b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
1c. MAILING ADDRESS: P.O. Box 888	CITY: Carrizo Spring	STATE: TX	COUNTRY: USA	POSTAL CODE: 78834
1d. S.S. OR TAX I.D.# / OPTIONAL ADD'NL INFO RE ENTITY DEBTOR / 1e. TYPE OF ENTITY	1f. ENTITY'S STATE OR COUNTRY OF ORGANIZATION	1g. ENTITY'S ORGANIZATIONAL I.D.#, if any ☐ NONE		

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)

2a. ENTITY'S NAME				
OR 2b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
2c. MAILING ADDRESS	CITY	STATE	COUNTRY	POSTAL CODE
2d. S.S. OR TAX I.D.# / OPTIONAL ADD'NL INFO RE ENTITY DEBTOR / 2e. TYPE OF ENTITY	2f. ENTITY'S STATE OR COUNTRY OF ORGANIZATION	2g. ENTITY'S ORGANIZATIONAL I.D.#, if any ☐ NONE		

3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) **EXACT FULL LEGAL NAME** - insert only one secured party name (3a or 3b)

3a. ENTITY'S NAME: Associates Commercial Corporation				
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
3c. MAILING ADDRESS: 8001 Ridgepoint Drive	CITY: Irving	STATE: TX	COUNTRY: USA	POSTAL CODE: 75063-3117

(1) New Clark WP40 Electric Pallet Jack
S/N: WP40-4753-8194 SWL: 111694
Equipped With: 27 X 48 Fork Spread
24 Volt Electrical System

5. CHECK BOX (if applicable) ☐ This FINANCING STATEMENT is signed by the Secured Party instead of the Debtor to perfect a security interest (a) in collateral already subject to a security interest in another jurisdiction when it was brought into this state, or when the debtor's location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)

7. If filed in Florida (check one) ☐ Documentary stamp tax paid ☐ Documentary stamp tax not applicable

6. REQUIRED SIGNATURE(S)

Salant Corporation — VP Distribution

8. ☐ This FINANCING STATEMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS Attach Addendum (if applicable)

9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s) (ADDITIONAL FEE) (optional) ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

THE DOEE COMPANY, P.O. BOX 550488 DALLAS TEXAS 75355 - 214-340-0415 - 800-486-5333

(1) FILING OFFICER COPY - NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS) (REV. 12/18/95)

Attachment 8.4(o)

[redacted]

THIS SPACE FOR USE OF FILING OFFICER

98-187960
9/17/98 8:00 AM
Texas Secretary of State
FILED

FINANCING STATEMENT — FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

A. NAME & TEL. # OF CONTACT AT FILER (optional)

B. FILING OFFICE ACCT. # (optional)

C. RETURN COPY TO: (Name and Mailing Address)

Southwest Lift, Inc.
P.O. Box 200464
San Antonio, Texas 78220-0464
Attn: Patti Tecler

D. OPTIONAL DESIGNATION (if applicable): LESSOR/LESSEE | CONSIGNOR/CONSIGNEE | NON-UCC FILING

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)

1a. ENTITY'S NAME: Salant Corporation

OR 1b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

1c. MAILING ADDRESS	CITY	STATE	COUNTRY	POSTAL CODE
P.O. Box 888	Carrizo Spring	TX	USA	78834

1d. S.S. OR TAX I.D.# | OPTIONAL ADD'NL INFO RE ENTITY DEBTOR | 1e. TYPE OF ENTITY | 1f. ENTITY'S STATE OR COUNTRY OF ORGANIZATION | 1g. ENTITY'S ORGANIZATIONAL I.D.#, if any | NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)

2a. ENTITY'S NAME

OR 2b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

2c. MAILING ADDRESS | CITY | STATE | COUNTRY | POSTAL CODE

2d. S.S. OR TAX I.D.# | OPTIONAL ADD'NL INFO RE ENTITY DEBTOR | 2e. TYPE OF ENTITY | 2f. ENTITY'S STATE OR COUNTRY OF ORGANIZATION | 2g. ENTITY'S ORGANIZATIONAL I.D.#, if any | NONE

3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)

3a. ENTITY'S NAME: Associates Commercial Corporation

OR 3b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

3c. MAILING ADDRESS	CITY	STATE	COUNTRY	POSTAL CODE
8001 Ridgepoint Drive	Irving	TX	USA	75063-3117

(1) New Clark WP40 Electric Pallet Jack
S/N: WP40-475-4755-8194 SWL: 111695
Equipped With: 27 X 48 Fork Spread
24 Volt Electrical System

5. CHECK BOX (if applicable) — This FINANCING STATEMENT is signed by the Secured Party instead of the Debtor to perfect a security interest (a) in collateral already subject to a security interest in another jurisdiction when it was brought into this state, or when the debtor's location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)

7. If filed in Florida (check one): Documentary stamp tax paid | Documentary stamp tax not applicable

6. REQUIRED SIGNATURE(S)

Salant Corporation

8. This FINANCING STATEMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS. Attach Addendum (if applicable)

9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s) (ADDITIONAL FEE) (optional): All Debtors | Debtor 1 | Debtor 2

THE CODE COMPANY, P.O. BOX 530486, DALLAS TEXAS

(1) FILING OFFICER COPY - NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS) (REV. 12/18/95)

Attachment 8.4(p)

[redacted]

THIS SPACE FOR USE OF FILING OFFICER

98-153470

7/29/98 8:00 AM

Texas Secretary of State

FILED

FINANCING STATEMENT — FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

A. NAME & TEL. # OF CONTACT AT FILER (optional)

B. FILING OFFICE ACCT. # (optional)

C. RETURN COPY TO: (Name and Mailing Address)

Southwest Lift, Inc.
P.O. Box 200464
San Antonio, Texas 78220-0464
Attn: Patti Teeler

D. OPTIONAL DESIGNATION [if applicable]: LESSOR/LESSEE | CONSIGNOR/CONSIGNEE | NON-UCC FILING

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)

1a. ENTITY'S NAME: Salant Corporation

OR 1b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

1c. MAILING ADDRESS	CITY	STATE	COUNTRY	POSTAL CODE
P.O. Box 888	Carrizo Spring	TX	USA	78834

1d. S.S. OR TAX I.D.# | OPTIONAL ADD'L INFO RE ENTITY DEBTOR | 1e. TYPE OF ENTITY | 1f. ENTITY'S STATE OR COUNTRY OF ORGANIZATION | 1g. ENTITY'S ORGANIZATIONAL I.D.#, if any | NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)

2a. ENTITY'S NAME

OR 2b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

2c. MAILING ADDRESS | CITY | STATE | COUNTRY | POSTAL CODE

2d. S.S. OR TAX I.D.# | OPTIONAL ADD'L INFO RE ENTITY DEBTOR | 2e. TYPE OF ENTITY | 2f. ENTITY'S STATE OR COUNTRY OF ORGANIZATION | 2g. ENTITY'S ORGANIZATIONAL I.D.#, if any | NONE

3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) **EXACT FULL LEGAL NAME** - insert only one secured party name (3a or 3b)

3a. ENTITY'S NAME: Associates Commercial Corporation

OR 3b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

3c. MAILING ADDRESS	CITY	STATE	COUNTRY	POSTAL CODE
8001 Ridgepoint Drive	Irving	TX	USA	75063-3117

(1) New Clark NPR20 Electric Forklift
S/N: NPR345-0003-9454 SWL. 11428
Equipped With: 24 Volt Electrical System
210" Triple Stage Mast, 42" Forks, Sideshifter,
Strobe Light, Back Up Alarm

Battery
Charger

5. CHECK BOX (if applicable): This FINANCING STATEMENT is signed by the Secured Party instead of the Debtor to perfect a security interest (a) in collateral already subject to a security interest in another jurisdiction when it was brought into this state, or when the debtor's location was changed to this state, or (b) in accordance with other statutory provisions [additional data may be required]

7. If filed in Florida (check one): Documentary stamp tax paid | Documentary stamp tax not applicable

6. REQUIRED SIGNATURE(S)

Salant Corporation [illegible signature] VP Distribution

8. This FINANCING STATEMENT is to be filed [for record] (or recorded) in the REAL ESTATE RECORDS. Attach Addendum [if applicable]

9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s) [ADDITIONAL FEE] (optional): All Debtors | Debtor 1 | Debtor 2

THE CODE COMPANY, P.O. BOX [illegible], DALLAS, TEXAS [illegible]

(1) FILING OFFICER COPY - NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS) (REV. 12/18/95)

Attachment 8.4(q)

[redacted]

THIS SPACE FOR USE OF FILING OFFICER

98-153469

7/29/98 8:00 AM

Texas Secretary of State

FILED

FINANCING STATEMENT — FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

A. NAME & TEL. # OF CONTACT AT FILER (optional)

B. FILING OFFICE ACCT. # (optional)

C. RETURN COPY TO: (Name and Mailing Address)

Southwest Lift, Inc.
P.O. Box 200464
San Antonio, Texas 78220-0464
Attn: Patti Teeler

D. OPTIONAL DESIGNATION (if applicable): LESSOR/LESSEE | CONSIGNOR/CONSIGNEE | NON-UCC FILING

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)

1a. ENTITY'S NAME: Salant Corporation

OR 1b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

1c. MAILING ADDRESS	CITY	STATE	COUNTRY	POSTAL CODE
P.O. Box 888	Carrizo Spring	TX	USA	78834

1d. S.S. OR TAX I.D.# | OPTIONAL ADD'NL INFO RE ENTITY DEBTOR | 1e. TYPE OF ENTITY | 1f. ENTITY'S STATE OR COUNTRY OF ORGANIZATION | 1g. ENTITY'S ORGANIZATIONAL I.D.#, if any | NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)

2a. ENTITY'S NAME

OR 2b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

2c. MAILING ADDRESS | CITY | STATE | COUNTRY | POSTAL CODE

2d. S.S. OR TAX I.D.# | OPTIONAL ADD'NL INFO RE ENTITY DEBTOR | 2e. TYPE OF ENTITY | 2f. ENTITY'S STATE OR COUNTRY OF ORGANIZATION | 2g. ENTITY'S ORGANIZATIONAL I.D.#, if any | NONE

3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)

3a. ENTITY'S NAME: Associates Commercial Corporation

OR 3b. INDIVIDUAL'S LAST NAME | FIRST NAME | MIDDLE NAME | SUFFIX

3c. MAILING ADDRESS	CITY	STATE	COUNTRY	POSTAL CODE
8001 Ridgepoint Drive	Irving	TX	USA	75063-3117

(1) New Clark WP40 Electric Pallet Jack
S/N: WP40-4409-8194 SWL:11611
Equipped With: 27 X 48 Fork Spread
24 Volt Electrical System

5. CHECK BOX (if applicable) [ ] This FINANCING STATEMENT is signed by the Secured Party instead of the Debtor to perfect a security interest (a) in collateral already subject to a security interest in another jurisdiction when it was brought into this state, or when the debtor's location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)

7. If filed in Florida (check one) [ ] Documentary stamp tax paid [ ] Documentary stamp tax not applicable

6. REQUIRED SIGNATURE(S)

Salant Corporation

VP Cust ~

8. [ ] This FINANCING STATEMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS Attach Addendum (if applicable)

9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s) (ADDITIONAL FEE) (optional) [ ] All Debtors [ ] Debtor 1 [ ] Debtor 2

THE CODE COMPANY, P.O. BOX 59048 DALLAS, TEXAS 75229 - 214-340-0415 - 800-438-8335

(1) FILING OFFICER COPY - NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS) (REV. 12/18/95)

Attachment 8.4(r)

[redacted]

THIS SPACE FOR USE OF FILING OFFICER

98-153468

7/29/98 8:00 AM

Texas Secretary of State

FILED

FINANCING STATEMENT — FOLLOW INSTRUCTIONS CAREFULLY

This Financing Statement is presented for filing pursuant to the Uniform Commercial Code and will remain effective, with certain exceptions, for 5 years from date of filing.

A. NAME & TEL. # OF CONTACT AT FILER (optional)	B. FILING OFFICE ACCT. # (optional)

C. RETURN COPY TO: (Name and Mailing Address)

Southwest Lift, Inc.
P.O. Box 200464
San Antonio, Texas 78220-0464
Attn: Patti Teeler

D. OPTIONAL DESIGNATION (if applicable): LESSOR/LESSEE | CONSIGNOR/CONSIGNEE | NON-UCC FILING

1. DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (1a or 1b)

1a. ENTITY'S NAME: Salant Corporation						
OR 1b. INDIVIDUAL'S LAST NAME		FIRST NAME	MIDDLE NAME			SUFFIX
1c. MAILING ADDRESS: P.O. Box 888		CITY: Carrizo Spring	STATE: TX	COUNTRY: USA	POSTAL CODE: 78834	
1d. S.S. OR TAX I.D.#	OPTIONAL ADD'NL INFO RE ENTITY DEBTOR	1e. TYPE OF ENTITY	1f. ENTITY'S STATE OR COUNTRY OF ORGANIZATION	1g. ENTITY'S ORGANIZATIONAL I.D.#, if any		☐ NONE

2. ADDITIONAL DEBTOR'S EXACT FULL LEGAL NAME - insert only one debtor name (2a or 2b)

2a. ENTITY'S NAME						
OR 2b. INDIVIDUAL'S LAST NAME		FIRST NAME	MIDDLE NAME			SUFFIX
2c. MAILING ADDRESS		CITY	STATE	COUNTRY	POSTAL CODE	
2d. S.S. OR TAX I.D.#	OPTIONAL ADD'NL INFO RE ENTITY DEBTOR	2e. TYPE OF ENTITY	2f. ENTITY'S STATE OR COUNTRY OF ORGANIZATION	2g. ENTITY'S ORGANIZATIONAL I.D.#, if any		☐ NONE

3. SECURED PARTY'S (ORIGINAL S/P or ITS TOTAL ASSIGNEE) EXACT FULL LEGAL NAME - insert only one secured party name (3a or 3b)

3a. ENTITY'S NAME: Associates Commercial Corporation					
OR 3b. INDIVIDUAL'S LAST NAME	FIRST NAME	MIDDLE NAME			SUFFIX
3c. MAILING ADDRESS: 8001 Ridgepoint Drive	CITY: Irving	STATE: TX	COUNTRY: USA	POSTAL CODE: 75063-3117	

(1) New Clark WP40 Electric Pallet Jack
S/N: WP40-4420-8194 SWL:j11612
Equipped With: 27 X 48 Fork Spread
24 Volt Electrical System

5. CHECK BOX (if applicable) ☐ This FINANCING STATEMENT is signed by the Secured Party instead of the Debtor to perfect a security interest (a) in collateral already subject to a security interest in another jurisdiction when it was brought into this state, or when the debtor's location was changed to this state, or (b) in accordance with other statutory provisions (additional data may be required)

7. If filed in Florida (check one) ☐ Documentary stamp tax paid ☐ Documentary stamp tax not applicable

6. REQUIRED SIGNATURE(S)

Salant Corporation

V.P. Distribution

8. ☐ This FINANCING STATEMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS Attach Addendum (if applicable)

9. Check to REQUEST SEARCH CERTIFICATE(S) on Debtor(s) (ADDITIONAL FEE) (optional) ☐ All Debtors ☐ Debtor 1 ☐ Debtor 2

THE CODE COMPANY, P.O. BOX 550148 DALLAS TEXAS 75355

(1) FILING OFFICER COPY - NATIONAL FINANCING STATEMENT (FORM UCC1) (TRANS) (REV. 12/18/95)

SCHEDULE 8.6

to

INFORMATION CERTIFICATE

Pending Litigation

Perry Ellis International, Inc.

*

Salant Corporation

1.	Closedown of Carrizo Manufacturing Co. S.A. de C.V. and of Maquiladora Sur., S.A. de C.V. Facilities in Mexico. Former workers for a Company subsidiary commenced litigation in Carrizo Labor Court. The workers complained that the severance that they were provided by the. Company when its subsidiaries closed a factory in Carrizo was not sufficient. The amount of plaintiffs’ claims is approximately $700,000. The Labor Court ruled in the Company’s favor and, thereafter, the workers appealed to the Supreme Court. The Supreme Court sent the matter back to the Labor Court for further review and they again ruled in the Company’s favor. The plaintiffs’ appealed again. The Supreme Court again ruled in the Company’s favor. Notwithstanding this ruling, the plaintiffs are required to put forth any evidence in their position to support why they are entitled to more than they received from the Company in the severance agreement. *

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

2.	Crown Central Equities Corporation v. Perry Ellis Canada Inc. and Simms Sigal & Co., Ltd. formerly known as American Concept Clothing Co., Inc., Leslie Thomas Simms, Linda Sigal, Stanley Rosen, and Nicholas Di Paolo. An action was commenced in October 1992 which has been essentially dormant until December 2002. The action is pending in the Province of Quebec, District of Montreal, NO. 500-05-015553-926. Crown Central Equities Corp.’s (“CCE”) claims that, in connection with the redemption of its interest in Perry Ellis Canada, the shareholders of Perry Ellis Canada failed to disclose to CCE the existence of a license agreement with Anne Klein and that the failure to disclose this License Agreement damaged the plaintiff in the amount of approximately $680,000 (Canadian). In December 2002, the plaintiff sought to amend the initial complaint by adding a claim for exemplary damages in the amount of $1,000,000 (Canadian). Counsel for Simms Sigal & Co. Ltd. has filed an objection to the proposed amended complaint. There is no need to file any responsive pleadings until there is a determination by the court with regard to the proposed amended complaint. The Company does not presently have any interest in Perry Ellis Canada and its involvement in the litigation is by way of providing an indemnification to Nicholas Di Paolo and Stanley Rosen, both of whom acted as the Company’s designees on the Board of Directors of Perry Ellis Canada. This matter is presently being handled by local counsel, Kugler Kandestin by Michael H. Kay (514-878-2861).

ATTACHMENT TO Schedule 8.6

February 3, 2003

Deloitte & Touche LLP

200 S. Biscayne Boulevard

Suite 400

Miami, Florida 3313l-9985

Attention: Jenell Milian

Re: Perry Ellis International, Inc.

Ladies and Gentlemen:

We are in receipt of a letter dated January 31, 2003 from Perry Ellis International, Inc.,  asking  us  to  provide  you  with  certain  information in connection with your audit of the financial statements of Perry Ellis International, Inc. as of January 31, 2003 and for the year then ended.

In response to your inquiry, please be advised that we do not and have not represented Perry Ellis International, Inc. and therefore are hot handling any matters on behalf of Perry Ellis International, Inc. or any of its subsidiaries. We represent your client’s, secured lender, Congress Financial Corporation (Florida), in connection with transactions between Congress Financial Corporation (Florida) and Perry Ellis International, Inc.

Very truly yours,

David W. Morse

cc:	Perry Ellis International, Inc.
3000 NW 107th Avenue
Miami, Florida 33172
Attn: Ms. Rosemary B. Trudeau

Congress Financial Corporation (Florida)
777 Brickell Avenue
Miami, Florida 33131
Attn: Mr. Gary Dixon

February 14, 2003

Deloitte & Touche LLP

Attention: Sergio Manas

200 South Biscayne Boulevard

Suite #400

Miami, FL 33131-9985

Attention: Ms. Jenell Milian

Re:	Perry Ellis International

Gentlemen:

We have been asked to furnish you certain information with respect to Perry Ellis International and its referenced subsidiaries, collectively the “Company” as of January 31, 2003 and as of the date of this letter.

We call your attention to the fact that our engagement by the Company during the past year has been limited to specific matters as to which we were consulted. There may be many matters of a legal nature that could have a bearing on the financial condition of the Company about which we have not been consulted. Our response then in all respects is limited to those matters on which the Company has requested our advice.

In the preparation of this response, our procedures have been limited to inquiring, only from those attorneys currently practicing law in our law firm who provided to the Company or its referenced subsidiaries substantive attention (as hereafter defined), whether they were aware of pending litigation or of any overtly threatened litigation likely to be filed. We define the term “substantive attention” as the expenditure by a single attorney in the performance of legal services on behalf of our law firm of more than ten hours of recorded billable time during the Company’s last fiscal year.

Page Two

February 14, 2003

Deloitte & Touche LLP

The term “pending litigation” is limited to actions pending in a State or Federal court or arbitration proceedings. It does not include administrative, investigations or proceedings or other potential liabilities.

We consider that the term “threatened litigation” refers to matters in which a potential claimant has manifested to management or to counsel an awareness of and present intention to assert a possible claim and does not include unasserted claims or assessments.

Our response is limited to matters involving our professional engagement as attorneys for the Company and does not include information received in any other role. We make no representation of the adequacy of our procedures for your purposes. Furthermore, we have made no independent review of any of the transactions, files or contractual arrangements of the Company or its referenced subsidiaries for purposes of this response.

In those instances in which we have given an opinion below that the case should be disposed of favorably to the Company, this represents our judgment based on the facts presently known. There is no assurance that a substantial liability may not be incurred. In giving this opinion, we intend to indicate only that we consider it more likely than not that any material portion of such claims should be defeated.

Subject to the limitations heretofore and hereafter set forth in this letter we advise you as follows:

1. As of January 31, 2003, there was * owing to us by the Company.

This will confirm that whenever in the course of performing legal services for the Company or any of its referenced subsidiaries with respect to a matter recognized to involve an unasserted possible claim or assessment and to which we have given substantive attention, and we have been specifically requested in writing by the Company to form and have in fact formed a professional conclusion regarding the claim, we will advise the Company whenever possible whether the assertion of a claim is probable and evaluate the likelihood of an unfavorable outcome.

This firm has not been requested to form and specifically has not formed any conclusion or rendered any legal advice to the Company pursuant to Financial Accounting Standard No. 5, as to the necessity for disclosing unasserted possible claims or the materiality of any such unasserted claims to the Company’s financial condition.

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

LAW OFFICES, PODHURST ORSECK JOSEFSBERG EATON MEADOW OLIN & PERWIN, P.A. - OF COUNSEL, WALTER H. BECKHAM, JR.

25 WEST FLAGLER STREET - SUITE 800, MIAMI, FLORIDA 33130-1780

(305) 358-2800

Page Three

February 14, 2003

Deloitte & Touche LLP

Subject to the foregoing, we confirm to you that as of today, we have been engaged to give substantive attention to or represent the Company in connection with the following threatened litigation:

1.

UNITED STATES DISTRICT COURT

SOUTHERN DISTRICT OF FLORIDA

CASE NO. 00-2700-CIV-LENARD/TURNOFF

PERRY ELLIS INTERNATIONAL, INC.,

f/k/a SUPREME INTERNATIONAL, INC., vs.

PREMIUMWEAR, INC., a Minnesota corporation,

f/k/a MUNSINGWEAR, INC.,

On June 30, 2000, this firm filed suit on behalf of Perry Ellis International against PremiumWear, Inc. alleging breach of a Right of First Refusal Agreement regarding Perry Ellis’ purchase of the Munsingwear trademarks and licenses. The complaint alleges breach of contract on the part of PremiumWear by failing to keep Perry Ellis advised of efforts to sell all or any part of the excluded trademark and licenses and breach of an implied covenant of good faith and fair dealing. On January 29, 2001, the complaint was amended to include claims against New England Business Services, Inc., which purchased all of the outstanding shares of PremiumWear.

Discovery in this case is ongoing. * No counterclaim has been asserted to date.

We express no opinion with respect to contingent liabilities (except as may be specifically set forth in this letter) or as to matters not specifically referred to herein, and under no circumstances are you to infer from anything stated or not stated herein any such opinion. The information set forth in this letter is given as of January 31, 2003, and as of the date of this letter, and we assume no obligation to advise you of changes or additions which may hereafter be brought to our attention. This response is further limited, where not inconsistent, by the ABA. Statement of Policy Regarding Lawyers ‘Responses to Auditors’ Requests for Information (December, 1975.

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

LAW OFFICES, PODHURST ORSECK JOSEFSBERG EATON MEADOW OLIN & PERWIN, P.A. - OF COUNSEL, WALTER H. BECKHAM, JR.

25 WEST FLAGLER STREET - SUITE 800, MIAMI, FLORIDA 33130-1780

(305) 358-2800

Page Four

February 14, 2003

Deloitte & Touche LLP

This letter is solely for your information and assistance in connection with your audit of the financial statements of the Company. The contents of this letter are otherwise privileged. Without the prior written consent of a partner of this firm, this letter is not to be quoted or otherwise referred to in any financial statements or related documents, nor is it to be filed with or furnished to any governmental agency or other person.

Very truly yours,

Victor M. Diaz, Jr.

Cc:	Rosemary B. Trudeau
Vice President of Finance

LAW OFFICES, PODHURST ORSECK JOSEFSBERG EATON MEADOW OLIN & PERWIN, P.A. - OF COUNSEL, WALTER H. BECKHAM, JR.

25 WEST FLAGLER STREET - SUITE 800, MIAMI, FLORIDA 33130-1780

(305) 358-2800

February 21, 2003

VIA FAX (305-960-13271 &U.S. MAIL

Jenell Milian

Deloitte & Touche, LLP

200 South Biscayne Boulevard

Suite 400

Miami, FL 33131-9985

Dear Ms. Milian:

We are writing this letter as requested by Rosemary Trudeau, Vice president of Finance of Perry Ellis International (“PEI”), in her letters dated January 31,2003 as modified by her letter dated February 11, 2003 in connection with Deloitte & Touche’s audit. As follows is a description of the pending litigation in which this firm represented PEI as of January 31, 2003:

1.	Campers’ World v. Perry Ellis, Case No. 02-CV-453 (RPP) (pending in United States District Court for the Southern District of New York).

Campers’ World (“Campers”), a wholesale apparel distributor sued PEI and Aris Industries, Inc. (“Aris”), a former PEI licensee of jeans bearing the Perry Ellis trademark (the “PEI trademark”), seeking a declaratory judgment and damages. Campers purchased jeans bearing the PEI trademark from Eagle Apparel (“Eagle”). PEI alleges that Aris impermissibly authorized Eagle to produce jeans that were beyond the licensing terms of a licensing agreement with it. Campers subsequently sold the jeans to Costco for retail sale. PEI contends that Campers sale to Costco was prohibited under its agreement with Aris.

Campers seeks a declaration that the subject jeans were neither counterfeit or infringing goods. Campers also alleges causes of action for damages against PEI for injurious falsehood, disparagement of goods, and tortuous interference with a contractual relation. Campers also alleges breach of contract and breach of warranty causes of action against Aris.

PEI has denied all of Campers’ claims. PEI has asserted a Counterclaim against Campers and Cross-Claims against Aris, and its related entities; Europe Craft Imports, Inc. and ECI Sportswear, Inc., as well as Aris’ president, Arnold Simon (collectively the “Aris Defendants”) asserting trademark infringement and related claims. Specifically, PEI has asserted a breach of contract claim against Aris; a fraud in the inducement claims and a claim for indemnification against the Aris Defendants and claims for trademark infringement  under  15 U.S.C. §1114,  false  designation  of  origin  under  15 U.S.C. §1125(a),  trademark  dilution  under  15 U.S.C. §1125(c), common law trademark infringement and unfair competition against Campers and the Aris Defendants.

The Court has presently set a discovery cut-off of April 1, 2003 with a trial date of June 16, 2003. However, all counsel have recently requested an extension of the discovery period until October 1, 2003 with a requested new trial date of December 17, 2003. To date, Arnold Simon has * dismissed the counts against him for fraud in the inducement count and indemnification1*. Simon has filed a motion for summary judgment. Discovery is on-going in the litigation.

*

*

*

4.	No Other Matters:

From January 31, 2003 to the effective date of this response, February 21, 2003, there are no new matters. Further, as of this date, to the best of our knowledge, we are unaware of any unasserted possible claims against PEI.

[1]	PEI has been granted leave to attempt to reassert the fraud in the inducement claim if it so chooses.

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

HALL, DAVID AND JOSEPH, P.A., PENTHOUSE, 1428 BRICKELL AVENUE MIAMI, FLORIDA 33131-3401 — TEL (305) 374-5030 — FAX (305) 374-5033

We have also been requested to provide you with, the amount in which PEI is indebted to this firm for legal fees and expenses as of January 31, 2003. As of January 31, 2003, PEI was indebted to this firm * in legal fees and * in costs.

If you have any further questions or need further information, please do not hesitate to contact the undersigned.

Very truly yours,

HALL, DAVID AND JOSEPH, P.A.

Andrew C. Hall

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

HALL, DAVID AND JOSEPH, P.A., PENTHOUSE, 1428 BRICKELL AVENUE MIAMI, FLORIDA 33131-3401 — TEL (305) 374-5030 — FAX (305) 374-5033

February 21, 2003	Timothy J. Sinnott B.S., M.Sc. (Phys.), LL.B.
416 957 1694 tsinnott@bereskinparr.com

Your Reference: RBT
Our Reference: 9415-64

PRIVILEGED & CONFIDENTIAL

Rosemary B. Trudeau

Vice President of Finance

Perry Ellis International, Inc.

3000 NW107 Avenue

Miami, Florida

33172, U.S.A.

Dear Ms. Trudeau:

Re:	Perry Ellis International, Inc.

Updated Financial Statement as of 31 January, 2003

This reply is made to your enquiry letter of 31 January, 2003, and your update letter dated 11 February, 2003, in accordance with the Joint Policy Statement of the Canadian Bar Association and the Canadian Institute of Chartered Accountants.

We have acted only as trade mark counsel in certain Canadian trade mark infringement and opposition matters.

We advise, based on an examination of our records of the matters on which we have acted, that as of January 31, 2003, and as of the writing of this letter on 21 February, 2003, there were no pending claims against Perry Ellis International Inc. or unasserted possible claims or assessments against Perry Ellis International Inc. of which we are aware.

please send your reply to:

Scotia Plaza, 40 King Street West, 40th Floor

Toronto, Ontario, Canada M5H 3Y2

416 364 7311 fax: 416 361 1398

Meadowvale Corporate Centre, 2000 Argentia Road

Plaza 4, Suite 430, Mississauga, Ontario, Canada L5N 1W1

905 812 3600 fax: 905 814 0031

www.bereskinparr.com

The amount of unpaid or unbilled legal fees and disbursements for services rendered by us at 31 January, 2003 was *. Perry Ellis International is currently indebted to the firm of Bereskin & Parr for a total of *.

This letter should not be quoted from or referred to in your financial statements or in dealings with third parties without our prior written consent.

Yours truly,

BERESKIN & PARR

TJS/hs

cc:	Attention: Jenell Milian (305) 960-1327
Deloitte & Touch LLP
200 South Biscayne Suite 400
Miami, Florida
U.S.A. 33131-9985

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

MIAMI CENTER 201 SOUTH BISCAYNE BOULEVARD SUITE 3000 MIAMI, FLORIDA 33131 TELEPHONE: 305.373.9400 FACSIMILE: 305.373.9443 www.broadandcassel.com

February 28, 2003

VIA U.S. MAIL AND FACSIMILE

Deloitte & Touche, LLP

200 South Biscayne Boulevard

Suite 400

Miami, Florida 33131-9985

Attn: Jenell Milian

Re:

Perry Ellis International, Inc. and the following Subsidiaries:

Supreme International, Inc., Jantzen, Inc., PEI Licensing, Inc.,

Jantzen Apparel Corp., BBI Retail, L.L.C., Supreme Munsingwear

Canada Inc., Supreme Realty, LLC, Supreme Real Estate I, LLC,

Supreme Real Estate II, LLC, Perry Ellis Real Estate Corporation,

Perry Ellis International Europe Limited, Perry Ellis International

Group Holdings Limited, Supreme International Co. Canada Limited,

and Supreme International Corporation de Mexico, S.A. de C.V.

Ladies and Gentlemen:

By letters dated January 31, 2003 and February 11, 2003, Rosemary B. Trudeau, Vice President of Finance of Perry Ellis International, Inc. (together with, the referenced subsidiaries above, collectively, the “Company”), requested us to furnish you with certain information in connection with your examination of the financial statements of the Company at January 31, 2003, and for the year then ended.

While this firm represents the Company on a regular basis, our engagement has been limited to specific matters as to which we were consulted by the Company.

Subject to the foregoing and to the last paragraph of this letter, we advise you that since February 1, 2002, we have not been engaged to give substantive attention to, or to represent the Company in connection with, any material loss contingencies coming within the scope of clause (a) of Paragraph 5 of the Statement of Policy referred to in the last paragraph of this letter.

We note that in its letters to us dated January 31, 2003 and February 11, 2003, the Company did not specify any matters contemplated by clauses (b) or (c) of Paragraph 5 of the ABA Statement of Policy, Therefore, we are not giving any opinion with respect to any contractually assumed obligation or any unasserted possible claim or assessment.

Deloitte & Touche, LLP

February 28, 2003

As of January 31,2003, the Company was indebted to us in the amount of * for services rendered and expenses. As a matter of firm policy, we do not estimate unbilled fees.

The information set forth herein is as of February 20, 2003, the date on which we commenced our internal review procedures for purposes of preparing this response, except as otherwise noted, and we disclaim any undertaking to advise you of changes which thereafter may be brought to our attention.

This response is limited by, and in accordance with, the ABA Statement of Policy Regarding Lawyers’ Responses to Auditors’ Requests for Information (December, 1975); without limiting the generality of the foregoing, the limitations set forth in such Statement on the scope and use of this response (Paragraphs 2 and 7) are specifically incorporated herein by reference, and any description herein of any “loss contingencies” is qualified in its entirety by Paragraph 5 of the Statement and the accompanying Commentary (which is an integral part of the Statement). Consistent with the last sentence of Paragraph 6 of the ABA Statement of Policy and pursuant to the Company’s request, this will confirm as correct the Company’s understanding as set forth in its audit inquiry letters to us dated January 31, 2003 and February 11, 2003, that whenever, in the course of performing legal services for the Company with respect to a matter recognized to involve an unasserted possible claim or assessment that may call for financial statement disclosure, we have formed a professional conclusion that the Company must disclose or consider disclosure concerning such possible claim or assessment, we, as a matter of professional responsibility to the Company, will so advise the Company and will consult with the Company concerning the question of such disclosure and the applicable requirements of Statement of Financial Accounting Standards No. 5.

Sincerely,

BROAD AND CASSEL

cc:	Rosemary B. Trudeau, Vice President of Finance Perry Ellis International, Inc.

BROAD AND CASSEL

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

William L. Rikard, Jr. Partner Telephone: 704.335.9011 Direct Fax: 704.335.9689 williamrikard@parkerpoe.com		Three Wachovia Center Suite 3000 401 South Tryon Street Charlotte, NC 28202-1935 Telephone 704.372.9000 Fax 704.334.4706 www.parkerpoe.com
February 19, 2003

Deloitte & Touche LLP

200 South Biscayne Blvd.

Suite 400

Miami, FL 33131

ATTN: Jenell Milian

Re:	Perry Ellis International, Inc.

Dear Mr. Manas:

Ms. Rosemary B. Trudeau, Vice President of Finance of Perry Ellis International, Inc. (the “Company”), has, by letter dated January 31, 2003, requested that we furnish you with certain information in connection with your examination of the Company’s financial statements as of January 31, 2003, and as of the date of this letter.

Our representation has been limited to specific matters as to which we were consulted by the Company. The information set forth herein is as of February 14, 2003 (the “Effective Date”), except as otherwise noted, and we disclaim any undertaking to advise you of changes which may thereafter be brought to our attention.

Subject to the foregoing, we advise you that as of January 31, 2003 and through the Effective Date, we were not engaged to give substantive attention to, or represent the Company in connection with, loss contingencies coming within the scope of clause (a). Paragraph 5 of the Statement of Policy referred to in the next to the last paragraph of this letter.

The Company has paid all outstanding invoices owed to this firm as of January 31, 2003

This response is limited by and in accordance with ABA Statement of Policy Regarding Lawyers’ Responses to Auditors’ Request for Information (December, 1975). Without limiting the generality of the foregoing, the limitations set forth in such Statement on the scope and use of this response (Paragraphs 2 and 7) are specifically incorporated herein by reference, and any description herein of any pending or threatened litigation is qualified in its entirety by Paragraph 5 of the Statement and the accompanying Commentary, which is an integral part of the Statement. Consistent with the last sentence of Paragraph 6 of the ABA Statement of Policy, and pursuant to the Company’s request, this will confirm as correct the Company’s understanding as set forth in its audit inquiry letter to us that whenever, in the course of performing legal services for the Company and its subsidiaries with respect to a matter recognized to involve an unasserted possible claim or assessment that may call for financial statement disclosure, we have formed a professional conclusion that the Company must disclose or consider disclosing concerning such possible claim or assessment, we, as a matter of professional responsibility to the Company, will so advise the Company and will consult with the Company concerning the question of such disclosure and the applicable requirements of Statement of Financial Accounting Standards No. 5.

This letter is furnished solely for your information and assistance in connection with your examination of tire financial statements of the Company. Unless the prior written consent of the firm is obtained, this letter is not to be quoted or otherwise referred to in any financial statements or related documents, nor filed with nor furnished to any governmental agency or any other person.

Very truly yours,

PARKER, POE, ADAMS & BERNSTEIN L.L.P.

By:
William L. Rikard, Jr.

WLRjr/skt

cc:	Ms. Rosemary Trudeau

44 W. Flagler Street, Suite 2175

Miami Florida 33130

T 305-358-7676    F 305-358-6667

sspalaw@winstarmail.com

February 28, 2003

SENT VIA FAX: (305)960-1327

Deloitte & Touche LLP

Attention: Janell Millian

200 South Biscayne Boulevard

Suite 400

Miami, FL 33131-9985

Re:	Perry Ellis International, Inc.

Dear Ms. Millian:

Perry Ellis International, Inc. (hereinafter referred to as the “Company”) requested that we furnish Deloitte & Touche LLP with certain information in connection with its examination of the accounts of the Company as of January 31, 2002 and during the period from that date to the date of our response. Because this firm does not represent the Company on an exclusive basis, there may exist matters of a legal nature which may have a bearing on the Company as a result of operations, financial conditions, or other matters with respect to the Company which this firm would have not been consulted.

Subject to the foregoing and to the last paragraph of this letter we advise you that since the commencement of our representation, we have hot .been engaged to give substantive attention to, or represent, the Company in connection with loss contingencies coming within the scope of clause (a) of paragraph 5 of the Statement of Policy referred to in the last paragraph of this letter, except as set forth in the attached Schedule A. Further, the information set forth herein and on the attached Schedule A is, as of the date of this letter, current except as otherwise noted and we disclaim any undertaking to advise you of changes that thereafter may be brought to our attention.

The Company has advised us that, by making the requests set forth in its letter to us, it does not intend to waive the attorney-client privilege with respect to any information which the Company has furnished to us. Moreover, our response to you should hot be construed in any way to constitute a waiver of the protection of the attorney work-product privilege with respect to any of our files involving the Company.

This response is limited by and is in accordance with, the request for information specifically made by the Company and the ABA Statement of Policy Regarding Lawyers’ Responses to Auditor’s Requests for Information. Without limiting the generality of the foregoing, the limitations as set forth in that Statement on the scope and use of this response are specifically incorporated herein by reference, and any description herein of any loss contingencies are qualified in its entirety by Paragraph 5 of the Statement and the accompanying Commentary that is an integral part of the Statement. Consistent with the last sentence in Paragraph 6 of the ABA Statement of Policy Regarding Lawyers’ Responses to Auditor’s Requests for Information and pursuant to the Company’s request, this will confirm as correct the Company’s understanding as set forth in its audit inquiry letter to us that whenever, in the course of performing legal services for the Company with respect to a matter recognized to involve any unasserted possible claim or assessment that may call for financial statement disclosure; we form a professional conclusion that the Company must disclose or consider disclosure concerning such possible claim or assessment, we, as a matter of professional responsibility to the Company, will so advise the Company and consult with it concerning the question of such disclosure and the applicable requirements of the Statement of Financial Accounting Standards No. 5.

Audit Response

The amount due from the Company to this firm for billed services and costs through February 24, 2003 is *.

Very truly yours,
SARAH STEINBAUM, P.A.

Sarah Steinbaum, for the firm

cc:	Ms. Rosemary Trudeau

SARAH STEINBAUM A Professional Association	44 W. Flagler Street Suite 2175 Miami Florida 33130	T 305-358-7676 F 305-358-6667

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

Audit Response

*

SARAH STEINBAUM A Professional Association	44 W. Flagler Street Suite 2175 Miami Florida 33130	T 305-358-7676 F 305-358-6667

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

SANDLER, TRAVIS & ROSENBERG, P. A.

ATTORNEYS AT LAW 1300 PENNSYLVANIA AVENUE, N.W. WASHINGTON, D.C. 20004-3002
PEGGY CHAPLIN		NICOLE BIVENS COLINSON
DAVID E. COHEN JORGE ESPINOSA* PHILIP S. GALLAS* RONALD W. GERDES CARLOS HALASZ EDWARD M. JOFFE GERSON M. JOSEPH* JORGE R. LOPEZ	(202) 638-2230 FAX (202) 638-2236 E-MAIL ADDRESS: info@strtrade.com	SHANNON E. FLIRA JO BRONSON HARRIS WILLIAM H. HOUSTON W. CHAD NESBIT MICHELLE SALEM DENNIS J. WAKEMAN ADRIAN A. WILLIAMS TRADE ADVISORS
JEANNETTE MIRABAL
CHANDRI NAVARRO-BOWMAN
LARRY T. ORDET* JEREMY ROSS PAGE* TERESA M. POLINO ARTHUR K. PURCELL SUSAN L. RENTON BETH C. RING* LEONARD L. ROSENBERG FRANCESCA RUSSO DI STAULO GILBERT LEE SANDLER* THOMAS G. TRAVIS	February 14, 2003	RAUL A. CASAL PAUL G. GIGUERE LEON I. JACOBSON* TODD G. KOCOUREK* NATHAN [ILLEGIBLE] LEE MERMELSTEIN JANA SIGARS MONTY J. TILLES STEPHEN P. WALROTH-SADURNI
KENNETH WOLF		OF COUNSEL
NANCY J. WOLLIN*
SANDLER & TRAVIS TRADE ADVISORYSERVICES

*NOT ADMITTED IN DC [ILLEGIBLE]BOARD CERTIFIED IMMIGRATION & NATIONALITY LAW		DALLAS DETROIT CONSULTING SERVICES
[ILLEGIBLE]RESIDENT IN ARGENTINA
PRACTICE LIMITED TO ARGENTINIAN MATTERS ONLY {ILLEGIBLE]BOARD CERTIFIED INTERNATIONAL LAW

Jenell Milian
Deloitte & Touche LLP
200 South Biscayne Blvd
Suite 400
Miami, Fl 33131-9985	Sent via fax: 305-960-1327

RE: PERRY ELLIS INTERNATIONAL

Dear Ms. Millian:

We have been requested by Perry Ellis International (the "Company") to write to you directly in connection with your audit of the Company. The request asks that we advise you regarding any matters with respect to which we have been engaged, or have devoted substantive attention, in the form of legal consultation or representation on behalf of the Company and which involve:

1.	Pending or threatened litigation; and

2.	Unasserted claims and assessments;

3.	Other matters.

We understand our response should include matters that existed as of September 30, 2001, together with matters that arose during the period from that date to the date of this response.

We call to your attention the fact that our firm does not represent the Company as general counsel. We have been retained as special counsel to the Company on Customs matters and represent it only in connection with particular matters arising under the Federal Customs and Tariff Laws and Regulations, which the Company refers to us on a case-by-case basis.

MIAMI        NEW YORK        ATLANTA         BALTIMORE        SAN FRANCISCO        MEXICO CITY

CHICAGO        BUENOS AIRES

OFFICE KNOWN AS SANDLER, TRAVIS & ROSENBERG AND GLAD & FERGUSON, P.C.

SANDLER, TRAVIS & ROSENBERG, P.A.

Jenell Milian

Deloitte & Touche LLP

February 14, 2003

Subject to the foregoing, and the last paragraph of this letter, we do not know of any pending or threatened litigation or of any claims or assessments (asserted or unasserted) that may call for financial statement disclosure. However, because the Company engages in importing merchandise into the United States, it is always possible that the United States Customs Service will from time to time assess claims or duties in excess of the amounts deposited upon importation.

At the time merchandise is imported into the United States, the importer must present an “entry” (documents describing the transaction) and estimated duties to the Customs Service. Sometime after importation, the Customs Service routinely reviews the entry to determine the proper classification (applicable duty rate) and appraised value of the merchandise. Following this routine review, the entry is “liquidated,” at which time the importer is advised whether the duties deposited were correct, whether additional duties are due, or whether a refund of excess duty will be issued.

The two preceding paragraphs are for the specific purpose of calling to your attention that the deposit of duties made by the Company at the time merchandise is imported does not terminate the Customs transaction, but that the Customs transaction remains open until such time as liquidation has taken place and has become final. Accordingly, it is possible that the Customs Service may assert claims for duties in excess of those deposited on entries not yet liquidated.

As of this date, the Company owes * in fees and/or costs. This letter is solely for your information and assistance, in connection with your audit of, and report with respect to, the financial condition of the Company and it is not to be quoted or otherwise referred to in any financial statements of the Company or related documents without prior written consent of this firm.

We have not made an independent review of any of The Company's transactions or contractual arrangements for the purposes of this response. Instead, we have endeavored to determine .from our knowledge and records since the beginning of The Company's fiscal year whether such service involved the types of matters referred to in the request. We disclaim any undertaking to advise you of changes which may be subsequently brought to our attention.

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

SANDLER, TRAVIS & ROSENBERG, P.A.

Jenell Milian

Deloitte & Touche LLP

February 14, 2003

This response is limited by, and in accordance with, the ABA Statement of Policy Regarding Lawyers' Responses to Auditors' Requests for Information (December 1975); without limiting the generality of the foregoing, the limitations set forth in such Statement on the scope and use of this response (Paragraphs 2 and 7) are specifically incorporated herein by reference, and any description herein of any “loss contingencies” is qualified in its entirety by Paragraph 5 of the Statement and the accompanying Commentary (which is an integral part of the Statement), Consistent with the last sentence of Paragraph 6 of the ABA Statement of Policy and pursuant to the Company's request, this will confirm as correct the understanding as set forth in its audit inquiry letter to us that whenever, in the course of performing legal services for the Company with respect to a matter recognized to involve an unasserted possible claim of .assessment that may call for financial statement disclosure, we have formed a professional conclusion that the Company must disclose of consider disclosure concerning such possible claim or assessment, we, as a matter of professional responsibility to the Company, will so advise the Company and will consult with the Company concerning the question of such disclosure and the applicable requirements of Statement of Financial Accounting Standards No. 5.

Sincerely yours,

SANDLER, TRAVIS & ROSENBERG, P.A.

By:
Thomas G. Travis

TGT/mtc

cc:	George Feldenkreis Oscar Feldenkreis

SANDLER, TRAVIS & ROSENBERG, P.A.
ATTORNEYS AT LAW THE WATERFORD
5200 BLUE LAGOON DRIVE MIAMI, FL. 93136-2022

PEGGY LOUIE CHAPLIN* DAVID E. COHEN* JORGE ESPINOSA PHILIP S. GALLAS* RONALD W. GERDES CARLOS HALASZ EDWARD M. JOFFE GERSON M. JOSEPH JORGE R. LOPEZ MELISSA ANN MILLER*	(303) 267-9200 FAX (305) 267-5155 E-MAIL ADDRESS: [ILLEGIBLE] WEBSITE: www.[ILLEGIBLE].com February 14, 2003	NICOLE BIVENS COLLINSON SHANNON E. FURA JO BRONSON HARRIS WILLIAM H. HOUSTON W. CHAD NESBIT MICHELLE SALEM RONALD J. SORlNI DENNIS J. WAKEMAN ADRIAN A. WILLIAMS TRADE ADVISORS
JEANNETTE MIRABAL
CHANDRI NAVARRO-BOWMAN LARRY T. ORDET JEREMY ROSS PAGE TERESA M. ROI INO* ARTHUR K. PURCELL SUSAN L. RENTON BETH C. RING LEONARD L. ROSENBERG FRANCESCA RUSSO DI STAULO		PAUL G. GIGUERE* LEON I. JACOBSON TODD G. KOCOUREK NATHAN I. [ILLEGIBLE] LEE MERMELSTEIN* JANA [ILLEGIBLE] MONTY J. TILLES STEPHEN P. WALROTH-SADURNI OF COUNSEL
GILBERT LEE SANDLER
THOMAS G. TRAVIS KENNETH WOLF NANCY J. WOLLIN		SANDLER AND TRAVIS TRADE ADVISORY SERVICES DETROIT CONSULTING SERVICES

[ILLEGIBLE] NOT ADMITTED IN DC

[ILLEGIBLE] BOARD CERTIFIED IMMIGRATION

    & NATIONALITY LAW

[ILLEGIBLE] BOARD CERTIFIED INTERNATIONAL LAW

Jenell Milian
Deloitte & Touche LLP
200 South Biscayne Blvd.
Suite 400
Miami, Fl 33131-9985	Sent via fax: 305-960-1327

RE: PERRY ELLIS INTERNATIONAL

Dear Ms. Milian:

We have been requested by Perry Ellis International (the “Company”) to write to you directly in connection with your audit of the Company. The request asks that we advise you regarding any matters with respect to which we have been engaged, or have devoted substantive attention, in the form of legal consultation or representation on behalf of the Company and which involve;

1.	Pending or threatened litigation; and

2.	Unasserted claims and assessments;

3.	Other matters.

We understand our response should include matters that existed as of January 31, 2003 together with matters that arose during the period from that date to the date of this response.

We call to your attention the fact that our firm does not represent the Company as general counsel. We have been retained as special counsel to the Company on Customs matters and represent it only in connection with particular matters arising under the Federal Customs and Tariff Laws and Regulations, which the Company refers to us on a case-by-case basis.

WASHINGTON, D.C    NEW YORK    ATLANTA    BALTIMORE     SAN FRANCISCO    MEXICO CITY

CHICAGO    BUENOS AIRES

•OFFICE KNOWN AS SANDLER, TRAVIS & ROSENBERG AND GLAD & FERGUSON P.C.

SANDLER, TRAVIS & ROSENBERG, P.A.

Jenell Milian

Deloitte & Touche LLP

February 14, 2003

Subject to the foregoing, and the last paragraph of this letter, we do not know of any pending or threatened litigation or of any claims or assessments (asserted or unasserted) that may call for financial statement disclosure. However, because the Company engages in importing merchandise into the United States, it is always possible that the United States Customs Service will from time to time assess claims or duties in excess of the amounts deposited upon importation.

At the time merchandise is imported into the United States, the importer must present an “entry” (documents describing the transaction) and estimated duties to the Customs Service. Sometime after importation, the Customs Service routinely reviews the entry to determine the proper classification (applicable duty rate) and appraised value of the merchandise. Following this routine review, the entry is “liquidated,” at which time the importer is advised whether the duties deposited were correct, whether additional duties are due, or whether a refund of excess duty will be issued.

The two preceding paragraphs are for .the specific purpose of calling to your attention that the deposit of duties made by the Company at the time merchandise is imported does not terminate the Customs transaction, but that the Customs transaction remains open until such time as liquidation has taken place and has become final. Accordingly, it is possible that the Customs Service may assert claims for duties in excess of those deposited on entries not yet liquidated.

As of this date, the Company owes * in fees and/or costs. This letter is solely for your information and assistance in connection with your audit of, and report with respect to, the financial condition of the Company arid it is not to be quoted or otherwise referred to in any financial statements of the Company or related documents without prior written consent of this firm.

We have not made an independent review of any of The Company’s transactions or contractual arrangements for the purposes of this response. Instead, we have endeavored to determine from our knowledge and records since the beginning of The Company’s fiscal year whether such service involved the types of matters referred to in the request. We disclaim any undertaking to advise you of changes which may be subsequently brought to our attention.

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

SANDLER, TRAVIS & ROSENBERG, P.A.

Jenell Milian

Deloitte & Touche LLP

February 14, 2003

This response is limited by, and in accordance with, the ABA Statement of Policy Regarding Lawyers’ Responses to Auditors’ Requests for Information (December 1975); without limiting the generality of the foregoing, the limitations set forth in such Statement on the scope and use of this response (Paragraphs 2 and 7) are specifically incorporated herein by reference, and any description herein of any “loss contingencies” is qualified in its entirety by Paragraph 5 of the Statement and the accompanying Commentary (which is an integral part of the Statement). Consistent with the last sentence of Paragraph 6 of the ABA Statement of Policy and pursuant to the Company’s request, this will confirm as correct the understanding as set forth in its audit inquiry letter to us that whenever, in the course of performing legal services for the Company with respect to a matter recognized to involve an unasserted possible claim or assessment that may call for financial statement disclosure, we have formed a professional conclusion that the Company must disclose or consider disclosure concerning such possible claim or assessment, we, as a matter of professional responsibility to the Company, will so advise the Company and will consult with the Company concerning the question of such disclosure and the applicable requirements of Statement of Financial Accounting Standards No. 5.

Sincerely yours,

SANDLER, TRAVIS & ROSENBERG, P.A.

Thomas G. Travis

TGT/mtc

cc:	George Feldenkreis Oscar Feldenkreis

DAVIDOFF & MALITO LLP
ALBANY [ILLEGIBLE] STATE STREET ALBANY, N.Y. 12207	ATTORNEYS AT LAW 605 THIRD AVENUE NEW YORK, N.Y. 10158	WASHINGTON, D.C. 444 NORTH CAPITOL STREET N.W. WASHINGTON, D.C. 20001
(518) 465-8230		(202)867-1117
FAX (518) 465-8650	(212) 557-7200 FAX (212) 286-1884	FAX (202)458-1584

March 4, 2003

Deloitte & Touche LLP

200 S. Biscayle Boulevard, Suite 400

Miami, Florida 33131-9985

Re:	Perry Ellis International

Gentlemen:

By letter dated January 31, 2003 (the “Company Letter”), Rosemary Trudeau, Vice President of Finance of the Company, has requested us to furnish to you certain information in connection with your examination of the financial statements of the Company as of January 31, 2003.

I.	Limitations of Professional Engagement

We call your attention to the following facts which indicate the limits of the professional engagement of this firm by the Company.

(i) The engagement of firm by the Company was, both as of January 31, 2003, and as of the date hereof, limited to specific matters which were referred to us by the Company or .as to which we were consulted by the Company, and there may exist matters of a legal nature which would have a bearing on the financial statements of he Company under examination, but which were not referred to us by the Company and as to which we have not been consulted by the Company.

(ii) As of January 31, 2003, and as of the date hereof, there may have been matters of a legal nature which could have a bearing on the financial statements of the Company which the Company referred to or as to which the Company consulted with firms other than this firm.

(iii) As of January 31, 2003, and as of the date hereof, the referral of certain matters to this firm by the Company and the consultation by the Company with this firm as to certain matters were, in certain instances, for limited purposes and not for the purpose of general representation or consultation with respect to those matters. Our knowledge of such matters is limited by the scope of the referral or consultation.

DAVIDOFF MALITO LLP

March 4, 2003

II.	Loss Contingencies - Overtly Threatened Or
Pending Litigation

Subject to the limitations expressed in Section I of this letter and to Section VII of this letter, we advice you that since the date of our retention as counsel to the Company, we have not been engaged to act on behalf of the Company and have not devoted substantive attention oh behalf of the Company in the form of legal representation or consultation in connection with loss contingencies of the Company which (i) come within the scope of clause (a) of Paragraph 5 of the ABA Statement of Policy referred to in Section VII of this letter and (ii) existed on January 31, 2003, except those matters specifically referred to in Schedule I annexed hereto.

To the extent that the Company Letter requests an opinion with respect to the outcome or exposure by reason of the matters referred to in Schedule I, we refer to the limitations expressed in Section I of this letter and to Section VII of this letter, and as contemplated by Paragraph 5 of the ABA Statement of Policy, we give no opinion.

III.	Loss Contingencies - Unasserted Possible Claims
Or Assessments

No material loss contingencies in the nature of unasserted possible claims or assessments are specifically identified in the Company Letter, Accordingly, subject to the limitations expressed in Section I of this letter and in Section VII of this letter and as contemplated by Paragraph 5 of the ABA Statement Policy, we make no comment upon material loss contingencies of that nature.

IV.	Contractually Assumed Obligations

We are not undertaking to comment in this letter upon any contractually assumed obligations including leases, guarantees, endorsements, subordination agreements, or commitments because (i) we understand that you can satisfy yourselves with respect to matters of that nature through other audit procedures, (ii) no contractually assumed obligations have been specifically identified in the Company Letter and (iii) no comment has been specifically requested with respect to any specifically identified matter of that nature under Paragraph 5 of the ABA Statement of Policy.

DAVIDOFF & MALITO LLP

March 4, 2003

V.	Date As Of Which Information Provided

Except as otherwise noted, the information set forth herein is as of January 31, 2003, the date as of which we completed our internal review procedures for purposes of preparing this letter. We disclaim any undertaking to advise you of changes which may be brought to our attention after January 31, 2003.

VI.	ABA Statement of Policy

This response is limited by, and in accordance with, the ABA Statement of Policy Regarding Lawyers’ Responses to Auditors Requests for Information (December 1975). Without limiting the generality of the foregoing, the limitations set forth in such Statement on the Scope and use of this response (Paragraphs 2 and 7) are specifically incorporated herein by reference, and any description herein of any “loss contingencies” is qualified in its entirety by paragraph 5 of the Statement and the accompanying Commentary (which is an integral part of the Statement). Consistent with the last sentence of Paragraph 6 of the ABA Statement of Policy and pursuant to the undertaking of the Company as set forth in the Company Letter that whenever, in the course of performing legal services for the Company with respect to a matter recognized to involve an unasserted possible claim or assessment that may call for financial statement disclosure we have formed a professional, conclusion that the Company must disclose or consider disclosure concerning such possible claim or assessment, we, as a matter of professional responsibility to the , Company, will so advise the Company and will consult with the Company concerning the question of such disclosure and the applicable requirements of Statement of Financial Accounting Standards No. 5.

VII.	Unbilled or Unpaid Charges for Services.

As of January 31, 2003, there is * in fees or charges due our firm.

Very truly yours,

DAVIDOFF & MALITO LLP

cc:	Rosemary B. Trudeau
Vice President of Finance
Perry Ellis International
3000 NW 107 Avenue
Miami, Florida 33172

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

DAVIDOFF & MALITO LLP

SCHEDULE I

1.	Threatened and Existing Claims, Etc.:

None.

2.	Judgments or Settlements:

None.

3.	Litigation:

None.

SCHEDULE 8.8

to

INFORMATION CERTIFICATE

Environmental Compliance

Each Company is in compliance with all environmental laws applicable to it.

SCHEDULE 8.10

to

INFORMATION CERTIFICATE

Deposit Accounts: Investment Accounts

A. Part 1 - Deposit Accounts

Name of Company	Name and Address of Bank	Account No.	Purpose*

Perry Ellis International, Inc.	Bank of America	**	Collection Acct. subject to Lockbox

BBI Retail	Bank of America	**	Collection Acct.

Jantzen Inc.	Bank of America	**	Collection Acct. subject to Lockbox

Jantzen Apparel Corp.	Bank, of America	**	Collection Acct.

PEI Licensing, Inc.	Bank of America	**	Collection Acct.

Supreme International, Inc.	Bank of America	**	Collection Acct.

Perry Ellis International, Inc.	Bank of America	**	Money Purchase Pension Plan

Perry Ellis International, Inc.	Bank of America	**	Employee Benefit Account

Perry Ellis International Group Holdings	Bank of America	**	Collection Acct.

Perry Ellis International Europe, Ltd.	Bank of America	**	Collection Acct.

Salant Corporation	Bank of America	**	Collection Acct. subject to Lockbox

Salant Holding Corp.	Bank of America	**	Collection Acct. Subject to Lockbox

*	For the “purpose” indicate either: (a) “collection account” if proceeds of receivables or other assets are deposited in it, and note “lockbox” if it is subject to lockbox servicing arrangements with the applicable bank or “disbursement account” if it is a checking account or (b) account used for transferring funds to third parties, and in addition, indicate if it is used for a specific purpose, e.g., ““payroll”, “medical”, etc.

**	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

B. Part 2 - Disbursement Accounts

Name of Company	Name and Address of Bank	Account No.	Purpose*

Perry Ellis International	Bank of America	**	Payables

Perry Ellis International	Bank of America	**	Primary Payables

BBI Retail	Bank of America	**	Payables

BBI Retail	Bank of America	**	Payroll

Perry Ellis International	Bank of America	**	Payroll

PEI Licensing, Inc.	Bank of America	**	Payables/Payroll

Supreme International Inc.	Bank of America	**	Payables/Payroll

Jantzen Apparel Corp.	Bank of America	**	Payables/Payroll

Jantzen Inc.	Bank of America	**	Payables/Payroll

Supreme Munsingwear Canada, Inc. (Canadian Dollars)	HSBC Bank Canada	**	Payables & Collections

Salant Corporation	Bank of America	**	Payables

Salant Corporation	Bank of America	**	Payroll

Salant Holding Corporation	Bank of America	**	Payables

Salant Holding Corporation	Bank of America	**	Payroll

Supreme Munsingwear Canada, Inc. (US Dollars)	HSBC Bank Canada	**	Payables

Perry Ellis International	Ocean Bank	**	Payment of vendor shipments for purchases on open account.

*	For the “purpose” indicate either: (a) “collection account” if proceeds of receivables or other assets are deposited in it, and note “lockbox” if it is subject to lockbox servicing arrangements with the applicable bank or “disbursement account” if it is a checking account or (b) account used for transferring funds to third parties, and in addition, indicate if it is used for a specific purpose, e.g., ““payroll”, “medical”, etc.

**	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

Perry Ellis International	HSBC USA (L/C)	*	Payment of L/C’s Outstanding

Perry Ellis International	Cornmercebank (L/C)	*	Payment of L/C’s Outstanding

Perry Ellis International	IDB Bank of NY	*	Payment of L/C’s Outstanding

Perry Ellis Europe	Credit Lyonnais	*	Payable payments

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

C. Part 3 - Investment and Other Accounts

Name of Company	Name and Address of Broker or Other Institution	Account No.	Purpose	Types of Investments	Balance as of May 12, 2003

Perry Ellis	Bank of America	*	Investment	Money market and fixed rate term investments	*
Salant	CIT			Money market	*

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

SALANT CORPORATION

BANK ACCOUNTS

Bank	Account #	Type of Account

Domestic

JP Morgan Chase Bank	**	Master Account*
1411 Broadway, 5th floor
New York, New York 10018
JP Morgan Chase Bank Delaware
(Controlled Disbursement Accounts)	**	Accounts Payable*
6040 Tarbell Road	**	Customs Brokerage*
Syracuse, New York 13206	**	Accounts Payable* Stores
	**	Payroll*
	**	Payroll – Holding*
Manufacturers & Traders Trust Co.	**	Checking
1114 Avenue of the Americas
New York, New York 10036
Sun Trust Bank	**	Depositary – Non Trade Receipts
201 Jackson Street
Thomson, Georgia 30824

Foreign

Citibank	**	Birdhill – Hong Kong Checking

Citibank	**	Manhattan Far East – Hong Kong
Citibank Tower, 47th floor,
Citibank Plaza 3 Garden Road,
Central Hong Kong	**	Manhattan Far East – Hong Kong

Banco Del Cafe	**	Guatemala Quetzals
Avenida La Reforma 9-30	**	US dollars
Zona 9, (01009)
Guatemala, Guatemala

Banco Inverlat	**	Foreign – Mexico – Note 1
H Colegio Militar #519
Colonia Roma
Piedras Negras Coah Mexico

*	Accounts to be closed.

Note 1: will close when liquidation of subsidiary is completed

**	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

CIT ACCOUNTS

Bank	Account #	Type of Account

JP Morgan Chase Bank	**	Lock Box - Salant*
Only (Including Deposit – Stores Receipts

JP Morgan Chase Bank	**	CIT-Multi Customer* Receipts

Sun Trust Bank	**	Trade Receipts* received in Augusta

*	Accounts to be closed.

**	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

PERRY ELLIS FACTORY OUTLET,

A DIVISION OF SALANT CORPORATION

BANK ACCOUNTS

Store No. and Location	Bank	Account #

1505 – Secaucus, NJ	Valley National Bank	*
40 Meadowlands Parkway
Seacucus, NJ 07090
1508 – Franklin Mills, PA	Citizens Bank	*
PO Box 34789
Philadelphia, Pa 19101
1509 – Wrentham, MA	Wrentham Cooperative Bank	*
102 South Street
Wrentham, Ma 02093
1510 – Sawgrass Mills, FL	Bank of America	*
9990 West Oakland Park Blvd
Sunrise, Florida 33351
1511 – Ellentown, FL	Bank of America	*
7008 U.S. Highway 301 North
Ellentown, Florida 34222
1513 – Riverhead, NY	The Suffolk County	*
National Bank
1201 Ostrander Avenue
Riverhead NY 11901-9000
1514 – Conway, SC	Bank of America	*
424 Main Street
Conway, SC 29526
1516 – Dawson, GA	Dawson County Bank	*
P.O. Box 159
Dawsonville, GA 30534-0159
1518 – Katy, TX	Coastal Banc	*
1250 Pin Oak Road
Katy, TX 77494
1519 – Elizabeth, NJ	Fleet Bank	*
1201 Corbin Street
Elizabeth, NJ 07201
1520 – Concord, NC	First Citizens Bank	*
18 Lake Concord Road
Concord, NC 28025
1521 – Destin, FL	Amsouth Bank of Florida	*
91 Old Highway 98
Destin, Fl 32541
1522 – Naples, FL	Colonial Bank	*
8660 Corkscrew Road
Estero, Florida 33912

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

PERRY ELLIS FACTORY OUTLET

A DIVISION OF SALANT CORPORATION

BANK ACCOUNTS

Store No. and Location	Bank	Account #

1523 – Camarillo, CA	Santa Barbara Bank	*
2310 East Ponderosa Drive
Camarillo California 93010
1524 – Orlando, FL	Suntrust Bank	*
Mail Code 0766
P.O. Box 628096
Orlando, Florida 32897
1525 – Alpine, CA	Borrego Springs Bank	*
Suite F-l02
5005 Willows Road
Alpine, California 91901
1526 – Allen, TX	American National Bank	*
720 S Greenville Avenue
Allen, Texas 75002
1527 – Arundel Mills, MD	Bank of America	*
10 Church Circle, 2nd floor
Annapolis, Maryland 21401
1528 – Potomac Mills, VA	Riggs Bank, N.A.	*
2720 Potomac Mills Circle
Woodbridge, Virginia 22192
1529 – Napa, CA	The Vintage Bank	*
3271 Brown Valley Road
PO Box 2200
Napa, California 94558-0298
1530 – Nashville, TN	Bank of America	*
Financial Strategies Group
414 Union Street
Nashville, TN 37239
1533 – Albertville, MN	Premier Bank Minnesota	*
P.O. Box 220
Albertville, MN 55301
1534 – Primm, NV	Bank of America	*
NCI-003095-01
901 West Trade Street
Charlotte, NC 28255

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

1535 – Foley, AL	AmSouthBank	*
1301 S. McKenzie Street
Foley, Al 36535
1536 – Gilroy, CA	Bank of America	*
P. O. Box 54139
Los Angeles, California 90054-0319

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

PERRY ELLIS FACTORY OUTLET,

A DIVISION OF SALANT CORPORATION

BANK ACCOUNTS

Store No. and Location	Bank	Account #

1537 – Waterloo, NY	National Bank of Geneva	*
1940 Route 720
Waterloo, New York 11365
1538 – Lawrenceville, GA	First National Bank of Gwinnett	*
2734 Meadow Church Road
Duluth, GA 30097
1539 – Aurora, OH	Metropolitan Bank	*
95 North Chillicothe Road
Aurora, Ohio 44202
1542 – Lakewood, CO	1st Bank of Colorado	*
10403 West Colfax Avenue
Lakewood, Colorado 80215
1543 – Orlando, FL	Bank of America	*
P.O. Box 25118
Tampa, Florida 33633-0900
1544 – Las Vegas, NV	Bank of America	*
P.O. Box 25118
Tampa, Florida 33633-0900
3607 – San Marcos, TX	Frost National Bank	*
P.O. Box 1600
San Antonio, Texas 78296-1400
3608 – Tannersville, PA	The First National Bank of Palmerton	*
P.O. Box 152
Tannersville, PA 18372
3610 – Cabazon, CA	North County Bank	*
1735 West Ramsey Street
Banning, California 92220-0848
3612 – Harriman, NY	Manufacturers and Traders Trust Company	*
Hudson Valley division
23 Lake Street
Monroe, New York 10950

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

PERRY ELLIS FACTORY OUTLET,

A DIVISION OF SALANT CORPORATION

BANK ACCOUNTS

Store No. and Location	Bank	Account #

3651 – Clinton CT	Liberty Bank	*
8 East Main Street
Clinton, Ct. 06413
3656 – Milipitas, CA	Bank of America	*
740 E. Calavares Blvd.
Milpitis, California 95035

3660 – Rehoboth, DE	First Union	*
4600 Highway One
Reheboth, Delaware 19971

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

SCHEDULE 8.11

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INFORMATION CERTIFICATE

Intellectual Property

I.	Company: Perry Ellis International, Inc. and Its Subsidiaries

A. Trademarks

1. Owned

See Exhibit B hereto for additions to Information Certificate dated October 1, 2002.

2. Licensed

See Exhibit B hereto.

B. Patents

None.

C. Copyrights

The only patterns and designs that we immediately send to the U.S. Copyright Office for official copyright registrations are those designs/patterns that we purchase from design studios. We obtain copyright assignments from the studios, and then we forward the patterns/designs to the U.S. Copyright Office for registration because, in the event that someone accuses our company of infringement, it is important to make sure that we properly own the designs that we purchase. Many of these patterns/designs are not even used by us, and it is very difficult to provide a full list of all of our copyrights because each copyright application/registration has anywhere from 230 designs/patterns. When a pattern/design is created by one of our own designers, we automatically own a common law copyright in it. Due to the number of designs/patterns that are constantly being created, it is virtually impossible to send out applications to the Copyright Office. Therefore, we only officially copyright our own designs when a situation arises where a third-party is copying our designs. In that case, we file an application that requests special handling. A special handling allows us to obtain a rushed copyright registration due to a pending litigation.

SCHEDULE 8.12

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INFORMATION CERTIFICATE

Subsidiaries; Affiliates; Investments

B. Subsidiaries (More than 50% owned by Company indicated)

Company	Subsidiary	Jurisdiction of Incorporation	Percentage Owned

See Exhibit A hereto.

C. Affiliates (Less than 50% Owned by Company)

Company	Affiliate	Jurisdiction of Incorporation	Percentage Owned

See Exhibit A hereto.

D. Affiliates (Subject to common ownership with Company)

Company	Affiliate	Jurisdiction of Incorporation	Parent	Percentage Owned

See Exhibit A hereto.

E. Shareholders (If widely held, only holders with more than 10%)

Company	Shareholders	Jurisdiction of Incorporation	Percentage Owned

See Exhibit A hereto.

*	If shareholders are individuals, indicate “N/A”.

SCHEDULE 8.13

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INFORMATION CERTIFICATE

Labor Matters

On September 9, 2002, the National Labor Relations Board (hereinafter, “NLRB”) supervised an election to determine whether a labor organization, the United Needletrades, Industrial and Textile Employees (hereinafter, the “Union”) would be certified as the exclusive bargaining agent for certain employees working in the Company’s Miami distribution center. The election results were 49 votes in favor of the Union and 55 against. The Union filed administrative objections to the election and, on April 15, 2003, the NLRB issued a Decision and Direction of Second Election, directing its Miami Region 12 Office to conduct a second election. The Union subsequently filed administrative charges alleging unfair labor practices on May 1, 2003. A second election was held on May 30, 2003. The results of that election have not been disclosed by the NLRB pending resolution by the NLRB of the Union’s charges. No prediction can be made at the present time regarding the outcome of that election or the pending charges. However, the Company believes that there will be no Material Adverse Effect even if the Union is certified as the exclusive bargaining representative for bargaining unit employees.

Upon completion of the Salant merger and acquisition agreement Perry Ellis is subject to a collective bargaining agreement in place at Salant’s Winnsboro, South Carolina distribution facility.

SCHEDULE 8.15

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INFORMATION CERTIFICATE

Material Contracts

The following are Perry Ellis’ material contracts.

1.	Form of Indemnification Agreement

2.	1993 Stock Option Plan, 2002 Stock Option Plan

3.	Directors Stock Option

4.	Amendment to Business Lease between George Feldenkreis and Perry Ellis International, Inc. and its Subsidiaries relating to office facilities

5.	Profit Sharing Plan

6.	Amended and Restated Employment Agreement between Perry Ellis International, Inc. and its Subsidiaries and George Feldenkreis

7.	Amended and Restated Employment Agreement between Perry Ellis International, Inc. and its Subsidiaries and Oscar Feldenkreis

8.	Purchase and Sale Agreement dated as of December 28, 1998 among Salant Corporation, Frost Bros. Enterprises, Inc., Maquiladora Sur, S.A. de C.V. and Perry Ellis International, Inc. (the “Salant Purchase Sale Agreement”)

9.	First Amendment to the Salant Purchase and Sale Agreement dated as of February 24, 1999

10.	Stock Purchase Agreement dated as of January 28, 1999 by and among Perry Ellis International, Inc. and Christopher C. Angell, Barbara Gallagher and Morgan Guaranty Trust Company of New York, as Trustees of the PEI Trust created under Par. E. of Article 3 of the Agreement dated November 19, 1985, as amended January 27, 1986 (the “Perry Ellis Purchase and Sale Agreement”)

11.	First Amendment to the Perry Ellis Purchase and Sale Agreement dated as of March 31, 1999

12.	Employment Agreement between Allan Zwerner and Perry Ellis International, Inc.

13.	Employment Agreement between Timothy B. Page and Perry Ellis International, Inc. (Amendment to be included prior to closing)

14.	Perry Ellis International, Inc. Incentive Stock Option Plan

15.	Asset Purchase Agreement dated as of March 15, 2002 by and among Perry Ellis International, Inc., Jantzen, Inc. and VF Canada, Inc.

16.	Employment Agreement between Alberto de Cardenas and Perry Ellis International, Inc.

17.	Agreement and Plan of Merger, date February 3, 2003, by and among Perry Ellis, Connor Acquisition Corp. and Salant Corporation.

18.	Letter agreement, dated February 3, 2003, among Michael Setola, Perry Ellis and Salant Corporation.

19.	Letter Agreement, dated February 3, 2003, among Awadhesh Sinha, Perry Ellis and Salant Corporation.

SALANT CORPORATION

INFORMATION CERTIFICATE

MATERIAL CONTRACTS

(EXCLUDES CIT CREDIT AGREEMENT TO BE TERMINATED)

(EXCLUDES PERRY ELLIS LICENSE AGREEMENTS)

1.	Sub-License Agreement between Salant Corporation, as Grantor, and West Mill Clothes, Inc. and Tuxaco Inc., as Grantees dated August 21, 1995, as amended by agreement between Salant Corporation, as Grantor, and West Mill Clothes, Inc. and Tuxaco Inc., as Grantees dated June 11, 2001.

2.	Trademark Sale and Assignment Agreement between Salant Corporation as Seller and Ashton Partners LLC as buyer Dated November , 2000

3.	Trademark License Agreement between Ocean Pacific Apparel Corp., as Licensor, and Salant Corporation, as Licensee dated July 20, 2001 as amended by letter agreements dated May 13, 2002, November 15, 2002 and November 15, 2002

4.	License Agreement between Revah Holdings, Inc., as Licensor, and Salant Holding Corporation as Licensee dated May 15, 2002

5.	License Agreement between Salant Holding Corporation, as Licensor, and Freed & Freed International, Ltd., as Licensee dated January 2, 2002, amended by letter dated December 13, 2002

6.	License Agreement between Salant Holding Corporation, as Licensor, and MMG Clothing Corporation, as Licensee dated June 1, 1995

7.	License Agreement between Salant Holding Corporation, as Licensor, and Pier Connection Fashions, Inc., as Licensee dated August 1, 1998

8.	Asset Purchase Agreement among Salant Holding Corporation, Axis Clothing Corporation and Richard Solomon dated as of October 15, 2001

9.	UNITE Memorandum of Understanding dated November 15, 2002 and draft agreement with the United Needle Trades, Industrial, Textile Employees, AFL-CIO September 1, 2002 – August 31, 2005.

10.	Real Property Leases on the attached schedule

11.	Salant Corporation Retirement Plan

12.	Salant Corporation Pension Plan

13.	Agreement between Salant Corporation and Pension Benefit Guaranty Corporation, dated March 24, 1999

Real Estate Leases

Salant Corporation is the tenant of all of the following leases unless marked with an asterisk (*). The tenant of those properties marked with an asterisk is Salant Holding Corporation.

Property Location	Store Number	Lessor	Lease Date
36th floor 1114 Ave of the Americas NY, NY 10036 28,523 approx sq. ft.	Corp/admin/ PE/Private Label	W.R.Grace & Co-Conn Village Center Dr Suite 210 Swedesboro, NJ 08085 (until 5-31-03)	*

(included in 8th floor lease effective 6/1/03)		1114 TrizecHahn-Swig, LLC 1411 Broadway NY, NY 10018 (beginning 6/1/03)	*

8th floor 1114 Ave of the Americas NY, NY 10036 (includes “original demised premises” + “add’l 8th floor space”) 35,866 approx sq.ft.	None	1114 TrizecHahn-Swig, LLC 1411 Broadway NY, NY 10018	*

17th floor 1114 Ave of the Americas NY, NY 10036 (included in 8th floor lease effective 1/1/97) 32,003 sq. ft total	Corp/admin/ MIS/Stores	1114 TrizecHahn-Swig, LLC 1411 Broadway NY, NY 10018	*

9th floor* 1350 Ave of Americas NY, NY 10019 9,215 sq.ft.	Tricots	1350 LLC 225 Broadhollow Rd. Melville, NY 11747	*

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

Property Location	Store Number	Lessor	Lease Date
1058 Claussen Rd. Suite 101 Augusta, GA 30907 County: Richmond 15,775 approx sq. ft.	Financial Services/ MIS	Interstate West Office Park, LLP 1820 Independence Square Suite A Dunwoody, GA 30338	*

264 US 321 Bypass Winnsboro, SC 29180 County: Fairfield 26,195-approx sq. ft.	Distribution Storage Warehouse	Killeen Properties, LLC PO Box 96 Jonesville, NC 28642	*

Space No. 2A70 Dallas Market Center 2300 Stemmons Freeway Dallas, TX 75207 County: Dallas 824 sq.ft.	Salant Showroom	Dallas Market Center Management Co, LTD 2100 Stemmons Frwy Dallas, TX 75207	*

3rd floor* 44 West 55th Street NY, NY 10019 1,608 sq.ft.	Axis	44 West 55th St. Assoc c/o David Frankel Realty 160 East 65th St. NY, NY 10021	*

8500 Higuera St.* Culver City, CA 90232 12,600 sq.ft. County: Los Angeles	Axis	Richard Solomon c/o Silver & Freeman 2029 Century Park East 19th floor Los Angeles, CA 90067	*

SALANT Lease Listing - Stores

Perry Ellis Harmon Cove Outlet Center 20 Enterprise Avenue Secaucus, NJ 07094	Store 1505	Hartz Mountain Assoc 400 Plaxa Drive PO Box 1515 Secaucus, NJ 07096-1515	6/3/1992 Amended 5/30/2002

Perry Ellis Franklin Mills Mall 1755 Franklin Mills Circle Philadelphia, PA 19154	Store 1508	Franklin Mills Assoc LP c/o The Mills Corp 1300 Wilson Blvd Ste 400 Arlington, VA 22209	3/6/1997

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

Property Location	Store Number	Lessor	Lease Date
Perry Ellis Wrentham Village Premium Outlets One Premium Outlets Blvd Space #490 Wrentham, MA 02093	Store 1509	Chelsea GCA Partnership, LP 103 Eisenhower Pkwy Roseland, NJ 07068	Sep-98

Perry Ellis Sawgrass Mills Mall 12801 West Sunrise Blvd Space #1023 Sunrise, FL 33323	Store 1510	Sunrise Mills (MLP), LP c/o The Mills Corp 1300 Wilson Blvd Ste 400 Arlington, VA 22209	3/6/1997 Amended 3/30/2000

Perry Ellis Gulf Coast Factory Shops 5119 Factory Shops Blvd Space 925 Ellenton, FL 34222	Store 1511	Gulf Coast Factory Shops, LP c/o Prime Retail, LP 19th Fl. 100 East Pratt St Baltimore, MD 21202	11/9/1998

Perry Ellis Tanger Factory Outlet Stores 1219 Tanger Drive Riverhead, NY 11901	Store 1513	Tanger Properties, LP PO Box 10889 Greensboro, NC 27404-0889	5/21/1999

Property Location	Store Number	Lessor	Lease Date
Perry Ellis Myrtle Beach Factory Stores 4618 Factory Shops Blvd Suite L-160 Myrtle Beach, SC 29526	Store 1514	R.R. Myrtle Beach, Inc. c/o Charter Oak Partners 8000 Towers Crescent Dr Suite 950 Vienna, VA 22182	6/11/1999 Amended 10/28/2002

Perry Ellis North Georgia Premium Outlets 800 Highway 400 South Suite 1052 Dawsonville, GA 30534	Store 1516	Chelsea GCA Partnership, LP 103 Eisenhower Pkwy Roseland, NJ 07068	2/18/1999

Perry Ellis Katy Mills 5000 Katy Mills Circle, Suite 316 Katy, TX 77494	Store 1518	Katy Mills LP c/o The Mills Corp 1300 Wilson Blvd Suite 400 Arlington, VA 22209	10/12/1999

Perry Ellis Jersey Gardens Mall 651 Kapkowski Road, Suite 2406 Elizabeth, NJ 07201	Store 1519	Glimcher Jersey Gardens, LLC c/o Glimcher Properties LP 20 South Third Street Columbus, OH 43215	4/22/1999

Perry Ellis Concord Mills Concord Mills Blvd Suite 274 Concord, NC 28027	Store 1520	Concord Mills, LP c/o The Mills Corp. 1300 Wilson Blvd, Suite 400 Arlington, VA 22209	8/23/1999

Perry Ellis Silver Sands Factory Shops 10562 Emerald Coast Pkwy W. #106 Destin, FL 32550	Store 1521	Silver Sands JV Partners PO Box 16167 Mobile, AL 36616-0167	8/9/1999 (lease assignment date) 7/28/1994 (original lease)

Property Location	Store Number	Lessor	Lease Date
Perry Ellis Miromar Outlets 10801 Corkscrew Road Suite #308 Estero, FL 33928	Store 1522	Miromar Property Phase II, LLC 24810 Burnt Pine Drive Bernwood Courtyard, Suite 4 Bonita Springs, FL 34134	12/29/1999

Perry Ellis Camarillo Premium Outlets 850 E. Ventura Blvd Suite 720 Camarillo, CA 93010	Store 1523	Chelsea GCA Partnership, LP 103 Eisenhower Pkwy Roseland, NJ 07068	4/5/2000

Perry Ellis Orlando Premium Outlets 8200 Vineland Ave, Space #445 Orlando, FL 32821	Store 1524	Simon/Chelsea Orlando Development, LP c/o Chelsea GCA Partnership, LP 103 Eisenhower Pkwy Roseland, NJ 07068	11/15/1999

Perry Ellis Viejas Village Outlet Center 5001 Willows Road Suite 308 Alpine, CA 91901	Store 1525	Viejas Springs Village Outlet Center 5005 Willows Rd, Suite 213 Alpine, CA 91901	Jun-00

Perry Ellis Allen Premium Outlets 820 W. Stacy Road Suite #136 Allen, TX 75013	Store 1526	Chelsea Allen Development LP c/o Chelsea GCA Partnership, LP 103 Eisenhower Pkwy Roseland, NJ 07068	4/17/2000

Perry Ellis Arundel Mills 7000 Arundel Mills Circle, Ste 458 Hanover, MD 21076	Store 1527	Arundel Mills LP c/o The Mills Corp. 1300 Wilson Blvd., Suite 400 Arlington, VA 22209	8/14/2000

Property Location	Store Number	Lessor	Lease Date
Perry Ellis Potomac Mills 2700 Potomac Mills Circle, Ste 520 Prince Williams, VA 22192	Store 1528	Potomac Mills Oper. Co., LLC C/o The Mills Corp 1300 Wilson Blvd., Suite 400 Arlington, VA 22209	4/3/2000

Perry Ellis Napa Premium Outlets 915 Factory Store Drive Napa, CA 94558	Store 1529	Chelsea Financing Partnership LP c/o Chelsea GCA Partnership, LP 103 Eisenhower Pkwy Roseland, NJ 07068	5/30/2000

Perry Ellis Opry Mills 221 Opry Mills Drive Nashville, TN 37214	Store 1530	Opry Mills, LP c/o The Mills Corp 1300 Wilson Blvd Ste 400 Arlington, VA 22209	6/6/2000

Perry Ellis Outlets at Albertville 6415 Labeaux Ave, NE Ste C-50 Albertville, MN 55301	Store 1533	Albertville Factor Outlets, LLC c/o JMJ Properties, Inc. 107 Sinclair Drive Muskegon, MI 49441	4/23/2001

Perry Ellis 32100 Las Vegas Blvd S Space #208 Primm, NV 89019	Store 1534	Fashion Outlet of Las Vegas LLC c/o Talisman 1500 San Remo Ave. Ste 135 Coral Gables, FL 33146	Jan-01

Perry Ellis Riviera Centre Factory Stores 2601 S. McKenzie Street, Ste #L-1A Foley, AL 36535	Store 1535	R.R. Foley, Inc. c/o Charter Oak Partners 8000 Towers Crescent Drive Suite 950 Vienna, VA 22182	8/22/2001

Property Location	Store Number	Lessor	Lease Date
Perry Ellis Gilroy Premium Outlets 8300 Arroyo Circle Ste C-150 Gilroy, CA 95020	Store 1536	F/C Gilroy Development LLC c/o Chelsea GCA Partnership, LP 103 Eisenhower Pkwy Roseland, NJ 07068	7/5/2001

Perry Ellis Waterloo Premium Outlets 655 Route 318 Ste #B078 Waterloo, NY 13165	Store 1537	F/C Waterloo Development LLC c/o Chelsea Property Group 103 Eisenhower Pkwy Roseland, NJ 07068	Jun-01

Perry Ellis 5900 Sugarloaf Pkwy Space #271 Lawrenceville, GA 30043	Store 1538	Sugarloaf Mills LP c/o The Mills Corp. 1300 Wilson Blvd., Suite 400 Arlington, VA 22209	10/30/2001

Perry Ellis Aurora Premium Outlets South Chillicothe Road Ste #145 Aurora, OH 44202	Store 1539	CPG Partners, LP c/o Chelsea Property Group 103 Eisenhower Pkwy Roseland, NJ 07068	1/16/2002

Perry Ellis Colorado Mills 14500 W. Colfax #164 Lakewood, CO 80401	Store 1542	Colorado Mills LP c/o The Mills Corp 1300 Wilson Blvd Ste 400 Arlington, VA 22209	9/30/2002

Perry Ellis Belz International Designer Outlets Centre 5263 International Drive Suite C-2 Orlando, FL 32819	Store 1543	International Station, LTD Belz Enterprises 100 Peabody PI, Ste 1400 Memphis, TN 38103	1/11/2002 Amended 1/10/2003

Perry Ellis Belz Factory Outlet World 7400 Las Vegas Blvd. South Space #30 Las Vegas, NV 89123	Store 1544	Las Vegas Outlet World, LTD Belz Enterprises 100 Peabody PI, Ste 1400 Memphis, TN 38103	2001

Property Location	Store Number	Lessor	Lease Date
Perry Ellis San Marcos Factory Shops Suite 740 3939 Interstate Hwy, 35 South San Marcos, TX 78666	Store 3607	San Marcos Factory Stores, LTD c/o The Print Group, Inc. Suite 2401 36 South Charles St Baltimore, MD 21201	10/15/1992

Perry Ellis Crossings Factory Stores 1000 Route 611, Suite #79 Tannersville, PA 18372	Store 3608	Outletter Associates 490 N Main Street, Suite 101 Pittston, PA 18640	2/4/1994

Perry Ellis Desert Hills Factory Stores 48400 Seminole Drive, Ste 508 Cabazon, CA 92230	Store 3610	Chelsea GCA Partnership, LP 103 Eisenhower Pkwy Roseland, NJ 07068	Feb-95

Perry Ellis Woodbury Common Premium Outlets 684 Blue Bird Court Rte 32 Central Valley, NY 10917	Store 3612	CPG Partners, LP C/o Chelsea Property Group 103 Eisenhower Pkwy Roseland, NJ 07068	May-01

Perry Ellis Clinton Crossings Premium Outlets 20 Killingworth Turnpike, Ste 246 Clinton, CT 06413	Store 3651	Chelsea GCA Realty Partnership, LP 103 Eisenhower Pkwy Roseland, NJ 07068	5/6/1996

Perry Ellis Great Mall of the Bay Area 524 Great Mall Drive Milpitas, CA 95035	Store 3656	Great Mall of the Bay Area Associates, LP c/o Swerdlow Real Est. Grp 4561 Sheridan St Suite 200 Hollywood, FL 33021	2/9/2001

Perry Ellis Rehoboth Outlet Center 4565 Highway One, Suite #122 Rehoboth, DE 19971	Store 3660	RBO Associates, LP c/o Fisher Mgt Co 1869 Charter Lane PO Box 10637 Lancaster, PA 17605-0637	5/17/1996

SCHEDULE 9.9

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INFORMATION CERTIFICATE

Existing Indebtedness

1.	Direct Debt

Company	Name/Address of Payee	Principal Balance as of 04/30/03	Nature of Debt	Term
Perry Ellis International, Inc.	Congress Financial Corp.	$30,841,228	Revolving Credit Facility	2005

Perry Ellis International, Inc.	US Bank Corp. (formerly State Street)	$99,32,637	12 1/4% Senior Subordinated Notes	2006

Perry Ellis International, Inc.	US Bank Corp. (formerly State Street)	$61,282,101	9 1/2% Senior Secured Notes	2009

Perry Ellis International, Inc. Supreme International, Inc. Jantzen, Inc.	IDB Bank	$1,931,449	Letter of Credit Facility for Purchase of Inventory	2003

Perry Ellis International, Inc. Supreme International, Inc. Jantzen, Inc.	HSBC Bank USA	$12,397,216	Letter of Credit Facility for Purchase of Inventory	(1)

Perry Ellis International, Inc. Supreme International, Inc. Jantzen, Inc.	Commercebank, N.A.	$3,314,171	Letter of Credit Facility for Purchase of Inventory	2003

Supreme Realty, LLC	State Farm Life Insurance Company	$11,600,000	Financing for Purchase of Real Property	2009

Perry Ellis International, Inc.	Winthrop Resources Corporation	$32,110 per month	Lease of Equipment	2005

2.	Guarantees

Company	Primary Obligor	Name/Address of Payee	Principal Balance as of 04/30/03	Nature of Debt	Term

Supreme International, Inc. PEI Licensing, Inc. Jantzen, Inc.	Perry Ellis International, Inc.		$99,32,637	12 1/4% Senior Subordinated Notes	2006
BBI Retail, L.L.C. Supreme Real Estate I, LLC Supreme Real Estate II, LLC Supreme Realty, LLC Supreme International Corporation de Mexico, S.A. de C.V. Supreme Munsingwear Canada, Inc.	Perry Ellis International, Inc.		$61,282,101	9 1/2% Senior Secured Notes	2009

Perry Ellis International, Inc.	Supreme Realty, LLC	State Farm Life Insurance Company, One State Farm Plaza, E-3, Bloomington, IL 61710	$11,600,000	Financing for Purchase of Real Property	2009

SCHEDULE 9.10

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INFORMATION CERTIFICATE

Loans and Advances

Company	Name/Address of Debtor	Outstanding Balance Of Loan as of 04/30/03
Supreme International, Inc.	Perry Ellis Europe BBI Retail, L.L.C. Jantzen, Inc.	* * *

Jantzen, Inc.	Supreme Munsingwear Canada Inc.	*

Supreme Munsignwear Canada Inc.	Supreme International, Inc.	*

See also Schedule 9.9 hereto.

*	Portions of this document omitted pursuant to an application for an order for confidential treatment pursuant to Rule 24b-2 under the Exchange Act. Confidential portions of this document have been filed separately with the Securities and Exchange Commission.

EXHIBIT A

Full and exact name of each company as set forth in its organizational documents, including type of registered organization, is as follows:

Perry Ellis International, Inc., a Florida corporation, organized on April 5, 1967, under the laws of the State of Florida, and is in good standing under the laws of Florida. Florida organizational identification number is: 315500. The Federal Employer Identification Number is: 591162998.

Officers: George Feldenkreis; Chief Executive Officer and Chairman of the Board; Oscar Feldenkreis, President and Chief Operating Officer; Timothy B. Page, Chief Financial Officer; Fanny Hanono, Secretary; Albert de Cardenas, Senior Vice President and General Counsel; Rosemary B. Trudeau, Vice President – Finance; and Geri Mankoff, Assistant Secretary.

Directors: George Feldenkreis; Oscar Feldenkreis; Marc Balmuth; Ronald L. Buch; Salomon Hanono; Joseph P. Lacher; Gary Dix; Leonard Miller; and Allan Zwerner.

Shareholders: George Feldenkreis; Oscar Feldenkreis and FMR Corporation.

Supreme International, Inc., a Delaware corporation, organized on April 15, 2002, qualified to do business in Florida on September 25, 2002 and South Carolina on October 28, 2002, and is in good standing under the laws of such States. Delaware, Florida and South Carolina organizational identification numbers are 3514453, F02000004856 and N/A, respectively. The Federal Employer Identification Number is: 42-1534564.

Officers: Timothy B. Page, President; Rosemary B. Trudeau, Treasurer; and Geri Mankoff, Secretary.

Directors: George Feldenkreis; Oscar Feldenkreis; and Anthony Macaione.

Shareholder: Perry Ellis International, Inc.

Jantzen, Inc., a Delaware corporation, organized on April 15, 2002, qualified to do business in Oregon and South Carolina on October 14, 2002, in Florida on August 7, 2002 and in New York, and is in good standing under the laws of such States. Delaware organizational identification number is: 3514448. The Federal Employer Identification Number is: 42-1534560.

Officers: George Feldenkreis, President; Rosemary B. Trudeau, Treasurer; and Geri Mankoff, Secretary.

Directors: Oscar Feldenkreis; Timothy B. Page; and Anthony Macaione.

Shareholder: Perry Ellis International, Inc.

PEI Licensing, Inc., a Delaware corporation, organized on April 15, 2002, under the laws of the State of Delaware, qualified to do business in New York on August 12, 2002, and is in good standing under the laws of such States. Delaware organizational identification number is: 3514450. The Federal Employer Identification Number is: 42-1534568.

Officers: Timothy B. Page, President; Rosemary B. Trudeau, Treasurer; and Geri Lynn Mankoff, Secretary.

Directors: George Feldenkreis; Anthony Macaione; and Alan Zwerner.

Shareholder: Perry Ellis International, Inc.

Jantzen Apparel Corp., a Delaware corporation, organized on June 15, 1993, qualified to do business in New York on August 12, 2002, and Oregon on August 12, 2002, and is in good standing under the laws of such States. Delaware, New York and Oregon organizational identification numbers are 2340213, N/A and 097686-98. The Federal Employer Identification Number is: 51-0348614.

Officers: Timothy B. Page, President; Rosemary B. Trudeau, Treasurer and Vice President, Finance; and Geri Lynn Mankoff, Secretary.

Directors: Alan Zwerner; George Feldenkreis; and Anthony Macaione.

Shareholder: Perry Ellis International, Inc.

BBI Retail, L.L.C., a Florida limited liability company, organized on December 3, 2001, under the laws of the State of Florida, and is in good standing under the laws of Florida. Florida organizational identification number is: L01000020768. The Federal Employer Identification Number is: N/A.

Officers: George Feldenkreis, President; and Rosemary Trudeau, Secretary.

Directors: George Feldenkreis; and Rosemary Trudeau.

Managing Member: Perry Ellis International, Inc., a Florida corporation

Supreme Munsingwear Canada Inc., a corporation organized under the laws of Canada, organized on May 24, 1996, and is in good standing under the laws of such country. Canadian organizational identification number is: 326274-0. The Federal Employer Identification Number is: N/A.

Officers: Leonard Black, President; George Feldenkreis, Vice President; Oscar Feldenkreis, Vice President; Fanny Hanono, Vice President; Geri Lynn Mankoff, Vice President; and Rosemary Trudeau, Treasurer and Secretary.

Director: Leonard Black

Shareholder: Perry Ellis International, Inc.

Supreme Realty, LLC, a Florida limited liability company, organized on July 1, 2002, and is in good standing under the laws of Florida. Florida organizational identification number is: L02000016462. The Federal Employer Identification Number is: N/A.

Manager: Rosemary Trudeau

Members: Supreme Real Estate I, LLC and Supreme Real Estate II, LLC.

Membership Interest:	Supreme Real Estate I, LLC – 50%
Supreme Real Estate II, LLC – 50%

Supreme Real Estate I, LLC, a Florida limited liability company, organized on June 19, 2002, and is in good standing under the laws of Florida. Florida organizational identification number is: L02000015313. The Federal Employer Identification Number is: N/A.

Manager: Rosemary Trudeau

Member: Supreme International, Inc.

Supreme Real Estate II, LLC, a Florida limited liability company, organized on June 19, 2002, and is in good standing under the laws of Florida. Florida organizational identification number is: L02000015314. The Federal Employer Identification Number is: N/A.

Manager: Rosemary Trudeau

Member: Supreme International, Inc.

Perry Ellis Real Estate Corporation, a Delaware corporation, organized on May 9, 2002, under the laws of the State of Delaware, qualified to do business in South Carolina on September 24, 2002, and is in good standing under the laws of such States. Delaware organizational identification number is: 3523594. The Federal Employer Identification Number is: 74-3043466.

Officers: George Feldenkreis, President; Timothy B. Page, Vice President; Geri Lynn Mankoff, Secretary; and Rosemary B. Trudeau, Treasurer.

Directors: Oscar Feldenkreis; Timothy B. Page; and Anthony Macaione.

Connor Acquisition Corp., a Delaware corporation, organized on December 16, 2002, under the laws of the State of Delaware and is in good standing under the laws of Delaware. Delaware organizational identification number is: 3602767. The Federal Employer Identification Number is: 32-0068136

Officers: Timothy B. Page, President; Rosemary B. Trudeau, Treasurer; and Geri Mankoff, Secretary.

Directors: George Feldenkreis and Oscar Feldenkreis.

SALANT CORPORATION

As of March 19, 2003    SUBSIDIARIES

ACTIVE ENTITY	JURISDICTION	LOCATION	DIRECTORS	OFFICERS	EIN NUMBER	ORGANIZATION NUMBER

Salant Corporation	Delaware	1114 Avenue of the Americas New York, NY 10036	G. Raymond Empson, Ben Evans Rose Peabody Lynch	Michael J. Setola, Chairman of the Board and Chief Executive Officer Awadhesh K. Sinha, Chief Operating Officer and Chief Financial Officer William O. Manzer, President of Perry Ellis Menswear Division Jerry J. Kwiatkowski, Executive Vice President of Design Howard Posner, Executive Vice President of Global Sourcing, James B. McCrudden, Vice President Finance & Controller & Assistant Secretary William R. Bennett, Vice President Treasurer & Assistant Secretary	13-3402444	2123087

SALANT HOLDING CORPORATION	Delaware	1114 Avenue of the Americas New York, N.Y. 10036	Michael J. Setola	Michael J. Setola. Chief Executive Officer and President	13-4116384	3198575
			Awadhesh K Sinha	Awadhesh K Sinha
			William R Bennett	Chief Operating Officer and Treasurer William R Bennett, Secretary

SALANT CARIBBEAN, S.A.	Guatemala	Calzada Roosevelt 22-43 Zona 11	Michael J Setola- President	NA
		Tikal Futura Torre Luna	Awadhesh Sinha- Vice President & Secretary
		Oficina 12 C	Howard Posner-Director
		Guatemala, Guatemala	Ericl Sterkel-Director

SALANT (FAR EAST) LIMITED	Hong Kong	22/F. Ten Sheng Centre	Leo Tsai	NA

		64 Hoi Yuen Road Kwun Tong, Kowloon Hong Kong	Mike Setola Awadhesh Sinha William Bennett James McCrudden

BIRDHILL, LIMITED	Hong Kong	22/F. Ten Sheng Centre 64 Hoi Yuen Road Kwun Tong, Kowloon Hong Kong	Leo Tsai Mike Setola Awadhesh Sinha William Bennett James McCrudden	NA

Salant Corporation is licensed to do business in the following states:

Alabama	Arkansas
California	Colorado
Connecticut	Delaware
Florida	Georgia
Idaho	Illinois
Indiana	Iowa
Kentucky	Louisiana
Maine	Massachusetts
Michigan	Minnesota
Mississippi	Missouri
Nevada	New Hampshire
New Mexico	New Jersey
New York	North Carolina
Ohio	Oklahoma
Oregon	Tennessee
South Carolina	Vermont
Texas	Washington
Virginia	West Virginia
Pennsylvania	Wisconsin

Salant Holding Corporation is licensed to do business in the following state:

New York

INACTIVE MAQUILADORA SUR, S.A. de C.V.	Mexico		in care of Michael J. Setola.Chief Executive Officer		NA
(Note liquidation is pending settlement Of outanding Litigation)		Mario Jauregui	Awadhesh K. Sinha,Chief Financial Officer
		Despacho Jauregui Asociados, S.C. Calle San Judas No. 511 Frac. Valle San Jose, Piedras Negras, Coah, C.P. Mexico	Mario H. Jauregui, Secretary

CARRIZO MANUFACTURING CO.SA, de C.V.	Mexico		in care of Michael J. Setola.Chief Executive Officer		NA
		Mario Jauregui	Awadhesh K. Sinha,Chief Financial Officer
(Note liquidation is pending settlement Of outanding Litigation)		Despacho Jauregui Asociados, S.C. Calle San Judas No. 511 Frac. Valle San Jose, Piedras Negras, Coah, C.P. Mexico	Mario H. Jauregui, Secretary

ENTITY	JURISDICTION	LOCATION	DIRECTORS	OFFICERS	EIN NUMBER	ORGANIZATION NUMBER

MANHATTAN INDUSTRIES, INC.	Delaware		in care of Michael J. Setola	Michael J. Setola. Chairman & Chief Executive Officer	13-1005390
		Salant 1114 Avenue of the Americas Corporation New York, N.Y. 10036	Awadhesh K Sinha	Awadhesh K. Sinha Chief Operating Officer and Chief Financial Officer William R. Bennett,V.P. and Assistant Secretary James B. McCrudden.VP and Assistant Secretary

SLT SOURCING, INC.	New York		in care of Michael J. Setola	Michael J. Setola. Chairman & Chief Executive Officer	13-1535273
		Salant 1114 Avenue of the Americas Corporation New York, N.Y. 10036	Awadhesh K Sinha	Awadhesh K. Sinha Chief Operating Officer and Chief Financial Officer
			William R. Bennett	William R. Bennett,V.P. and
Assistant Secretary James B. McCrudden.VP and Assistant Secretary

DENTON MILLS, INC.	Delaware		in care of Michael J. Setola	Michael J. Setola.Chairman & Chief Executive Officer	13-3415982
		Salant Corporation 1114 Avenue of the Americas New York, N.Y. 10036	Awadhesh K Sinha	Awadhesh K. Sinha Chief Operating Officer and Chief Financial Officer
			William R. Bennett	William R. Bennett, V.P. and Assistant Secretary James B. McCrudden.VP and Assistant Secretary

VERA LICENSING, INC.	Nevada		in care of Michael J. Setola	Michael J. Setola.Chairman & Chief Executive Officer	13-2880251
		Salant Corporation 1114 Avenue of the Americas New York, N.Y. 10036	Awadhesh K Sinha	Awadhesh K. Sinha Chief Operating Officer and Chief Financial Officer
			William R. Bennett	William R. Bennett, V.P. and Assistant Secretary James B. McCrudden.VP and Assistant Secretary

VERA LINEN MANUFACTURING, INC.	Delaware		in care of Michael J. Setola	Michael J. Setola.Chairman & Chief Executive Officer	13-2868879

		Salant Corporation 1114 Avenue of the Americas New York, N.Y. 10036	Awadhesh K Sinha	Awadhesh K. Sinha Chief Operating Officer and Chief Financial Officer
			William R. Bennett	William R. Bennett, V.P. and Assistant Secretary James B. McCrudden.VP and Assistant Secretary

CLANTEXPORT, INC.	New York		in care of Michael J. Setola	Michael J. Setola.Chairman & Chief Executive Officer	13-3261251
		Salant Corporation 1114 Avenue of the Americas New York, N.Y. 10036	Awadhesh K Sinha	Awadhesh K. Sinha Chief Operating Officer and Chief Financial Officer
			William R. Bennett	William R. Bennett, V.P. and Assistant Secretary James B. McCrudden.VP and Assistant Secretary

MANHATTAN INDUSTRIES, INC.	New York		in care of Michael J. Setola	Michael J. Setola.Chairman & Chief Executive Officer	13-1005390
		Salant Corporation 1114 Avenue of the Americas, New York, N.Y. 10036	Awadhesh K Sinha	Awadhesh K. Sinha Chief Operating Officer and Chief Financial Officer William R. Bennett,V.P. and Assistant Secretary James B. McCrudden.VP and Assistant Secretary

FROST BROS ENTERPRISES, INC.	Texas		in care of Michael J. Setola	Michael J. Setola.Chairman & Chief Executive Officer	74-2343035
		Salant Corporation 1114 Avenue of the Americas New York, N.Y. 10036	Awadhesh K Sinha	Awadhesh K. Sinha Chief Operating Officer and Chief Financial Officer
			William R. Bennett	William R. Bennett, V.P. and Assistant Secretary James B. McCrudden.VP and Assistant Secretary

OTHER SUBSIDIARIES AND AFFILIATES:

Perry Ellis International Europe Limited, an Irish corporation

Shareholder: Perry Ellis International Group Holdings Limited.

Perry Ellis International Group Holdings Limited, a non-resident Irish corporation

Shareholder: Perry Ellis International, Inc.

Supreme International Co. Canada Limited, a corporation organized under the laws of Canada

Directors: George Feldenkreis; and Jeff Ottis

Shareholder: Perry Ellis International, Inc. 51% and Grand National Apparel 49%.

Supreme International Corporation de Mexico, S.A. de C.V., a Mexican corporation, organized on July 8, 1997, and is in good standing under the laws of such country. Mexican organizational identification number is: N/A. The Federal Employer Identification Number is: N/A.

Officers: Rosemary Trudeau, President; Geri Mankoff, Treasurer; and Joseph Roisman, Secretary.

Directors: George Feldenkreis; and Rosemary Trudeau.

Shareholder: Perry Ellis International, Inc.

EXHIBIT B

Additional Perry Ellis License Agreements Established Since July, 2002

Name:	Maple Hosiery, Ltd.
Date:	April 3, 2003
Trademarks:	PE, PEP, PEA
Territory:	Canada
Product:	Men’s Socks

Name:	Superior International, Inc. - Panama
Date:	Jan. 1 2003
Trademarks:	PE, PEA
Territory:	Caribbean/Central America/South America
Product:	PE: Women’s dress casual sportswear/related separates & collections
PEA: Women’s jeanswear and activewear for junior customer

Name:	Diorvett International Zona Libre, SA - Chile Agreement
Date:	Nov. 4, 2002
Trademarks:	PE, PEP, PEA
Territory:	Chile
Product:	PE: Men’s Sportswear/Dress shirts/Outerwear/Socks/Swimwear
PEP: Men’s Outerwear/dress shirts/socks/SLG’s/jewelry (ie; cufflinks, necktie pins, money clips, key chains)
PEA: Men’s jeanswear/outwear/Swimwear

Name:	Segye Corporation
Date:	Aug. 2, 2002
Trademarks:	PE, PEP
Territory:	Korea
Product:	Women’s Sportswear

Name:	Shinwon Industrial Co., Ltd.
Date:	Sept. 25, 2002
Trademarks:	PE, PEP
Territory:	Korea
Product:	Men’s Neckties
Men’s and Women’s scarves and mufflers

Name	Date	Territory	Trademarks	Products	Note
Knothe N&S Footwear	01-Aug-02	US	Munsingwear	Loungewear Men’s & Boy’s Shoes - Casual & Athletic, Athletic Socks
	15-Nov-02	US	Original Penguin
Sockyard	30-Nov-02	US	Munsingwear/Grand Slam	Men’s and Boy’s Hosiery
Paradise Shoes				Shoes, Sneakers,
	01-Jan-03	US	Cubavera/Havanera	Belts and Hosiery
Isaco	01-Aug-02	US	John Henry	Loungewear
Tropi-Tracks				Casual and Leisure Footwear for M, W & C
	01-Jan-03	US	Jantzen
Master SRL				Swimwear/Sportswear
	01-Jan-03	Italy/non- exclusive Europe	Jantzen
Sports City				Men’s Apparel,	contract signed on Jan 31, 2003 but does not begin till July 1, 2003
	31-Jan-03	Mexico	Grand Slam/Munsingwear
Sports City	01-Jan-03	Puerto Rico	Grand Slam/Munsingwear	Men’s Sportswear & Accessories
Superior				Men’s & Women’s Sportswear,
	01-Jan-03	Central & South America, Carribiean	Cubavera
Superior				Men’s & Women’s Sportswear,
	01-Jan-03	Central & South America, Carribiean	Mondo di Marco
B&O Co. Ltd.				Men’s Sportswear
	01-Jan-03	Vietnam	Manhattan/John Henry
Hansung	31-Jul-02	Korea	Manhattan	Men’s Dress shirts
Industrias Topaz				Men’s Wearing Apparel excluding shoes
	01-Aug-02	El Salvador	Manhattan
Woohyun	31-Jul-02	Korea	Manhattan	Men’s Neckwear

GUIDELINES FOR PREPARATION OF INFORMATION CERTIFICATE

Annexed hereto is a form of Information Certificate, which you should complete carefully and accurately.

Please note:

1. The Information Certificate should be completed by you in consultation with your attorneys and accountants.

2. To the extent there is insufficient space provided in the Information Certificate for a response to any question, please include additional pages as exhibits to the certificate.

3. The Information Certificate should be returned to us as soon as possible since the information in it is necessary for us to prepare the loan documentation.

4. The Information Certificate will be included as an exhibit to the Loan and Security Agreement between us. The numbers of the schedules provided for in the Information Certificate correspond to the sections of the Loan and Security Agreement covering the applicable matter where such schedules are referenced.

If you have any questions in connection with the preparation of the Information Certificate, please let us know.

Thank you for your cooperation and we look forward to continuing to work with you.

CONGRESS FINANCIAL CORPORATION (FLORIDA)

MIA1\CORPSEC\283942.4

18923/0031

EXHIBIT D

TO

AMENDMENT NO. 1

List of Salant Subsidiaries

Salant Caribbean, S.A.

Birdhill Limited

Salant Far East Ltd.

D-1